                                                  -----------------------------
                                                           OMB APPROVAL
                                                  -----------------------------
                                                  OMB Number:         3235-0570
                                                  Expires:    November 30, 2005
                                                  Estimated average burden
                                                  hours per response....... 5.0
                                                  -----------------------------
                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5199
                                  ---------------------------------------------

                     SteinRoe Variable Investment Trust
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

        One Financial Center, Boston, Massachusetts              02111
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

                              Russell L. Kane, Esq.
                         Columbia Management Group, Inc.
                               One Financial Center
                                 Boston, MA 02111
-------------------------------------------------------------------------------
                       (Name and address of agent for service)

Registrant's telephone number, including area code: 1-617-426-3363
                                                   ----------------------------

Date of fiscal year end: December 31, 2003
                        --------------------------
Date of reporting period: December 31, 2003
                         -------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS

ANNUAL REPORT
DECEMBER 31, 2003

[GRAPHIC]


STEINROE VARIABLE INVESTMENT TRUST


2003 ANNUAL REPORT
STEINROE VARIABLE INVESTMENT TRUST

PRESIDENT'S MESSAGE

SteinRoe Variable Investment Trust

Dear Shareholder:

After three years of disappointment, the recovery in the US economy came as a welcome relief. However, 2003 did not start on a strong note. During the first four months of the 12-month period that ended December 31, 2003, the overall mood of the country was restrained as war loomed, the US economy struggled to maintain positive growth and the job picture worsened.

By May, many of the uncertainties that had plagued the economy showed signs of dissipating and the stage was finally set for a full-blown economic recovery. An end to the major military conflicts of the war with Iraq boosted consumer confidence. Corporations began to report significantly higher profits. The Federal Reserve Board cut short-term interest rates to a 45-year low of 1%--and promised to keep rates low until the economy was on solid ground. A tax package provided financial stimulus, which began to work its way into the economy during the summer months. Many economists grew optimistic that official gross domestic product (GDP) figures would reflect this renewed vigor. Yet, no one seemed prepared for how extraordinary that growth might be--8.2% in the third quarter, with estimates of 4% to 5% growth in the fourth quarter. The business sector had finally kicked into gear. Industrial production rose in the second half of 2003 and business spending--especially on technology-related items--showed strength. Even the labor market improved by year-end, with unemployment declining to 5.9% from a peak of 6.4% earlier in the year.

The US financial markets anticipated the economy's rebound and many sectors picked up in advance of the most positive economic news. The US stock market came to life at the end of March. It suffered modest reversals as the period commenced, but generally speaking, the direction was upward. The S&P 500 Index returned 28.68% for the 12-month period as all major sectors of the market benefited from renewed investor enthusiasm and rising corporate profits. Foreign stock markets reported even higher gains. The MSCI EAFE Index rose 38.59% and the MSCI AC Free Asia ex Japan Index returned 46.98%.

Most sectors of the US bond market also delivered positive returns for the calendar year, but they experienced extraordinary volatility as interest rates fell to historical lows, rose sharply as the economy improved and then came back down in the final months of 2003. High-yield bonds led the fixed-income markets. In fact, many high-yield bond funds outperformed stocks during the period. The debt of companies that had been beaten down over the past three years got the biggest boost as investors gained confidence that their prospects could improve with a stronger economy and a more accommodating climate in which to refinance debt at lower interest rates. Treasury and mortgage bonds suffered most from the shift in interest rates. Municipal bonds, however, held onto solid gains by the end of the period. Money market fund yields fell below 1%, reflecting historically low short-term interest rates.

The recent rebound in economies and markets around the world serves as a strong reminder that a diversified portfolio offers an investor the opportunity to participate in the returns of a variety of markets over time. We encourage you to speak with your financial professional about the diversification opportunities offered by your annuity. And, we encourage you to read the following reports, which provide more detailed information about the performance and strategies used by individual portfolio managers.

Sincerely,

/s/ Joseph R. Palombo
Joseph R. Palombo
President

                                                     Not FDIC    May Lose Value
                                                     Insured   No Bank Guarantee

Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

PERFORMANCE AT A GLANCE

SteinRoe Variable Investment Trust


                                                                         AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03 (%)
                                                                    INCEPTION      1-YEAR      5-YEAR      10-YEAR     LIFE
---------------------------------------------------------------------------------------------------------------------------
STEINROE VARIABLE INVESTMENT TRUST
Liberty Asset Allocation Fund, Variable Series -- Class A              1/1/89       20.46        1.47         7.10       --
Liberty Federal Securities Fund, Variable Series -- Class A            1/1/89        2.64        6.22         6.50       --
Liberty Money Market Fund, Variable Series                             1/1/89        0.69        3.26         4.10       --
Liberty Small Company Growth Fund, Variable Series -- Class A          1/1/89       44.33        6.58         5.82       --
Stein Roe Growth Stock Fund, Variable Series -- Class A                1/1/89       25.24       -4.50         7.72       --

Past performance does not guarantee future results. Current performance may be lower or higher than the performance data provided. For current month-end performance information, please contact your insurance company.

TABLE OF CONTENTS
SteinRoe Variable Investment Trust
Wanger Advisors Trust

STEINROE VARIABLE INVESTMENT TRUST
   PORTFOLIO MANAGERS' DISCUSSIONS
   Liberty Asset Allocation Fund, Variable Series                           178
   Liberty Federal Securities Fund, Variable Series                         205
   Liberty Money Market Fund, Variable Series                               221
   Liberty Small Company Growth Fund, Variable Series                       233
   Stein Roe Growth Stock Fund, Variable Series                             247

   FINANCIAL STATEMENTS
   Liberty Asset Allocation Fund, Variable Series                           180
   Liberty Federal Securities Fund, Variable Series                         207
   Liberty Money Market Fund, Variable Series                               223
   Liberty Small Company Growth Fund, Variable Series                       235
   Stein Roe Growth Stock Fund, Variable Series                             249


                Must be preceded or accompanied by a prospectus.
                     Columbia Funds Distributor, Inc. 2/2004

STEINROE VARIABLE INVESTMENT TRUST


                                SteinRoe Variable
                                Investment Trust

PORTFOLIO MANAGERS' DISCUSSION
Liberty Asset Allocation Fund, Variable Series / December 31, 2003

Liberty Asset Allocation Fund, Variable Series seeks high total investment return.

Harvey B. Hirschhorn, CFA, is the lead portfolio manager of the fund. He has been associated with Columbia Management Advisors, Inc. and its predecessors since 1973. Mr. Hirschhorn is responsible for allocating the fund's assets among various asset classes. Security selection and buy/sell decisions are made by investment professionals with expertise in the specific asset classes.

The fund's higher allocation to stocks, lower exposure to bonds and a minimal cash position all contributed to a solid showing in a rising stock market. We believe that the fund's performance was comfortably higher than its benchmarks, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers Government/Credit Index, while underperforming the S&P 500 Index, primarily because of its asset allocation. Our policy of broad diversification paid off, as international stocks, small-cap stocks, real estate investment trusts and high-yield bonds exceeded the robust performances from large-cap stocks and high-quality, fixed-income securities.

FAVORABLE STOCK MARKET ENVIRONMENT
Stocks languished early in the year as the nation headed into the war in Iraq, then rallied as the major military campaign came to a swift end and the US economic outlook brightened. Stocks gained further momentum as continued low interest rates helped reduce the cost of consumer and corporate debt. Corporate earnings rose strongly, adding more fuel to the rising market. In this environment, investors favored stocks with the most leverage to an improving economy.

WELL-POSITIONED FOR MARKET CONDITIONS
Effective asset allocation adjustments helped performance during the period. While our "normal" allocation is 60% stocks and 40% bonds, we favored equities by several percentage points throughout the year because we expected the economy to improve. We modestly reduced our fixed-income position shortly before bond prices tumbled in the third quarter. However, we maintained exposure to high-yield bonds, which performed well during the year. Early in the fourth quarter, we increased the fund's international holdings, believing that foreign stocks had the potential to rise even faster than domestic stocks as the dollar continued to weaken. This decision was right on target. The MSCI EAFE Index posted a fourth quarter return of 16.80% compared to 12.18% for the S&P 500 Index. A weaker dollar also helped the profitability of US companies with overseas operations.

EMPHASIS ON HIGH QUALITY RESTRAINED PERFORMANCE
The fund's investments in large, high-quality US companies resulted in positive, but disappointing returns. While many of these companies had strong balance sheets and excellent long-term prospects, in a strong bull market their stock prices did not rise as quickly as those of smaller companies with less predictable earnings prospects. Within the consumer staples sector, our investments in Safeway, Sara Lee and ConAgra Foods resulted in negative returns. We sold Safeway and Sara Lee because we lost confidence in their long-term performance potential. We held onto ConAgra (0.2% of net assets), which generated a loss early in the year but recovered slowly when market conditions improved.

POSITIONED TO CAPITALIZE ON A STRONGER ECONOMY
We are optimistic that steady economic growth, in the United States and abroad, offers a favorable environment for stocks. If the world's economies continue to expand at a brisk pace, we expect strong corporate profit growth in the year ahead. As a result, we have maintained our above-average weights in domestic and international stocks. Because we believe that interest rates could move higher later this year, we have also maintained our reduced allocation to fixed-income securities. Within fixed income, we favor high-yield bonds, which we believe have the potential to continue to benefit as economic growth helps companies improve their balance sheets. These securities with higher yields may also provide a cushion against rising interest rates.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence.

An investment in the Liberty Asset Allocation Fund, Variable Series offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments. In addition, because the fund invests in high-yield securities it offers the potential for high current income and attractive total return, but involves certain risks, including credit risks associated with lower-rated bonds and interest rate risks. The fund also invests in foreign securities, which have risks greater than US investments including currency fluctuations, political and economic instability and less regulation.

Investing in small-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

An investment in the fund may be subject to certain risks associated with ownership of real estate such as possible declines in value, environmental problems, natural disasters, changes in interest rates and local economic conditions.

Holdings are disclosed as of December 31, 2003, and are subject to change.

PERFORMANCE INFORMATION
Liberty Asset Allocation Fund, Variable Series / December 31, 2003

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2003 (%)

                                     1-YEAR   5-YEAR  10-YEAR
--------------------------------------------------------------
Class A (1/1/89)                      20.46     1.47     7.10
S&P 500 Index                         28.68    -0.57    11.07
Lehman Brothers
 Aggregate Bond Index                  4.10     6.62     6.95
Lehman Brothers
 Government/Credit Index               4.67     6.66     6.98

Inception date of share class is in parentheses.

NET ASSET VALUE PER SHARE ($)            12/31/02        12/31/03
-----------------------------------------------------------------
Class A                                   11.87           13.80

[CHART]

VALUE OF A $10,000 INVESTMENT, 1/1/94 - 12/31/03

Class A: $19,859

                                              LEHMAN BROTHERS AGGREGATE   LEHMAN BROTHERS GOVERNMENT/
             CLASS A SHARES   S&P 500 INDEX   BOND INDEX                  CREDIT INDEX
  1/1/1994         $ 10,000        $ 10,000                    $ 10,000                      $ 10,000
 1/31/1994         $ 10,198        $ 10,340                    $ 10,135                      $ 10,150
 2/28/1994         $ 10,068        $ 10,059                    $  9,959                      $  9,929
 3/31/1994         $  9,733        $  9,620                    $  9,713                      $  9,685
 4/30/1994         $  9,718        $  9,743                    $  9,635                      $  9,605
 5/31/1994         $  9,817        $  9,903                    $  9,634                      $  9,588
 6/30/1994         $  9,657        $  9,660                    $  9,613                      $  9,566
 7/31/1994         $  9,862        $  9,977                    $  9,804                      $  9,757
 8/31/1994         $ 10,083        $ 10,386                    $  9,816                      $  9,761
 9/30/1994         $  9,839        $ 10,132                    $  9,672                      $  9,614
10/31/1994         $  9,824        $ 10,360                    $  9,663                      $  9,603
11/30/1994         $  9,534        $  9,983                    $  9,642                      $  9,586
12/31/1994         $  9,680        $ 10,131                    $  9,708                      $  9,649
 1/31/1995         $  9,791        $ 10,393                    $  9,900                      $  9,834
 2/28/1995         $ 10,136        $ 10,798                    $ 10,136                      $ 10,062
 3/31/1995         $ 10,295        $ 11,117                    $ 10,198                      $ 10,130
 4/30/1995         $ 10,517        $ 11,444                    $ 10,341                      $ 10,272
 5/31/1995         $ 10,851        $ 11,901                    $ 10,741                      $ 10,702
 6/30/1995         $ 11,049        $ 12,178                    $ 10,819                      $ 10,788
 7/31/1995         $ 11,367        $ 12,582                    $ 10,795                      $ 10,746
 8/31/1995         $ 11,391        $ 12,613                    $ 10,926                      $ 10,883
 9/30/1995         $ 11,613        $ 13,146                    $ 11,032                      $ 10,994
10/31/1995         $ 11,502        $ 13,098                    $ 11,175                      $ 11,156
11/30/1995         $ 11,892        $ 13,673                    $ 11,343                      $ 11,340
12/31/1995         $ 12,144        $ 13,937                    $ 11,502                      $ 11,506
 1/31/1996         $ 12,385        $ 14,411                    $ 11,578                      $ 11,578
 2/29/1996         $ 12,490        $ 14,545                    $ 11,376                      $ 11,332
 3/31/1996         $ 12,644        $ 14,685                    $ 11,297                      $ 11,237
 4/30/1996         $ 12,696        $ 14,901                    $ 11,233                      $ 11,160
 5/31/1996         $ 12,800        $ 15,285                    $ 11,211                      $ 11,141
 6/30/1996         $ 12,939        $ 15,343                    $ 11,361                      $ 11,289
 7/31/1996         $ 12,697        $ 14,665                    $ 11,392                      $ 11,315
 8/31/1996         $ 12,878        $ 14,974                    $ 11,372                      $ 11,287
 9/30/1996         $ 13,249        $ 15,817                    $ 11,570                      $ 11,487
10/31/1996         $ 13,620        $ 16,254                    $ 11,827                      $ 11,755
11/30/1996         $ 14,207        $ 17,483                    $ 12,029                      $ 11,971
12/31/1996         $ 14,044        $ 17,137                    $ 11,918                      $ 11,838
 1/31/1997         $ 14,483        $ 18,208                    $ 11,955                      $ 11,853
 2/28/1997         $ 14,327        $ 18,350                    $ 11,984                      $ 11,878
 3/31/1997         $ 13,976        $ 17,595                    $ 11,851                      $ 11,736
 4/30/1997         $ 14,395        $ 18,646                    $ 12,029                      $ 11,908
 5/31/1997         $ 14,981        $ 19,781                    $ 12,143                      $ 12,018
 6/30/1997         $ 15,333        $ 20,668                    $ 12,288                      $ 12,163
 7/31/1997         $ 16,212        $ 22,313                    $ 12,620                      $ 12,535
 8/31/1997         $ 15,656        $ 21,063                    $ 12,512                      $ 12,394
 9/30/1997         $ 16,338        $ 22,218                    $ 12,696                      $ 12,589
10/31/1997         $ 16,046        $ 21,475                    $ 12,880                      $ 12,790
11/30/1997         $ 16,211        $ 22,470                    $ 12,940                      $ 12,858
12/31/1997         $ 16,405        $ 22,856                    $ 13,070                      $ 12,993
 1/31/1998         $ 16,552        $ 23,110                    $ 13,238                      $ 13,176
 2/28/1998         $ 17,018        $ 24,776                    $ 13,227                      $ 13,150
 3/31/1998         $ 17,416        $ 26,045                    $ 13,272                      $ 13,191
 4/30/1998         $ 17,460        $ 26,308                    $ 13,341                      $ 13,257
 5/31/1998         $ 17,233        $ 25,855                    $ 13,468                      $ 13,399
 6/30/1998         $ 17,481        $ 26,905                    $ 13,582                      $ 13,535
 7/31/1998         $ 17,417        $ 26,620                    $ 13,611                      $ 13,546
 8/31/1998         $ 15,865        $ 22,771                    $ 13,833                      $ 13,810
 9/30/1998         $ 16,425        $ 24,230                    $ 14,156                      $ 14,205
10/31/1998         $ 17,146        $ 26,200                    $ 14,081                      $ 14,104
11/30/1998         $ 17,737        $ 27,788                    $ 14,162                      $ 14,189
12/31/1998         $ 18,459        $ 29,388                    $ 14,204                      $ 14,224
 1/31/1999         $ 18,923        $ 30,617                    $ 14,305                      $ 14,325
 2/28/1999         $ 18,491        $ 29,665                    $ 14,055                      $ 13,984
 3/31/1999         $ 18,835        $ 30,851                    $ 14,132                      $ 14,054
 4/30/1999         $ 19,091        $ 32,045                    $ 14,177                      $ 14,090
 5/31/1999         $ 18,811        $ 31,289                    $ 14,052                      $ 13,944
 6/30/1999         $ 19,452        $ 33,025                    $ 14,007                      $ 13,901
 7/31/1999         $ 19,114        $ 31,995                    $ 13,947                      $ 13,862
 8/31/1999         $ 19,008        $ 31,838                    $ 13,940                      $ 13,851
 9/30/1999         $ 19,043        $ 30,966                    $ 14,102                      $ 13,976
10/31/1999         $ 19,532        $ 32,926                    $ 14,154                      $ 14,012
11/30/1999         $ 19,823        $ 33,594                    $ 14,153                      $ 14,004
12/31/1999         $ 20,769        $ 35,573                    $ 14,085                      $ 13,918
 1/31/2000         $ 20,266        $ 33,787                    $ 14,038                      $ 13,914
 2/29/2000         $ 20,406        $ 33,149                    $ 14,208                      $ 14,088
 3/31/2000         $ 21,522        $ 36,391                    $ 14,396                      $ 14,292
 4/30/2000         $ 20,818        $ 35,295                    $ 14,354                      $ 14,222
 5/31/2000         $ 20,342        $ 34,572                    $ 14,347                      $ 14,210
 6/30/2000         $ 21,147        $ 35,426                    $ 14,645                      $ 14,499
 7/31/2000         $ 21,071        $ 34,873                    $ 14,778                      $ 14,653
 8/31/2000         $ 22,177        $ 37,039                    $ 14,993                      $ 14,860
 9/30/2000         $ 21,461        $ 35,083                    $ 15,087                      $ 14,916
10/31/2000         $ 21,246        $ 34,936                    $ 15,187                      $ 15,010
11/30/2000         $ 20,241        $ 32,183                    $ 15,436                      $ 15,267
12/31/2000         $ 20,555        $ 32,341                    $ 15,723                      $ 15,568
 1/31/2001         $ 21,007        $ 33,489                    $ 15,981                      $ 15,829
 2/28/2001         $ 19,738        $ 30,434                    $ 16,120                      $ 15,992
 3/31/2001         $ 18,882        $ 28,505                    $ 16,200                      $ 16,066
 4/30/2001         $ 19,771        $ 30,720                    $ 16,132                      $ 15,945
 5/31/2001         $ 19,664        $ 30,926                    $ 16,229                      $ 16,038
 6/30/2001         $ 19,381        $ 30,174                    $ 16,291                      $ 16,115
 7/31/2001         $ 19,327        $ 29,878                    $ 16,656                      $ 16,516
 8/31/2001         $ 18,573        $ 28,008                    $ 16,847                      $ 16,727
 9/30/2001         $ 17,644        $ 25,745                    $ 17,044                      $ 16,881
10/31/2001         $ 17,900        $ 26,237                    $ 17,401                      $ 17,310
11/30/2001         $ 18,668        $ 28,249                    $ 17,161                      $ 17,026
12/31/2001         $ 18,668        $ 28,498                    $ 17,051                      $ 16,892
 1/31/2002         $ 18,493        $ 28,082                    $ 17,189                      $ 17,015
 2/28/2002         $ 18,304        $ 27,540                    $ 17,356                      $ 17,160
 3/31/2002         $ 18,672        $ 28,575                    $ 17,067                      $ 16,811
 4/30/2002         $ 18,269        $ 26,843                    $ 17,399                      $ 17,137
 5/31/2002         $ 18,241        $ 26,645                    $ 17,546                      $ 17,295
 6/30/2002         $ 17,464        $ 24,748                    $ 17,697                      $ 17,442
 7/31/2002         $ 16,561        $ 22,820                    $ 17,911                      $ 17,651
 8/31/2002         $ 16,659        $ 22,968                    $ 18,214                      $ 18,047
 9/30/2002         $ 15,590        $ 20,471                    $ 18,509                      $ 18,435
10/31/2002         $ 16,325        $ 22,273                    $ 18,424                      $ 18,258
11/30/2002         $ 16,923        $ 23,585                    $ 18,419                      $ 18,269
12/31/2002         $ 16,478        $ 22,200                    $ 18,800                      $ 18,753
 1/31/2003         $ 16,158        $ 21,619                    $ 18,817                      $ 18,753
 2/28/2003         $ 15,950        $ 21,295                    $ 19,076                      $ 19,087
 3/31/2003         $ 16,023        $ 21,501                    $ 19,061                      $ 19,062
 4/30/2003         $ 16,916        $ 23,273                    $ 19,219                      $ 19,266
 5/31/2003         $ 17,778        $ 24,499                    $ 19,577                      $ 19,813
 6/30/2003         $ 18,008        $ 24,813                    $ 19,538                      $ 19,734
 7/31/2003         $ 18,051        $ 25,250                    $ 18,881                      $ 18,907
 8/31/2003         $ 18,381        $ 25,742                    $ 19,006                      $ 19,032
 9/30/2003         $ 18,339        $ 25,469                    $ 19,509                      $ 19,635
10/31/2003         $ 18,957        $ 26,911                    $ 19,328                      $ 19,386
11/30/2003         $ 19,201        $ 27,147                    $ 19,374                      $ 19,438
12/31/2003         $ 19,859        $ 28,563                    $ 19,576                      $ 19,634


PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PROVIDED. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

Total return performance includes changes in share price and reinvestment of all distributions. The S&P (Standard & Poor's) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment-grade US Treasury and agency securities, corporate bonds and mortgage-backed bonds. The Lehman Brothers Government/Credit Index is an unmanaged index that tracks the performance of a selection of US government and investment-grade US corporate bonds. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

INVESTMENT PORTFOLIO
Liberty Asset Allocation Fund / December 31, 2003

                                                        SHARES         VALUE
                                                     ------------   ------------
COMMON STOCKS--64.7%
CONSUMER DISCRETIONARY--9.4%
AUTO COMPONENTS--0.5%
Autoliv, Inc.                                               3,120   $    117,468
BorgWarner, Inc.                                              600         51,042
Dana Corp.                                                  3,200         58,720
Delphi Corp.                                               63,500        648,335
Federal Signal Corp.                                          757         13,263
Gentex Corp.                                                3,730        164,717
Johnson Controls, Inc.                                        700         81,284
Lear Corp.                                                  2,000        122,660
Modine Manufacturing Co.                                      900         24,282
Standard Motor Products, Inc.                               2,000         24,300
Superior Industries International                           2,000         87,040
                                                                    ------------
                                                                       1,393,111
                                                                    ------------
AUTOMOBILES--0.2%
Honda Motor Co., Ltd.                                      13,700        608,690
                                                                    ------------
HOTELS, RESTAURANTS & LEISURE--1.2%
Alliance Gaming Corp.                                       3,100         76,415
Applebee's International, Inc.                              1,500         58,905
Bally Total Fitness Holding
   Corp. (a)                                                3,600         25,200
Bob Evans Farms, Inc.                                         520         16,879
Brinker International, Inc. (a)                             2,800         92,848
Buffalo Wild Wings, Inc. (a)                                  700         18,165
Carnival PLC                                                6,833        274,560
Compass Group PLC                                          86,920        589,595
Darden Restaurants, Inc.                                    1,500         31,560
Dave & Buster's, Inc. (a)                                   1,600         20,288
Gaylord Entertainment Co. (a)                               2,400         71,640
Harrah's Entertainment, Inc.                                4,594        228,643
Hilton Hotels Corp.                                         8,125        139,181
Landry's Restaurants, Inc.                                  1,900         48,868
Lone Star Steakhouse & Saloon                               2,500         57,950
Marriott International, Inc., Class A                         875         40,425
MGM Mirage, Inc. (a)                                        1,010         37,986
Outback Steakhouse, Inc.                                    1,380         61,010
Prime Hospitality Corp. (a)                                 3,100         31,620
Scientific Games Corp. (a)                                  8,300        141,183
Six Flags, Inc. (a)                                         7,700         57,904
Starwood Hotels & Resorts
   Worldwide, Inc.                                            770         27,697
Station Casinos, Inc.                                       5,800        177,654
Wendy's International, Inc.                                25,100        984,924
Yum! Brands, Inc. (a)                                      11,210        385,624
                                                                    ------------
                                                                       3,696,724
                                                                    ------------
HOUSEHOLD DURABLES--0.6%
American Greetings Corp.,
   Class A (a)                                              1,000         21,870
CSS Industries, Inc.                                        1,200         37,212
Garmin Ltd.                                                 2,290        124,759
Interface, Inc., Class A (a)                                3,900         21,567
Kimball International, Inc., Class B                        2,600         40,430
Koninklijke Philips Electronics NV                         26,300        767,115
Matsushita Electric Industrial Co.,
   Ltd., ADR                                               11,470        159,892
Meritage Corp. (a)                                          1,300   $     86,203
Newell Rubbermaid, Inc.                                     3,000         68,310
Nintendo Co., Ltd.                                          5,200        485,369
Russ Berrie & Co, Inc.                                        400         13,560
Toro Co.                                                      400         18,560
                                                                    ------------
                                                                       1,844,847
                                                                    ------------
INTERNET & CATALOG RETAIL--0.3%
eBay, Inc. (a)                                             13,360        862,922
InterActiveCorp (a)                                         2,840         96,361
                                                                    ------------
                                                                         959,283
                                                                    ------------
LEISURE EQUIPMENT & PRODUCTS--0.2%
Brunswick Corp.                                             1,380         43,925
Jakks Pacific, Inc. (a)                                     2,400         31,584
Johnson Outdoors, Inc., Class A (a)                         1,300         19,504
M&F Worldwide Corp. (a)                                     1,800         24,048
Mattel, Inc.                                               18,200        350,714
                                                                    ------------
                                                                         469,775
                                                                    ------------
MEDIA--2.9%
Alliance Atlantis Communications,
   Inc., Class B (a)                                        3,900         59,748
British Sky Broadcasting PLC (a)                           39,000        489,408
Catalina Marketing Corp. (a)                                1,700         34,272
Clear Channel Communications, Inc.                         16,485        771,993
COX Radio, Inc., Class A (a)                                3,400         85,782
Cumulus Media, Inc., Class A (a)                            2,600         57,200
Gannett Co., Inc.                                           3,700        329,892
Grupo Televisa SA, ADR                                      6,800        271,048
Journal Communications, Inc.,
   Class A                                                  2,800         51,884
Knight-Ridder, Inc.                                           700         54,159
Liberty Corp.                                               1,100         49,709
Lin TV Corp., Class A (a)                                   4,200        108,402
McGraw-Hill Companies, Inc.                                10,000        699,200
Media General, Inc., Class A                                  700         45,570
Mediacom Communications
   Corp. (a)                                                4,600         39,882
New York Times Co., Class A                                 1,500         71,685
News Corp., Ltd.                                           32,600        294,309
Omnicom Group, Inc.                                         6,500        567,645
Radio One, Inc., Class D (a)                                3,100         59,830
Sinclair Broadcast Group, Inc.,
   Class A (a)                                              8,900        132,788
Societe Television Francaise 1                             11,920        415,715
Time Warner, Inc. (a)                                      41,800        751,982
TiVo, Inc. (a)                                              6,400         47,360
Univision Communications, Inc.,
   Class A (a)                                              4,500        178,605
Viacom, Inc., Class A                                       7,400        327,598
Viacom, Inc., Class B                                      43,390      1,925,648
Westwood One, Inc. (a)                                      2,000         68,420
WPP Group PLC                                              44,650        437,168
XM Satellite Radio Holdings, Inc.,
   Class A (a)                                              9,960        262,546
                                                                    ------------
                                                                       8,689,448
                                                                    ------------

                       See Notes to Investment Portfolio.

                                                        SHARES         VALUE
                                                     ------------   ------------
MULTI-LINE RETAIL--1.0%
BJ's Wholesale Club, Inc. (a)                               1,000   $     22,960
Costco Wholesale Corp. (a)                                 15,500        576,290
Dollar Tree Stores, Inc. (a)                                2,290         68,837
Federated Department Stores, Inc.                           4,000        188,520
Ito-Yokado Co., Ltd.                                        8,000        251,645
ShopKo Stores, Inc. (a)                                     1,700         25,925
Target Corp.                                               23,160        889,344
Wal-Mart Stores, Inc.                                      17,650        936,332
                                                                    ------------
                                                                       2,959,853
                                                                    ------------
SPECIALTY RETAIL--2.1%
Bed Bath & Beyond, Inc. (a)                                12,410        537,974
Best Buy Co., Inc.                                         12,500        653,000
Bombay Co, Inc. (a)                                         9,300         75,702
Borders Group, Inc.                                         3,000         65,760
Building Material Holding Corp.                             1,100         17,083
CDW Corp.                                                   1,470         84,907
Chico's FAS, Inc. (a)                                      16,920        625,194
CompuCom Systems, Inc. (a)                                  4,114         21,557
Cost Plus, Inc. (a)                                         2,700        110,700
Fast Retailing Co., Ltd.                                    4,800        291,669
Friedman's, Inc., Class A                                   2,700         18,117
Gadzooks, Inc. (a)                                          3,000          4,650
GameStop Corp., Class A (a)                                 1,900         29,279
Goody's Family Clothing, Inc.                               3,300         30,888
Home Depot, Inc.                                           28,000        993,720
Hughes Supply, Inc.                                           800         39,696
Kingfisher PLC                                             40,987        203,761
Linens 'N Things, Inc. (a)                                  1,000         30,080
Lowe's Companies, Inc.                                     17,830        987,604
Monro Muffler, Inc. (a)                                     2,500         50,025
Movie Gallery, Inc.                                           800         14,944
Office Depot, Inc. (a)                                     42,200        705,162
Party City Corp. (a)                                        2,800         35,532
PETAnimal Supplies, Inc. (a)                                3,200         97,440
Rent Way, Inc. (a)                                          5,500         45,045
Rent-A-Center, Inc. (a)                                     1,200         35,856
Ross Stores, Inc.                                           2,400         63,432
Sharper Image Corp. (a)                                     3,300        107,745
Staples, Inc. (a)                                           2,110         57,603
TBC Corp. (a)                                                 700         18,067
TJX Companies, Inc.                                         5,700        125,685
United Rentals, Inc. (a)                                    1,800         34,668
Williams-Sonoma, Inc. (a)                                   3,300        114,741
                                                                    ------------
                                                                       6,327,286
                                                                    ------------
TEXTILES, APPAREL & LUXURY GOODS--0.4%
Coach, Inc. (a)                                            10,860        409,965
Delta Apparel, Inc.                                           800         14,248
Gucci Group NV                                              3,585        306,925
Hampshire Group Ltd. (a)                                    1,300         40,781
Kellwood Co.                                                1,700         69,700
Maxwell Shoe Co., Class A (a)                               2,700         45,819
Quiksilver, Inc. (a)                                        4,900         86,877
Reebok International Ltd.                                   1,750         68,810
Russell Corp.                                               1,900         33,364
Stride Rite Corp.                                           2,300   $     26,174
Wolverine World Wide, Inc.                                  1,900         38,722
                                                                    ------------
                                                                       1,141,385
                                                                    ------------

CONSUMER STAPLES--4.1%
BEVERAGES--0.8%
Diageo PLC                                                 21,400        280,771
Pepsi Bottling Group, Inc.                                  2,800         67,704
PepsiCo, Inc.                                              41,460      1,932,865
                                                                    ------------
                                                                       2,281,340
                                                                    ------------
FOOD & DRUG RETAILING--0.2%
NeighborCare, Inc. (a)                                      2,100         41,475
Performance Food Group Co. (a)                              1,200         43,404
Sysco Corp.                                                13,090        487,341
Winn-Dixie Stores, Inc.                                     2,600         25,870
                                                                    ------------
                                                                         598,090
                                                                    ------------
FOOD PRODUCTS--1.4%
American Italian Pasta Co.,
   Class A (a)                                              1,600         67,040
Bunge Ltd.                                                 14,500        477,340
Central Garden and Pet Co. (a)                              1,100         30,833
ConAgra Foods, Inc.                                        26,000        686,140
Corn Products International, Inc.                           1,900         65,455
Dean Foods Co. (a)                                         22,740        747,464
Hormel Foods Corp.                                          1,700         43,877
Kraft Foods, Inc.                                          20,000        644,400
Nestle SA, Registered Shares                                4,780      1,193,744
Numico NV                                                   9,227        254,716
Omega Protein Corp. (a)                                     2,700         20,844
Ralcorp Holdings, Inc. (a)                                  2,000         62,720
Sensient Technologies Corp.                                 1,500         29,655
                                                                    ------------
                                                                       4,324,228
                                                                    ------------
HOUSEHOLD PRODUCTS--1.0%
Clorox Co.                                                 13,700        665,272
Kimberly-Clark Corp.                                       12,400        732,716
Procter & Gamble Co.                                       15,610      1,559,127
                                                                    ------------
                                                                       2,957,115
                                                                    ------------
PERSONAL PRODUCTS--0.3%
Alberto-Culver Co., Inc., Class B                           7,570        477,516
Avon Products, Inc.                                         1,200         80,988
Gillette Co.                                                9,400        345,262
                                                                    ------------
                                                                         903,766
                                                                    ------------
TOBACCO--0.4%
Altria Group, Inc.                                         23,358      1,271,142
Schweitzer-Mauduit
   International, Inc.                                        600         17,868
                                                                    ------------
                                                                       1,289,010
                                                                    ------------

ENERGY--4.5%
ENERGY EQUIPMENT & SERVICES--1.2%
Baker Hughes, Inc.                                         21,800        701,088
BJ Services Co. (a)                                         2,990        107,341
Halliburton Co.                                            48,100      1,250,600

                       See Notes to Investment Portfolio.

                                                        SHARES         VALUE
                                                     ------------   ------------
Key Energy Services, Inc. (a)                               5,800   $     59,798
Lufkin Industries, Inc.                                     1,500         43,185
Maverick Tube Corp. (a)                                     3,900         75,075
Nabors Industries Ltd. (a)                                    610         25,315
National-Oilwell, Inc. (a)                                  3,210         71,776
Noble Corp. (a)                                             7,520        269,066
Patterson-UTI Energy, Inc. (a)                              1,950         64,194
Saipem S.p.A                                               25,500        205,945
Schlumberger Ltd.                                           9,180        502,330
Transocean, Inc. (a)                                        2,900         69,629
Unit Corp. (a)                                              3,400         80,070
Universal Compression
   Holdings, Inc. (a)                                       1,300         34,008
Weatherford International Ltd. (a)                            900         32,400
Willbros Group, Inc. (a)                                    4,100         49,282
                                                                    ------------
                                                                       3,641,102
                                                                    ------------
OIL & GAS--3.3%
Amerada Hess Corp.                                          1,800         95,706
Apache Corp.                                                1,070         86,777
BP PLC                                                     45,800        370,352
BP PLC, ADR                                                27,700      1,366,995
ConocoPhillips                                             21,200      1,390,084
Exxon Mobil Corp.                                          45,000      1,845,000
Harvest Natural Resources, Inc. (a)                         3,300         32,835
Marathon Oil Corp.                                         31,000      1,025,790
Murphy Oil Corp.                                            1,290         84,250
Occidental Petroleum Corp.                                  1,200         50,688
Patina Oil & Gas Corp.                                      1,900         93,081
Pioneer Natural Resources Co. (a)                             600         19,158
Royal Dutch Petroleum Co.                                   6,360        334,955
Royal Dutch Petroleum Co., N.Y
   Shares                                                  13,300        696,787
Shell Transport & Trading Co. PLC                          81,900        607,443
Stone Energy Corp. (a)                                      1,300         55,185
Tom Brown, Inc. (a)                                         1,300         41,925
Total SA                                                    4,850        900,726
Ultra Petroleum Corp. (a)                                   2,200         54,164
Vintage Petroleum, Inc.                                     3,800         45,714
Western Gas Resources, Inc.                                 2,300        108,675
Westport Resources Corp. (a)                                2,000         59,720
Whiting Petroleum Corp. (a)                                 2,000         36,800
XTO Energy, Inc.                                           10,613        300,348
                                                                    ------------
                                                                       9,703,158
                                                                    ------------

FINANCIALS--13.5%
BANKS--5.1%
Allied Irish Banks PLC                                      9,300        148,227
Bancfirst Corp.                                               200         11,740
Banco Santander Central
   Hispano SA                                              58,300        689,744
Bancorpsouth, Inc.                                          1,800         42,696
BancTrust Financial Group, Inc.                               783         12,544
Bank of America Corp.                                      19,503      1,568,626
Bank of Granite Corp.                                       1,700         37,026
Bank of New York Co., Inc.                                 28,500        943,920
Bank One Corp.                                             20,417        930,811
Bankinter SA                                                4,055   $    166,301
Banknorth Group, Inc.                                       2,400         78,072
Boston Private Financial
   Holdings, Inc.                                           2,600         64,584
Bryn Mawr Bank Corp.                                        2,100         51,429
Capitol Bancorp Ltd.                                          800         22,720
Charter One Financial, Inc.                                 2,100         72,555
Chemical Financial Corp.                                    1,710         62,227
Chittenden Corp.                                            1,900         63,916
City National Corp.                                         1,400         86,968
Community First Bankshares, Inc.                            1,300         37,622
Community Trust Bancorp, Inc.                               1,000         30,200
Corus Bankshares, Inc.                                      1,800         56,808
Cullen/Frost Bankers, Inc.                                    900         36,513
DBS Group Holdings Ltd.                                    31,000        268,327
East-West Bancorp, Inc.                                     1,600         85,888
Fifth Third Bancorp                                         6,200        366,420
First Citizens BancShares, Inc.,
   Class A                                                    300         36,459
First Financial Bankshares, Inc.                              875         36,488
ForeningsSparbanken AB                                     20,250        398,367
Golden West Financial Corp.                                 2,100        216,699
Greater Bay Bancorp                                         1,400         39,872
Greenpoint Financial Corp.                                  2,250         79,470
Hancock Holding Co.                                           400         21,828
Investors Financial Services Corp.                          3,200        122,912
Lloyds TSB Group PLC                                      120,790        965,961
MainSource Financial Group, Inc.                              683         20,932
MASSBANK Corp.                                                600         25,560
Mercantile Bank Corp.                                       1,900         69,350
Merchants Bancshares, Inc.                                  1,400         42,770
Mid-State Bancshares                                        2,500         63,600
Mitsubishi Tokyo Financial
   Group, Inc.                                                 16        124,852
National City Corp.                                         8,835        299,860
North Fork Bancorporation, Inc.                             2,300         93,081
Northrim BanCorp., Inc.                                     1,200         27,540
Omega Financial Corp.                                         300         11,547
Prosperity Bancshares, Inc.                                 3,000         67,560
Riggs National Corp.                                        2,700         44,631
S.Y. Bancorp, Inc.                                            400          8,224
Sanpaolo IMI S.p.A                                         37,400        487,243
Simmons First National Corp.,
   Class A                                                  1,200         33,480
Sovereign Bancorp, Inc.                                     5,300        125,875
Sterling Bancshares, Inc.                                   1,900         25,327
Sumitomo Mitsui Financial
   Group, Inc.                                                 20        106,594
Trico Bancshares                                            1,700         53,652
UBS AG                                                     22,850      1,564,208
UniCredito Italiano S.p.A                                  87,850        473,739
US Bancorp                                                 47,700      1,420,506
Webster Financial Corp.                                     1,500         68,790
Wells Fargo & Co.                                          33,500      1,972,815
Whitney Holding Corp.                                       1,000         40,990
                                                                    ------------
                                                                      15,126,666
                                                                    ------------

                       See Notes to Investment Portfolio.

                                                        SHARES         VALUE
                                                     ------------   ------------
DIVERSIFIED FINANCIALS--4.4%
American Express Co.                                       12,800   $    617,344
Bear Stearns Companies, Inc.                                  900         71,955
Cash America International, Inc.                            3,200         67,776
Citigroup, Inc.                                           104,180      5,056,897
Commercial Capital BanCorp,
   Inc. (a)                                                 2,950         63,160
Countrywide Financial Corp.                                 5,733        434,873
Freddie Mac                                                18,200      1,061,424
Goldman Sachs Group, Inc.                                   9,650        952,744
Janus Capital Group, Inc.                                   7,900        129,639
Jefferies Group, Inc.                                       2,600         85,852
JP Morgan Chase & Co.                                      24,968        917,075
LaBranche & Co, Inc.                                        2,200         25,674
Lehman Brothers Holdings, Inc.                              1,100         84,942
MBNA Corp.                                                 18,700        464,695
Merrill Lynch & Co., Inc.                                  19,053      1,117,458
Metris Companies, Inc.                                      5,200         23,088
MFC Bancorp Ltd.                                            4,200         77,280
Morgan Stanley                                              8,313        481,073
Nissin Co., Ltd.                                           36,000        163,644
Nomura Holdings, Inc.                                      31,000        528,072
Promise Co., Ltd.                                           2,700        117,693
State Street Corp.                                          8,600        447,888
                                                                    ------------
                                                                      12,990,246
                                                                    ------------
INSURANCE--2.8%
Aflac, Inc.                                                 9,000        325,620
Alleanza Assicurazioni S.p.A                               44,650        488,309
AMB Generali Holding AG                                     2,300        176,423
Ambac Financial Group, Inc.                                11,200        777,168
American International Group, Inc.                         20,600      1,365,368
AmerUs Group Co.                                              700         24,479
Berkshire Hathaway, Inc.,
   Class A (a)                                                 16      1,348,000
Cincinnati Financial Corp.                                    800         33,504
CNA Surety Corp. (a)                                        2,000         19,020
Commerce Group, Inc.                                          900         35,550
Delphi Financial Group                                      1,800         64,800
Horace Mann Educators Corp.                                 2,100         29,337
Infinity Property & Casualty Corp.                          3,200        105,760
Kansas City Life Insurance Co.                                200          9,240
Lincoln National Corp.                                     26,876      1,084,984
Loews Corp.                                                   800         39,560
Nationwide Financial Services                               1,400         46,284
Navigators Group, Inc. (a)                                    800         24,696
Old Republic International Corp.                              600         15,216
Philadelphia Consolidated
   Holding Co. (a)                                          1,500         73,245
Phoenix Companies, Inc.                                     4,300         51,772
PGroup, Inc.                                                3,000        111,690
Prudential PLC                                             63,100        531,927
Radian Group, Inc.                                          1,900         92,625
RLI Corp.                                                   1,300         48,698
St. Paul Companies                                          1,200         47,580
Stancorp Financial Group, Inc.                                640         40,243
State Auto Financial Corp.                                  1,300         30,407
Swiss Re, Registered Shares                                 2,450        165,340
Travelers Property Casualty Corp.,
   Class B                                                 37,900   $    643,163
Universal American Financial
   Corp. (a)                                                1,800         17,838
Willis Group Holdings Ltd.                                 17,734        604,197
                                                                    ------------
                                                                       8,472,043
                                                                    ------------
REAL ESTATE--1.2%
Alexandria Real Estate Equities,
   Inc., REIT                                               2,015        116,668
AMB Property Corp., REIT                                    1,300         42,744
American Financial Realty
   Trust, REIT                                              2,510         42,796
Apartment Investment &
   Management Co., Class A, REIT                              980         33,810
Archstone-Smith Trust, REIT                                12,575        351,848
AvalonBay Communities, Inc., REIT                           1,020         48,756
Boston Properties, Inc., REIT                                 940         45,299
Boykin Lodging Co., REIT                                    3,500         32,025
Brookfield Properties Corp., REIT                           1,220         35,014
CarrAmerica Realty Corp., REIT                                810         24,122
Catellus Development Corp., REIT                            1,180         28,462
CenterPoint Properties Trust, REIT                            755         56,550
Chelsea Property Group, Inc., REIT                            635         34,804
Cousins Properties, Inc., REIT                              3,730        114,138
Duke Realty Corp., REIT                                     3,220         99,820
Eastgroup Properties, Inc., REIT                            1,300         42,094
Equity Office Properties Trust, REIT                        2,680         76,782
Equity One, Inc., REIT                                      2,000         33,760
Equity Residential, REIT                                    1,855         54,741
First Industrial Realty Trust,
   Inc., REIT                                                 820         27,675
First Potomac Realty Trust, REIT (a)                          800         14,992
General Growth Properties,
   Inc., REIT                                               5,620        155,955
Getty Realty Corp., REIT                                    1,300         33,995
Gladstone Commercial Corp., REIT                            1,600         26,960
iStar Financial, Inc., REIT                                 3,370        131,093
Keystone Property Trust, REIT                               1,400         30,926
Kimco Realty Corp., REIT                                    7,266        325,154
La Quinta Corp., REIT (a)                                   5,290         33,909
Liberty Property Trust, REIT                                1,855         72,160
Manufactured Home
   Communities, Inc., REIT                                    530         19,954
Mid-America Apartment
   Communties, Inc., REIT                                   1,300         43,654
Nationwide Health Properties,
   Inc., REIT                                               2,200         43,010
Newcastle Investment Corp., REIT                            1,870         50,677
Pan Pacific Retail Properties,
   Inc., REIT                                                 875         41,694
Parkway Properties, Inc., REIT                                280         11,648
Prentiss Properties Trust, REIT                               545         17,980
ProLogis, REIT                                              4,135        132,692
PS Business Parks, Inc., REIT                               1,400         57,764
Public Storage, Inc., REIT                                  1,805         78,319
Reckson Associates Realty
   Corp., REIT                                                690         16,767

                       See Notes to Investment Portfolio.

                                                        SHARES         VALUE
                                                     ------------   ------------
Regency Centers Corp., REIT                                 2,520   $    100,422
Rouse Co., REIT                                             2,295        107,865
Simon Property Group, Inc., REIT                            3,380        156,629
SL Green Realty Corp., REIT                                 1,060         43,513
St. Joe Co., REIT                                           2,040         76,072
Tanger Factory Outlet Centers,
   Inc., REIT                                                 500         20,350
Taubman Centers, Inc., REIT                                 2,690         55,414
United Dominion Realty Trust,
   Inc., REIT                                               1,910         36,672
Universal Health Realty Income
   Trust, REIT                                                900         27,090
Urstadt Biddle Properties, Inc.,
   Class A, REIT                                            2,000         28,300
Vornado Realty Trust, REIT                                  6,799        372,245
                                                                    ------------
                                                                       3,705,783
                                                                    ------------

HEALTH CARE--7.0%
BIOTECHNOLOGY--1.1%
Amgen, Inc. (a)                                            28,540      1,763,772
Amylin Pharmaceuticals, Inc. (a)                            2,280         50,662
BioMarin Pharmaceuticals, Inc. (a)                          7,600         59,044
Ciphergen Biosystems, Inc. (a)                              4,200         47,208
Cytogen Corp. (a)                                           4,600         50,048
Gilead Sciences, Inc. (a)                                  11,170        649,424
Harvard Bioscience, Inc. (a)                                1,540         13,706
ICOS Corp. (a)                                              2,040         84,211
Ilex Oncology, Inc. (a)                                     3,200         68,000
Neurocrine Biosciences, Inc. (a)                            1,400         76,356
Protein Design Labs, Inc. (a)                               4,000         71,600
Serologicals Corp. (a)                                      6,400        119,040
Telik, Inc. (a)                                             3,300         75,933
                                                                    ------------
                                                                       3,129,004
                                                                    ------------
HEALTH CARE EQUIPMENT & SUPPLIES--1.5%
Alcon, Inc.                                                10,250        620,535
Biomet, Inc.                                                2,000         72,820
Bio-Rad Laboratories, Inc.,
   Class A (a)                                              1,700         98,039
Boston Scientific Corp. (a)                                19,700        724,172
Conceptus, Inc. (a)                                         2,900         30,798
Cytyc Corp. (a)                                             4,300         59,168
Essilor International SA                                   10,700        552,740
Integra LifeSciences Holdings
   Corp. (a)                                                2,400         68,712
LCA-Vision, Inc. (a)                                        1,000         21,170
Medical Action Industries, Inc. (a)                         5,200         97,292
Merit Medical Systems, Inc. (a)                                (b)             7
Millipore Corp. (a)                                         1,400         60,270
Noven Pharmaceuticals, Inc. (a)                             5,400         82,134
Sola International, Inc. (a)                                1,300         24,440
SonoSite, Inc. (a)                                          3,100         66,464
St. Jude Medical, Inc. (a)                                 17,730      1,087,736
Varian Medical Systems, Inc. (a)                            1,170         80,847
Zimmer Holdings, Inc. (a)                                   9,500        668,800
Zoll Medical Corp. (a)                                      1,100         39,028
                                                                    ------------
                                                                       4,455,172
                                                                    ------------
HEALTH CARE PROVIDERS & SERVICES--1.4%
Advisory Board Co. (a)                                      1,500         52,365
Aetna, Inc.                                                19,500   $  1,317,810
America Service Group, Inc. (a)                             1,200         37,091
Anthem, Inc. (a)                                            1,700        127,500
Caremark Rx, Inc. (a)                                      33,600        851,088
Chronimed, Inc. (a)                                         2,700         22,896
Community Health Systems, Inc. (a)                          2,940         78,145
Cross Country Healthcare, Inc. (a)                          1,400         20,888
DaVita, Inc. (a)                                            2,750        107,250
First Health Group Corp. (a)                                4,200         81,732
Genesis HealthCare Corp. (a)                                1,050         23,919
HCA, Inc.                                                   1,700         73,032
Health Management Associates,
   Inc., Class A                                            1,480         35,520
Hooper Holmes, Inc.                                         2,600         16,068
Kindred Healthcare, Inc. (a)                                1,100         57,178
LifePoint Hospitals, Inc. (a)                               1,800         53,010
Manor Care, Inc.                                            2,350         81,240
MAXIMUS, Inc. (a)                                             700         27,391
McKesson Corp.                                             20,600        662,496
Pediatrix Medical Group, Inc. (a)                           1,000         55,090
Priority Healthcare Corp.,
   Class B (a)                                              1,600         38,576
Province Healthcare Co. (a)                                 1,400         22,400
Stewart Enterprises, Inc. (a)                               6,400         36,352
UnitedHealth Group, Inc.                                    1,380         80,288
US Oncology, Inc. (a)                                       6,600         71,016
US Physical Therapy, Inc. (a)                               1,900         29,887
WellChoice, Inc. (a)                                        2,000         69,000
WellPoint Health Networks (a)                               1,440        139,666
                                                                    ------------
                                                                       4,268,894
                                                                    ------------
PHARMACEUTICALS--3.0%
Advancis Pharmaceutical Corp. (a)                           5,600         42,000
Atrix Labs, Inc. (a)                                        2,000         48,080
Aventis SA                                                  9,500        627,203
Barr Laboratories, Inc. (a)                                 2,520        193,914
Bristol-Myers Squibb Co.                                   10,942        312,941
Caraco Pharmaceutical Laboratories
   Ltd. (a)                                                 1,700         12,716
DepoMed, Inc. (a)                                           6,100         43,249
DOV Pharmaceutical, Inc. (a)                                4,600         61,962
GlaxoSmithKline PLC                                        15,750        359,866
IVAX CORP (a)                                               2,670         63,760
Johnson & Johnson                                           5,800        299,628
Medicis Pharmaceutical Corp.,
   Class A                                                  1,100         78,430
Merck & Co., Inc.                                           6,941        320,674
Nektar Therapeutics (a)                                     5,900         80,299
Novartis AG, Registered Shares                             19,350        878,124
Novo-Nordisk A/S, Class B                                   9,000        366,231
Pfizer, Inc.                                               99,450      3,513,568
Salix Pharmaceuticals Ltd. (a)                              4,100         92,947
Takeda Chemical Industries Ltd.                            12,100        480,002
Taro Pharmaceuticals Industries
   Ltd. (a)                                                 1,300         83,850
Teva Pharmaceutical Industries
   Ltd., ADR                                               17,090        969,174
                                                                    ------------
                                                                       8,928,618
                                                                    ------------

                       See Notes to Investment Portfolio.

                                                        SHARES         VALUE
                                                     ------------   ------------
INDUSTRIALS--7.8%
AEROSPACE & DEFENSE--1.0%
AAR Corp. (a)                                               2,886   $     43,146
Alliant Techsystems, Inc. (a)                                 900         51,984
Armor Holdings, Inc. (a)                                    1,100         28,941
DRS Technologies, Inc. (a)                                  2,700         75,006
General Dynamics Corp.                                      7,500        677,925
Herley Industries, Inc. (a)                                 1,400         28,980
Invision Technologies, Inc. (a)                             1,100         36,927
Ladish Co., Inc. (a)                                        3,000         24,333
Northrop Grumman Corp.                                        300         28,680
Precision Castparts Corp.                                   1,200         54,492
Raytheon Co.                                               25,780        774,431
United Technologies Corp.                                  10,600      1,004,562
                                                                    ------------
                                                                       2,829,407
                                                                    ------------
AIR FREIGHT & LOGISTICS--0.4%
CNF, Inc.                                                   1,300         44,070
EGL, Inc. (a)                                               5,800        101,848
Exel PLC                                                   17,900        235,969
HUB Group, Inc., Class A (a)                                  381          8,207
Ryder System, Inc.                                          1,400         47,810
TPG NV                                                     15,902        372,064
UTI Worldwide, Inc.                                         1,300         49,309
Yamato Transport Co., Ltd.                                 27,000        318,047
                                                                    ------------
                                                                       1,177,324
                                                                    ------------
AIRLINES--0.1%
AMR Corp. (a)                                               4,500         58,275
Atlantic Coast Airlines Holdings,
   Inc. (a)                                                 1,800         17,820
MAIR Holdings, Inc. (a)                                     1,600         11,648
Ryanair Holdings PLC, ADR (a)                               4,000        202,560
Skywest, Inc.                                               2,100         38,052
                                                                    ------------
                                                                         328,355
                                                                    ------------
BUILDING PRODUCTS--0.0%
Jacuzzi Brands, Inc. (a)                                    3,700         26,233
NCI Building Systems, Inc. (a)                              1,600         38,240
Watsco, Inc.                                                2,400         54,552
                                                                    ------------
                                                                         119,025
                                                                    ------------
COMMERCIAL SERVICES & SUPPLIES--2.2%
ActivCard Corp. (a)                                         3,300         26,004
Adecco SA, Registered Shares                                9,300        597,551
Allied Waste Industries, Inc. (a)                           6,520         90,498
Angelica Corp.                                              1,200         26,400
Arbitron, Inc. (a)                                          2,000         83,440
Avery Dennison Corp.                                        5,800        324,916
Bellsystem 24, Inc.                                           700        143,090
Brink's Co.                                                 4,500        101,745
Casella Waste Systems, Inc. (a)                             4,800         65,712
Cendant Corp. (a)                                          50,300      1,120,181
Century Business Services, Inc. (a)                         5,400         24,138
Checkfree Corp. (a)                                         2,110         58,342
ChoicePoint, Inc. (a)                                       2,570         97,891
Consolidated Graphics, Inc. (a)                             2,000         63,160
Corporate Executive Board Co. (a)                           2,540        118,542
Danka Business Systems PLC,
   ADR (a)                                                  5,200   $     22,880
DST Systems, Inc. (a)                                       2,010         83,938
Education Management Corp. (a)                              2,420         75,117
Electro Rent Corp. (a)                                        900         12,006
Exult, Inc. (a)                                             3,200         22,784
First Consulting Group, Inc. (a)                            3,110         17,509
Healthcare Services Group, Inc.                             1,700         32,793
Imagistics International, Inc. (a)                          2,200         82,500
Ionics, Inc. (a)                                            1,200         38,220
Lightbridge, Inc. (a)                                       2,892         26,317
Manpower, Inc.                                              1,700         80,036
Monster Worldwide, Inc. (a)                                 4,110         90,256
Navigant Consulting, Inc. (a)                               2,600         49,036
NCO Group, Inc. (a)                                         3,900         88,803
Paychex, Inc.                                              16,800        624,960
RemedyTemp, Inc., Class A (a)                                 114          1,244
Robert Half International, Inc. (a)                         1,750         40,845
Secom Co., Ltd.                                            13,000        485,369
Securitas AB, Class B                                      18,400        248,137
Sourcecorp (a)                                              1,400         35,882
Sylvan Learning Systems, Inc. (a)                           1,800         51,822
TeleTech Holdings, Inc. (a)                                   416          4,701
Waste Management, Inc.                                     48,500      1,435,600
                                                                    ------------
                                                                       6,592,365
                                                                    ------------
CONSTRUCTION & ENGINEERING--0.1%
Chicago Bridge & Iron Co. NV,
   N.Y. Shares                                              2,600         75,140
Comfort Systems USA, Inc. (a)                               4,600         25,208
EMCOR Group, Inc. (a)                                         700         30,730
Mastec, Inc. (a)                                              800         11,848
Quanta Services, Inc. (a)                                   1,400         10,220
Shaw Group, Inc. (a)                                        2,200         29,964
Washington Group International,
   Inc. (a)                                                 1,300         44,161
                                                                    ------------
                                                                         227,271
                                                                    ------------
ELECTRICAL EQUIPMENT--0.2%
American Power Conversion                                   4,250        103,912
Ametek, Inc.                                                  900         43,434
C&D Technologies, Inc.                                      2,000         38,340
Genlyte Group, Inc. (a)                                       800         46,704
Tecumseh Products Co., Class A                                900         43,587
Ushio, Inc.                                                11,000        182,657
Woodward Governor Co.                                         700         39,781
                                                                    ------------
                                                                         498,415
                                                                    ------------
INDUSTRIAL CONGLOMERATES--2.4%
3M Co.                                                     10,700        909,821
Carlisle Companies, Inc.                                    1,800        109,548
General Electric Co.                                      101,650      3,149,117
Honeywell International, Inc.                              21,900        732,117
Textron, Inc.                                              21,800      1,243,908
Tyco International Ltd.                                    37,820      1,002,230
                                                                    ------------
                                                                       7,146,741
                                                                    ------------

                       See Notes to Investment Portfolio.

                                                        SHARES         VALUE
                                                     ------------   ------------
MACHINERY--1.1%
AGCO Corp. (a)                                              5,200   $    104,728
Alamo Group, Inc.                                           1,000         15,260
Briggs & Stratton                                             700         47,180
Cuno, Inc. (a)                                              1,600         72,048
Deere & Co.                                                 9,899        643,930
Dover Corp.                                                18,600        739,350
Esterline Technologies Corp. (a)                            2,000         53,340
Harsco Corp.                                                1,500         65,730
Ingersoll-Rand Co., Ltd., Class A                           1,400         95,032
ITT Industries, Inc.                                        9,100        675,311
Kadant, Inc. (a)                                            2,000         43,300
Mueller Industries, Inc. (a)                                1,300         44,668
Navistar International Corp. (a)                            3,200        153,248
Parker Hannifin Corp.                                         900         53,550
Sandvik AB                                                  7,400        255,144
Tomra Systems ASA                                          37,100        223,179
UNOVA, Inc. (a)                                             1,100         25,245
                                                                    ------------
                                                                       3,310,243
                                                                    ------------
ROAD & RAIL--0.1%
Central Freight Lines, Inc. (a)                               394          6,994
Covenant Transport, Inc.,
   Class A (a)                                              1,500         28,515
Dollar Thrifty Automotive
   Group, Inc. (a)                                          1,400         36,316
Genesee & Wyoming, Inc.,
   Class A (a)                                              2,900         91,350
Heartland Express, Inc.                                     2,600         62,894
Old Dominion Freight
   Line, Inc. (a)                                           1,600         54,528
Sirva, Inc. (a)                                             2,800         54,712
US Xpress Enterprises, Inc. (a)                               900         11,025
                                                                    ------------
                                                                         346,334
                                                                    ------------
TRADING COMPANIES & DISTRIBUTORS--0.2%
Fastenal Co.                                                1,300         64,922
Mitsubishi Corp.                                           49,000        519,569
Nagase & Co., Ltd.                                         12,000         79,414
WW Grainger, Inc.                                           1,100         52,129
                                                                    ------------
                                                                         716,034
                                                                    ------------

INFORMATION TECHNOLOGY--12.0%
COMMUNICATIONS EQUIPMENT--1.8%
3Com Corp. (a)                                             10,830         88,481
Advanced Fibre
   Communications, Inc. (a)                                 2,100         42,315
Anaren, Inc. (a)                                            2,700         38,124
Andrew Corp. (a)                                           10,825        124,596
Avaya, Inc. (a)                                             5,000         64,700
Black Box Corp.                                               800         36,856
Brocade Communications Systems,
   Inc. (a)                                                 5,600         32,368
Cable Design Technologies
   Corp. (a)                                                2,600         23,374
Cisco Systems, Inc. (a)                                    94,400      2,292,976
Comverse Technology, Inc. (a)                               4,310         75,813
Datacraft Asia Ltd.                                        76,000   $     95,760
DSP Group, Inc. (a)                                         1,800         44,838
F5 Networks, Inc. (a)                                       1,800         45,180
Finisar Corp. (a)                                          15,900         49,767
McData Corp., Class A (a)                                   3,200         30,496
Nokia Oyj                                                  35,560        614,261
Nokia Oyj, ADR                                             46,370        788,290
Optical Communication
   Products, Inc. (a)                                       5,400         19,980
Polycom, Inc. (a)                                           5,140        100,333
QUALCOMM, Inc.                                             10,670        575,433
Tollgrade Communications, Inc. (a)                          1,700         29,801
UTStarcom, Inc. (a)                                         2,570         95,270
                                                                    ------------
                                                                       5,309,012
                                                                    ------------
COMPUTERS & PERIPHERALS--1.3%
Advanced Digital
   Information Corp. (a)                                      600          8,400
Applied Films Corp. (a)                                     2,800         92,456
Au Optronics Corp., ADR                                     3,575         42,614
Cray, Inc. (a)                                              8,000         79,440
Dell, Inc. (a)                                             53,660      1,822,294
Electronics for Imaging (a)                                 1,100         28,622
EMC Corp. (a)                                              13,800        178,296
Imation Corp.                                                 400         14,060
Innovex, Inc. (a)                                           2,600         21,918
Intergraph Corp. (a)                                          761         18,203
International Business Machines
   Corp                                                     6,800        630,224
Iomega Corp. (a)                                            3,700         22,126
Legend Group Ltd.                                         338,000        144,756
Lexmark International, Inc. (a)                             1,110         87,290
Mercury Computer
   Systems, Inc. (a)                                        1,500         37,350
NVIDIA Corp. (a)                                           11,620        270,165
Pinnacle Systems, Inc. (a)                                  7,500         63,975
Sandisk Corp. (a)                                           3,800        232,332
Seagate Technology (a)                                     13,720        259,308
                                                                    ------------
                                                                       4,053,829
                                                                    ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--1.3%
Agilent Technologies, Inc. (a)                             13,650        399,126
Amphenol Corp., Class A (a)                                 4,000        255,720
Analogic Corp.                                                600         24,600
Anixter International, Inc. (a)                             2,600         67,288
Arrow Electronics, Inc. (a)                                 2,800         64,792
AVX Corp.                                                   3,900         64,818
Benchmark Electronics, Inc. (a)                               750         26,108
Broadcom Corp., Class A (a)                                 7,800        265,902
Checkpoint Systems, Inc. (a)                                2,100         39,711
Coherent, Inc. (a)                                          2,100         49,980
Exar Corp. (a)                                              2,100         35,868
Flextronics International Ltd. (a)                         21,340        316,686
Global Imaging Systems, Inc. (a)                            2,800         88,900
Hoya Corp.                                                  2,800        257,171
Itron, Inc. (a)                                             3,500         64,260
Jabil Circuit, Inc. (a)                                     2,310         65,373
Littelfuse, Inc. (a)                                        2,100         60,522

                       See Notes to Investment Portfolio.

                                                        SHARES         VALUE
                                                     ------------   ------------
MTS Systems Corp.                                           2,300   $     44,229
NU Horizons Electronics Corp. (a)                           3,500         34,300
OSI Systems, Inc. (a)                                       1,400         26,894
Planar Systems, Inc. (a)                                    2,600         63,232
Plexus Corp. (a)                                            1,000         17,170
Samsung Electronics
   Co., Ltd., GDR                                           5,575      1,048,100
Sanmina-SCI Corp. (a)                                       6,970         87,892
Symbol Technologies, Inc.                                   2,660         44,927
Varian, Inc. (a)                                            1,400         58,422
Vishay Intertechnology, Inc. (a)                            7,610        174,269
                                                                    ------------
                                                                       3,746,260
                                                                    ------------
INTERNET SOFTWARE & SERVICES--0.4%
Digital River, Inc. (a)                                     2,000         44,200
Digitas, Inc. (a)                                           8,100         75,492
Equinix, Inc. (a)                                           2,300         64,860
Keynote Systems, Inc. (a)                                   2,700         32,130
Modem Media, Inc. (a)                                       3,600         29,412
PEC Solutions, Inc. (a)                                     1,900         32,205
Quovadx, Inc. (a)                                           6,300         30,870
T-Online International AG (a)                              22,140        287,322
Yahoo!, Inc. (a)                                            9,940        448,990
                                                                    ------------
                                                                       1,045,481
                                                                    ------------
INFORMATION TECHNOLOGY CONSULTING &
   SERVICES--0.9%
Accenture Ltd., Class A (a)                                70,960      1,867,667
Acxiom Corp. (a)                                            2,000         37,140
Affiliated Computer Services, Inc.,
   Class A (a)                                              1,800         98,028
Agilysys, Inc.                                              1,700         18,955
American Management
   Systems, Inc. (a)                                        2,400         36,168
Cap Gemini SA                                               5,500        243,996
Cognizant Technology
   Solutions Corp. (a)                                      7,100        324,044
Computer Horizons Corp. (a)                                 3,800         14,934
GRIC Communications, Inc. (a)                               5,700         30,780
Inforte Corp. (a)                                           2,600         21,554
MTC Technologies, Inc. (a)                                  2,200         70,884
                                                                    ------------
                                                                       2,764,150
                                                                    ------------
OFFICE ELECTRONICS--0.5%
Canon, Inc.                                                 3,000        139,730
Xerox Corp. (a)                                            91,700      1,265,460
Zebra Technologies Corp.,
   Class A (a)                                                600         39,822
                                                                    ------------
                                                                       1,445,012
                                                                    ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS--2.9%
Advanced Micro Devices, Inc. (a)                           11,770        175,373
Agere Systems, Inc., Class A (a)                           18,050         55,052
Altera Corp. (a)                                            2,030         46,081
Amkor Technology, Inc. (a)                                  4,870         88,683
Analog Devices, Inc.                                        5,710        260,662
Artisan Components, Inc. (a)                                4,800         98,400
ASML Holding NV (a)                                         9,961        197,292
ASML Holding NV, N.Y. Shares (a)                           28,100        563,405
August Technology Corp. (a)                                 2,000         37,100
Brooks Automation, Inc. (a)                                 3,800   $     91,846
Cymer, Inc. (a)                                             1,300         60,047
Dupont Photomasks, Inc. (a)                                 1,500         36,210
Entegris, Inc. (a)                                          9,100        116,935
Fairchild Semiconductor
   International, Inc. (a)                                  3,670         91,640
FSI International, Inc. (a)                                 2,200         16,236
Integrated Circuit Systems, Inc. (a)                        1,700         48,433
Intel Corp.                                                92,040      2,963,688
IXYS Corp. (a)                                              6,800         63,580
Lattice Semiconductor Corp. (a)                             6,800         65,824
Linear Technology Corp.                                     5,900        248,213
Marvell Technology Group Ltd. (a)                          11,130        422,161
Maxim Integrated Products, Inc.                             3,100        154,380
Microchip Technology, Inc.                                  6,870        229,183
Monolithic System Technology,
   Inc. (a)                                                 7,600         64,980
MPS Group, Inc. (a)                                         7,500         70,125
Mykrolis Corp. (a)                                          4,500         72,360
National Semiconductor Corp. (a)                            1,610         63,450
Novellus Systems, Inc. (a)                                  1,470         61,814
Pericom Semiconductor Corp. (a)                             2,100         22,386
QLogic Corp. (a)                                            5,700        294,120
Silicon Image, Inc. (a)                                    12,900         93,267
Silicon Laboratories, Inc. (a)                              5,900        254,998
Silicon Storage Technology, Inc. (a)                        7,900         86,900
Skyworks Solutions, Inc. (a)                                3,800         33,060
Taiwan Semiconductor Manufacturing
   Co., Ltd., ADR (a)                                      45,578        466,719
Teradyne, Inc. (a)                                          4,120        104,854
Texas Instruments, Inc.                                    18,600        546,468
Transmeta Corp. (a)                                        10,894         37,040
United Microelectronics Corp.,
   ADR (a)                                                 35,300        174,735
Xilinx, Inc. (a)                                            3,790        146,825
Zoran Corp. (a)                                             1,600         27,824
                                                                    ------------
                                                                       8,752,349
                                                                    ------------
SOFTWARE--2.9%
Activision, Inc. (a)                                        2,952         53,726
Adobe Systems, Inc.                                           920         36,156
Amdocs Ltd. (a)                                             4,500        101,160
BEA Systems, Inc. (a)                                       4,390         53,997
BMC Software, Inc. (a)                                      3,760         70,124
Borland Software Corp. (a)                                  6,400         62,272
Captaris, Inc. (a)                                          3,900         21,918
Captiva Software Corp. (a)                                  5,600         70,896
Dassault Systemes SA                                        9,200        419,150
Electronic Arts, Inc. (a)                                   6,900        329,682
Epicor Software Corp. (a)                                   3,400         43,384
Fair Isaac Corp.                                            2,020         99,303
Group 1 Software, Inc. (a)                                  2,000         35,240
Internet Security Systems, Inc. (a)                         2,000         37,660
Intuit, Inc. (a)                                            1,280         67,725
Lawson Software, Inc. (a)                                   2,600         21,398
Magma Design Automation, Inc. (a)                           2,600         60,684
Manhattan Associates, Inc. (a)                              3,400         93,976

                       See Notes to Investment Portfolio.

                                                        SHARES         VALUE
                                                     ------------   ------------
Mercury Interactive Corp. (a)                               8,700   $    423,168
Micromuse, Inc. (a)                                         8,500         58,650
Microsoft Corp.                                           121,740      3,352,720
MSC.Software Corp. (a)                                      3,500         33,075
Novell, Inc. (a)                                            6,150         64,698
OpenTV Corp. (a)                                           13,800         46,230
Oracle Corp. (a)                                           95,240      1,257,168
PeopleSoft, Inc. (a)                                        2,760         62,928
PLATO Learning, Inc. (a)                                    5,100         53,805
Reynolds & Reynolds Co.                                     2,600         75,530
SAP AG, ADR                                                 8,200        340,792
Siebel Systems, Inc. (a)                                    6,420         89,045
Sybase, Inc. (a)                                            1,600         32,928
Symantec Corp. (a)                                         11,160        386,694
Take-Two Interactive
   Software, Inc. (a)                                       1,200         34,572
Transaction Systems
   Architects, Inc. (a)                                       800         18,104
VERITAS Software Corp. (a)                                 13,940        518,010
Verity, Inc. (a)                                            2,900         48,401
                                                                    ------------
                                                                       8,574,969
                                                                    ------------

MATERIALS--2.7%
CHEMICALS--1.4%
Air Products & Chemicals, Inc.                             32,828      1,734,303
Cytec Industries, Inc. (a)                                  1,000         38,390
DSM NV                                                      5,400        265,550
Eastman Chemical Co.                                        1,900         75,107
Engelhard Corp.                                             1,900         56,905
HB Fuller Co.                                               1,200         35,688
Hercules, Inc. (a)                                          1,500         18,300
International Flavors &
   Fragrances, Inc.                                         3,300        115,236
Kaneka Corp.                                               38,000        283,754
Lubrizol Corp.                                              3,000         97,560
Minerals Technologies, Inc.                                   800         47,400
PPG Industries, Inc.                                          900         57,618
Praxair, Inc.                                              20,200        771,640
Schulman (A.), Inc.                                         1,600         34,112
Shin-Etsu Chemical Co., Ltd.                               10,600        433,360
Stepan Co.                                                  1,000         25,650
                                                                    ------------
                                                                       4,090,573
                                                                    ------------
CONSTRUCTION MATERIALS--0.0%
AMCOL International Corp.                                   2,800         56,840
Centex Construction Products, Inc.                          1,000         60,270
                                                                    ------------
                                                                         117,110
                                                                    ------------
CONTAINERS & PACKAGING--0.1%
Aptargroup, Inc.                                              900         35,100
Crown Holdings, Inc. (a)                                    4,000         36,240
Greif, Inc., Class A                                        1,500         53,265
Jarden Corp. (a)                                            5,950        162,673
Packaging Corp. of America                                  1,800         39,348
Pactiv Corp. (a)                                            1,000         23,900
Smurfit-Stone Container Corp. (a)                           2,770         51,439
Temple-Inland, Inc.                                           410         25,695
                                                                    ------------
                                                                         427,660
                                                                    ------------
METALS & MINING--0.6%
Alcoa, Inc.                                                26,900   $  1,022,200
BHP Billiton Ltd.                                          21,400        196,419
Carpenter Technology Corp.                                  2,100         62,097
JFE Holdings, Inc.                                         14,600        398,609
Peabody Energy Corp.                                        2,400        100,104
RTI International Metals, Inc. (a)                          2,700         45,549
                                                                    ------------
                                                                       1,824,978
                                                                    ------------
PAPER & FOREST PRODUCTS--0.6%
Boise Cascade Corp.                                         2,000         65,720
Bowater, Inc.                                               2,600        120,406
Georgia-Pacific Corp.                                       2,900         88,943
Glatfelter                                                  1,100         13,695
International Paper Co.                                     1,990         85,789
MeadWestvaco Corp.                                         28,625        851,594
Mercer International, Inc.                                  2,700         17,226
Weyerhaeuser Co.                                            7,763        496,832
                                                                    ------------
                                                                       1,740,205
                                                                    ------------

TELECOMMUNICATION SERVICES--2.1%
DIVERSIFIED TELECOMMUNICATION SERVICES--1.4%
BellSouth Corp.                                            37,000      1,047,100
CenturyTel, Inc.                                            4,200        137,004
North Pittsburgh Systems, Inc.                              1,600         30,256
SBC Communications, Inc.                                   39,700      1,034,979
Telecom Italia S.p.A                                      154,822        458,410
Telefonica SA (a)                                          37,033        543,119
Verizon Communications, Inc.                               27,400        961,192
                                                                    ------------
                                                                       4,212,060
                                                                    ------------
WIRELESS TELECOMMUNICATION SERVICES--0.7%
American Tower Corp., Class A (a)                          25,140        272,015
Crown Castle International
   Corp. (a)                                               11,910        131,367
Mobile Telesystems, ADR (a)                                 1,600        132,480
Nextel Partners, Inc., Class A (a)                          4,770         64,156
NTT DoCoMo, Inc.                                              180        408,270
Price Communications Corp. (a)                              2,000         27,460
Telephone & Data Systems, Inc.                              2,100        131,355
Vimpel-Communications, ADR (a)                              2,000        147,000
Vodafone Group PLC                                        369,500        913,513
                                                                    ------------
                                                                       2,227,616
                                                                    ------------

UTILITIES--1.6%
ELECTRIC UTILITIES--1.4%
Allete, Inc.                                                1,700         52,020
American Electric Power Co., Inc.                          19,900        607,149
Central Vermont Public
   Service Corp.                                            2,300         54,050
CH Energy Group, Inc.                                       1,500         70,350
Consolidated Edison, Inc.                                  22,800        980,628
El Paso Electric Co. (a)                                    2,600         34,710
Energy East Corp.                                           2,300         51,520
Entergy Corp.                                               1,200         68,556
Exelon Corp.                                                1,400         92,904
Maine & Maritimes Corp.                                       500         17,505

                       See Notes to Investment Portfolio.

                                                        SHARES         VALUE
                                                     ------------   ------------
MGE Energy, Inc.                                              900   $     28,359
National Grid Transco PLC                                  75,400        538,708
Northeast Utilities                                         1,800         36,306
Otter Tail Corp.                                              800         21,384
PG&E Corp. (a)                                             20,700        574,839
PPL Corp.                                                     900         39,375
Progress Energy, Inc.                                       2,300        104,098
TXU Corp.                                                  29,400        697,368
                                                                    ------------
                                                                       4,069,829
                                                                    ------------
GAS UTILITIES--0.0%
Cascade Natural Gas Corp.                                   1,000         21,090
MDU Resources Group, Inc.                                     950         22,620
Northwest Natural Gas Co.                                     700         21,525
WGL Holdings, Inc.                                            800         22,232
                                                                    ------------
                                                                          87,467
                                                                    ------------
MULTI-UTILITIES & UNREGULATED POWER--0.2%
Duke Energy Corp.                                          31,900        652,355
                                                                    ------------
TOTAL COMMON STOCKS
   (cost of $163,030,568)                                            193,297,066
                                                                    ------------

                                                          PAR
                                                     ------------
CORPORATE BONDS--14.7%
CONSUMER DISCRETIONARY--2.0%
AUTO COMPONENTS--0.1%
American Axle & Manufacturing, Inc.,
   9.750%, 03/01/09                                  $     75,000         79,313
Lear Corp.,
   8.110%, 05/15/09                                       275,000        323,469
Wabtec Corp.,
   6.875%, 07/31/13 (c)                                    25,000         25,875
                                                                    ------------
                                                                         428,657
                                                                    ------------
AUTOMOBILES--0.1%
Autonation, Inc.,
   9.000%, 08/01/08                                        25,000         28,687
General Motors Corp.,
   7.125%, 07/15/13                                       150,000        162,249
                                                                    ------------
                                                                         190,936
                                                                    ------------
HOTELS, RESTAURANTS & LEISURE--0.9%
Cinemark USA, Inc.,
   9.000%, 02/01/13                                       250,000        281,250
Extended Stay America,
   9.150%, 03/15/08                                       230,000        239,488
Harrah's Entertainment, Inc.,
   7.875%, 12/15/05                                       300,000        327,000
MGM Mirage, Inc.,
   9.750%, 06/01/07                                       290,000        332,050
Park Place Entertainment Corp.,
   9.375%, 02/15/07                                       325,000        368,062
Six Flags, Inc.,
   9.625%, 06/01/14 (c)                                    50,000         52,250
Speedway Motorsports, Inc.,
   6.750%, 06/01/13                                       200,000        206,000

                                                          PAR           VALUE
                                                     ------------   ------------
Starwood Hotels & Resorts, Inc.,
   7.875%, 05/01/12                                  $    150,000   $    168,000
Station Casinos, Inc.,
   8.875%, 12/01/08                                       350,000        361,375
YUM! Brands, Inc.,
   7.650%, 05/15/08                                        50,000         56,625
   7.700%, 07/01/12                                       195,000        224,494
   8.875%, 04/15/11                                        45,000         54,112
                                                                    ------------
                                                                       2,670,706
                                                                    ------------
LEISURE EQUIPMENT & PRODUCTS--0.0%
Bombardier, Inc.,
   8.375%, 12/15/13 (c)                                    15,000         15,600
                                                                    ------------
MEDIA--0.8%
Dex Media East LLC,
   12.125%, 11/15/12                                      250,000        308,750
DirecTV Holdings LLC,
   8.375%, 03/15/13                                       235,000        272,600
EchoStar DBS Corp.
   5.750%, 10/01/08 (c)                                   225,000        227,531
Houghton Mifflin Co.,
   9.875%, 02/01/13                                       275,000        302,500
Lamar Media Corp.,
   7.250%, 01/01/13                                       375,000        403,125
Lin TV Corp.,
   6.500%, 05/15/13 (c)                                   175,000        175,000
Rogers Cable, Inc.,
   7.875%, 05/01/12                                       350,000        386,242
Sinclair Broadcast Group, Inc.,
   8.750%, 12/15/11                                       260,000        288,600
                                                                    ------------
                                                                       2,364,348
                                                                    ------------
SPECIALTY RETAIL--0.1%
Couche-Tard, Inc.,
   7.500%, 12/15/13 (c)                                    50,000         52,625
United Rentals, Inc.,
   7.750%, 11/15/13 (c)                                   200,000        206,000
                                                                    ------------
                                                                         258,625
                                                                    ------------

CONSUMER STAPLES--0.6%
BEVERAGES--0.3%
Constellation Brands, Inc.,
   8.125%, 01/15/12                                       300,000        332,250
   8.500%, 03/01/09                                        50,000         52,688
Cott Beverages, Inc.,
   8.000%, 12/15/11                                       350,000        378,875
                                                                    ------------
                                                                         763,813
                                                                    ------------
HOUSEHOLD PRODUCTS--0.3%
Procter & Gamble Co.,
   4.750%, 06/15/07                                       750,000        792,765
Scotts Co.,
   6.625%, 11/15/13                                        25,000         25,625
                                                                    ------------
                                                                         818,390
                                                                    ------------

                       See Notes to Investment Portfolio.

                                                         PAR           VALUE
                                                     ------------   ------------
ENERGY--1.4%
ENERGY EQUIPMENT & SERVICES--0.2%
Grant Prideco, Inc.,
   9.625%, 12/01/07                                  $    300,000   $    336,750
Key Energy Services, Inc.,
   6.375%, 05/01/13                                        75,000         76,125
   8.375%, 03/01/08                                        40,000         42,800
Universal Compression
   Holdings, Inc.,
   7.250%, 05/15/10                                        25,000         26,000
                                                                    ------------
                                                                         481,675
                                                                    ------------
OIL & GAS--1.2%
Devon Financing Corp.,
   6.875%, 09/30/11                                     1,000,000      1,125,950
Nexen, Inc.,
   7.875%, 03/15/32                                       750,000        884,385
Pemex Project Funding Master Trust,
   7.875%, 02/01/09                                       300,000        338,250
Pride International, Inc.,
   10.000%, 06/01/09                                      350,000        376,250
Suburban Propane Partners LP,
   6.875%, 12/15/13 (c)                                    60,000         60,300
Tom Brown, Inc.,
   7.250%, 09/15/13                                        25,000         26,437
Vintage Petroleum, Inc.,
   7.875%, 05/15/11                                       250,000        263,750
Westport Resources Corp.,
   8.250%, 11/01/11                                       350,000        385,000
XTO Energy, Inc.,
   7.500%, 04/15/12                                       220,000        249,700
                                                                    ------------
                                                                       3,710,022
                                                                    ------------

FINANCIALS--5.1%
BANKS--0.4%
Bank One Corp.,
   6.500%, 02/01/06                                     1,000,000      1,084,350
                                                                    ------------
DIVERSIFIED FINANCIALS--3.7%
Arch Western Finance LLC,
   6.750%, 07/01/13 (c)                                   150,000        153,750
Fannie Mae,
   5.000%, 12/25/15 - 04/01/49                          2,115,000      2,155,259
   6.250%, 05/15/29                                        50,000         54,164
   6.625%, 09/15/09                                     2,320,000      2,652,871
Freddie Mac,
   6.000%, 06/15/11                                       100,000        110,989
Ford Motor Credit Corp.,
   7.375%, 02/01/11                                     1,350,000      1,463,886
Goldman Sachs Group, Inc.,
   6.600%, 01/15/12                                       970,000      1,079,183
Household Financial Corp.,
   5.875%, 02/01/09                                       900,000        977,427
International Lease Financial Corp.,
   6.375%, 03/15/09                                     1,250,000      1,390,475
Rabobank Capital Fund II,
   5.260%, 12/29/49 (c)                              $    775,000   $    774,977
RH Donnelley Financial Corp.,
   10.875%, 12/15/12                                       25,000         29,687
   10.875%, 12/15/12 (c)                                  250,000        296,875
                                                                    ------------
                                                                      11,139,543
                                                                    ------------
INSURANCE--0.9%
Florida Windstorm Underwriting
   Association,
   7.125%, 02/25/19 (c)                                 1,150,000      1,332,804
Prudential Insurance Co.,
   7.650%, 07/01/07 (c)                                 1,150,000      1,301,869
                                                                    ------------
                                                                       2,634,673
                                                                    ------------
REAL ESTATE--0.1%
Health Care REIT, Inc.,
   7.500%, 08/15/07                                       200,000        222,230
iStar Financial, Inc.,
   7.000%, 03/15/08                                       100,000        108,000
                                                                    ------------
                                                                         330,230
                                                                    ------------

HEALTH CARE--1.2%
HEALTH CARE EQUIPMENT & SUPPLIES--0.0%
Apogent Technologies, Inc.,
6.500%, 05/15/13                                          100,000        104,043
                                                                    ------------
HEALTH CARE PROVIDERS & SERVICES--1.2%
AmerisourceBergen Corp.,
   8.125%, 09/01/08                                       240,000        271,200
HCA Healthcare Co.,
   7.125%, 06/01/06                                       900,000        973,530
Omnicare, Inc.,
   8.125%, 03/15/11                                       325,000        355,875
Province Healthcare Co.,
   7.500%, 06/01/13                                       175,000        174,562
Select Medical Corp.,
   9.500%, 06/15/09                                       250,000        274,375
Tenet Healthcare Corp.,
   5.375%, 11/15/06                                     1,125,000      1,116,563
Triad Hospitals, Inc.,
   8.750%, 05/01/09                                       350,000        378,000
                                                                    ------------
                                                                       3,544,105
                                                                    ------------
PHARMACEUTICALS--0.0%
Wyeth,
   6.500%, 02/01/34                                       400,000        408,360
                                                                    ------------

INDUSTRIALS--1.2%
AEROSPACE & DEFENSE--0.6%
K&F Industries, Inc.,
   9.625%, 12/15/10                                       175,000        196,000
Raytheon Co.,
   8.300%, 03/01/10                                     1,150,000      1,367,936
TransDigm, Inc.,
   8.375%, 07/15/11                                       200,000        213,000
                                                                    ------------
                                                                       1,776,936
                                                                    ------------

                       See Notes to Investment Portfolio.

                                                         PAR           VALUE
                                                     ------------   ------------
AIR FREIGHT & LOGISTICS--0.0%
Offshore Logistics, Inc.,
   6.125%, 06/15/13                                  $     50,000   $     49,000
                                                                    ------------
COMMERCIAL SERVICES & SUPPLIES--0.3%
Allied Waste North America, Inc.,
   7.875%, 01/01/09                                       300,000        310,500
   10.000%, 08/01/09                                       75,000         81,000
Corrections Corp. of America,
   7.500%, 05/01/11                                       125,000        131,562
Iron Mountain, Inc.,
   8.625%, 04/01/13                                       350,000        378,875
Synagro Technologies, Inc.,
   9.500%, 04/01/09                                        25,000         27,312
                                                                    ------------
                                                                         929,249
                                                                    ------------
CONSTRUCTION & ENGINEERING--0.2%
KB Home,
   7.750%, 02/01/10                                       100,000        105,750
   8.625%, 12/15/08                                       225,000        249,188
   9.500%, 02/15/11                                        25,000         27,937
Toll Corp.,
   8.250%, 12/01/11                                       230,000        253,000
                                                                    ------------
                                                                         635,875
                                                                    ------------
ELECTRICAL EQUIPTMENT--0.0%
General Cable Corp.,
   9.500%, 11/15/10 (c)                                    25,000         26,687
                                                                    ------------
MACHINERY--0.1%
Kennametal, Inc.,
   7.200%, 06/15/12                                       175,000        186,865
                                                                    ------------
TRANSPORTATION INFRASTRUCTURE--0.0%
Teekay Shipping Corp.,
   8.875%, 07/15/11                                        90,000        102,150
                                                                    ------------

MATERIALS--1.2%
CHEMICALS--0.3%
Acetex Corp.,
   10.875%, 08/01/09                                       35,000         38,850
   10.875%, 08/01/09 (c)                                  100,000        111,000
Airgas, Inc.,
   9.125%, 10/01/11                                        90,000        101,250
Equistar Chemicals LP,
   10.125%, 09/01/08                                       60,000         66,000
   10.625%, 05/01/11                                      140,000        154,000
Ethyl Corp.,
   8.875%, 05/01/10                                       195,000        208,650
Macdermid, Inc.,
   9.125%, 07/15/11                                        80,000         89,600
Nalco Co.,
   7.750%, 11/15/11 (c)                                    90,000         96,300
                                                                    ------------
                                                                         865,650
                                                                    ------------
CONTAINERS & PACKAGING--0.4%
Ball Corp.,
   6.875%, 12/15/12                                       360,000        376,200
Owens-Illinois, Inc.,
   7.350%, 05/15/08                                       270,000        277,425
Silgan Holdings, Inc.,
   6.750%, 11/15/13 (c)                              $    225,000   $    225,000
Stone Container Corp.,
   9.750%, 02/01/11                                       200,000        221,000
                                                                    ------------
                                                                       1,099,625
                                                                    ------------
METALS & MINING--0.1%
Peabody Energy Corp.,
   6.875%, 03/15/13                                       225,000        237,375
                                                                    ------------
PAPER & FOREST PRODUCTS--0.4%
Abitibi Consolidated, Inc.,
   7.875%, 08/01/09                                       200,000        215,802
Cascades, Inc.,
   7.250%, 02/15/13                                       140,000        146,300
MeadWestvaco Corp.,
   6.800%, 11/15/32                                       725,000        743,328
                                                                    ------------
                                                                       1,105,430
                                                                    ------------

TELECOMMUNICATION SERVICES--1.2.%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.4%
Cincinnati Bell, Inc.,
   8.375%, 01/15/14 (c)                                    55,000         59,400
L-3 Communications Corp.,
   7.625%, 06/15/12                                       275,000        299,750
Sprint Capital Corp.,
   6.125%, 11/15/08                                       575,000        610,351
Worldcom, Inc.,
   8.250%, 05/15/31 (d)                                   775,000        260,594
                                                                    ------------
                                                                       1,230,095
                                                                    ------------
WIRELESS TELECOMMUNICATION SERVICES--0.8%
Advance PCS,
   8.500%, 04/01/08                                       150,000        163,125
Nextel Comunications, Inc.,
   7.375%, 08/01/15                                       100,000        107,500
   9.375%, 11/15/09                                       150,000        163,125
Verizon Global Funding Corp.,
   7.750%, 12/01/30                                       750,000        875,625
Verizon Wireless Capital LLC,
   5.375%, 12/15/06                                       900,000        959,688
                                                                    ------------
                                                                       2,269,063
                                                                    ------------

UTILITIES--0.8%
ELECTRIC UTILITIES--0.8%
Chesapeake Energy Corp.,
   7.500%, 09/15/13                                       165,000        178,406
   8.125%, 04/01/11                                        50,000         55,625
   8.375%, 11/01/08                                       100,000        110,000
   9.000%, 08/15/12                                        25,000         28,813
FirstEnergy Corp.,
   5.500%, 11/15/06                                     1,050,000      1,087,727
PSE&G Power LLC,
   5.500%, 12/01/15                                       410,000        408,655
Public Service Electric and Gas Co.,
   4.000%, 11/01/08                                       675,000        683,147
                                                                    ------------
                                                                       2,552,373
                                                                    ------------
TOTAL CORPORATE BONDS
   (cost of $42,348,526)                                              44,014,449
                                                                    ------------

                       See Notes to Investment Portfolio.

                                                         PAR           VALUE
                                                     ------------   ------------
U.S. GOVERNMENT OBLIGATIONS--10.9%
U.S. GOVERNMENT AGENCIES--9.0%
Federal Home Loan Mortgage Corp.,
   5.500%, 12/01/32                                  $    143,438   $    145,249
   6.500%, 12/01/10 - 07/01/31                          3,327,980      3,500,902
   7.000%, 04/01/29 - 08/01/31                             82,465         87,283
   7.500%, 07/01/15 - 01/01/30                             66,071         70,872
   8.000%, 09/01/15                                        31,126         33,400
   12.000%, 07/01/20                                      181,703        205,706
                                                                    ------------
                                                                       4,043,412
                                                                    ------------
Federal National Mortgage
   Association,
   5.000%, 01/01/18 - 08/01/33                          7,519,944      7,608,840
   5.500%, 05/01/16 - 07/01/33                          2,709,980      2,748,478
   5.500% 01/14/34 (e)                                  4,430,000      4,486,757
   6.000%, 04/01/16 - 07/01/31                            219,636        229,348
   6.120%, 10/01/08                                       234,888        252,560
   6.500%, 08/01/31 - 10/01/32                          2,453,895      2,566,629
   7.000%, 07/01/31 - 12/01/32                          1,029,926      1,090,583
   7.500%, 09/01/15 - 08/01/31                            200,654        214,519
   8.000%, 04/01/30 - 05/01/30                             47,284         51,121
                                                                    ------------
                                                                      19,248,835
                                                                    ------------
Government National Mortgage
   Association,
   4.750%, 07/20/25                                        58,317         59,606
   6.000%, 12/15/28 - 03/15/29                          2,202,758      2,292,176
   6.500%, 05/15/13 - 05/15/29                            319,338        338,610
   7.000%, 11/15/13 - 06/15/31                             42,712         45,632
   7.500%, 09/15/29                                        32,364         34,747
   8.000%, 03/15/26                                       854,151        932,285
   9.000%, 12/15/17                                         9,425         10,520
                                                                    ------------
                                                                       3,713,576
                                                                    ------------
U.S. GOVERNMENT BONDS & NOTES--1.9%
U.S. Treasury Bonds,
   5.375%, 02/15/31                                     1,560,000      1,626,849
   6.250%, 08/15/23                                       740,000        843,456
   7.250%, 08/15/22                                       150,000        189,311
   7.625%, 02/15/25                                       150,000        198,100
                                                                    ------------
                                                                       2,857,716
                                                                    ------------
U.S. Treasury Notes,
   3.875%, 02/15/13                                       930,000        910,383
   4.000%, 11/15/12                                     1,700,000      1,683,665
                                                                    ------------
                                                                       2,594,048
                                                                    ------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
   (cost of $31,555,043)                                              32,457,587
                                                                    ------------

NON-AGENCY MORTGAGE-BACKED &
   ASSET-BACKED SECURITIES--5.9%
ASSET-BACKED SECURITIES--3.4%
Capital One Multi-Asset Execution
   Trust,
   4.790%, 08/15/13                                       510,000        517,543
Chase Manhattan Auto Owner Trust,
   3.800%, 05/15/08                                       250,000        255,813
   5.070%, 02/15/08                                  $    100,000   $    102,963
Chemical Bank Master Credit
   Card Trust,
   5.980%, 09/15/08                                       150,000        158,950
Citibank Credit Card Issuance
   Trust,
   4.950%, 02/09/09                                       205,000        217,388
Continental Airlines Pass-Through
   Trust,
   7.461%, 04/01/15                                       332,541        325,890
Federal Express Corp.
   Pass-Through Certificate,
   7.530%, 09/23/06                                       699,681        770,202
Honda Auto Receivables,
   5.090%, 10/18/06                                        50,000         50,570
MBNA Master Credit Card Trust,
   6.600%, 04/16/07                                     4,250,000      4,431,305
Standard Credit Card Master Trust,
   6.550%, 10/07/07                                     1,500,000      1,610,445
Toyota Auto Receivables,
   4.720%, 09/15/08                                       200,000        205,552
United Airlines Pass-Through
   Certificate,
   7.032%, 10/01/10 (f)                                 1,372,048      1,166,241
   9.200%, 03/22/08 (d)                                   507,021        157,176
Wells Fargo Auto Trust,
   5.070%, 03/15/08                                       250,000        253,302
                                                                    ------------
                                                                      10,223,340
                                                                    ------------
NON-AGENCY MORTGAGE-BACKED SECURITIES--2.5%
American Mortgage Trust,
   8.266%, 09/27/22                                        33,598         30,238
Citicorp Pass-Through Trust,
   8.040%, 12/15/19 (c)                                 1,950,000      2,287,662
First Union-Chase Commercial
   Mortgage Trust,
   6.645%, 06/15/31                                       750,000        837,551
LB-UBS Commercial Mortgage
   Trust,

   6.510%, 12/15/26                                     3,750,000      4,209,437
Rural Housing Trust,
   6.330%, 04/01/26                                        17,058         17,075
                                                                    ------------
                                                                       7,381,963
                                                                    ------------
TOTAL NON-AGENCY MORTGAGE-BACKED &
   ASSET-BACKED SECURITIES
   (cost of $17,259,842)                                              17,605,303
                                                                    ------------

                                                        SHARES
                                                     ------------
INVESTMENT COMPANIES--0.8%
iShares MSCI Japan Index
   Fund                                                     8,260         79,626
iShares Russell 1000 Value Index
   Fund                                                     6,300        367,731
SPDR Trust Series 1                                        18,000      2,003,040
                                                                    ------------
TOTAL INVESTMENT COMPANIES
   (cost of $2,374,051)                                                2,450,397
                                                                    ------------

                       See Notes to Investment Portfolio.

                                                         PAR           VALUE
                                                     ------------   ------------

MUNICIPAL BONDS--0.6%
California Infrastructure & Economic
   Development Authority,
   6.420%, 12/26/09                                  $  1,200,000   $  1,328,160
Illinois State,
   5.100%, 06/01/33                                       400,000        365,872
                                                                    ------------
TOTAL MUNICIPAL BONDS
   (cost of $1,728,586)                                                1,694,032
                                                                    ------------

                                                        SHARES
                                                     ------------
PREFERRED STOCKS--0.5%
FINANCIALS--0.4%
DIVERSIFIED FINANCIALS--0.4%
HSBC Capital Funding                                    1,000,000      1,270,810
                                                                    ------------
HEALTH CARE--0.1%
HEALTH CARE EQUIPMENT & SUPPLIES--0.1%
Fresenius AG                                                5,525        386,000
                                                                    ------------
TOTAL PREFERRED STOCKS
   (cost of $1,841,999)                                                1,656,810
                                                                    ------------

INCOME DEPOSIT SECURITY--0.0%
CONSUMER DISCRETIONARY--0.0%
HOTELS, RESTAURANTS & LEISURE --0.0%
Volume Services America
   Holdings, Inc.
   (cost of $34,515)                                        2,300         38,295
                                                                    ------------

                                                         PAR
                                                     ------------
SHORT-TERM OBLIGATIONS--3.1%
Repurchase agreement with
   State Street Bank & Trust Co.,
   dated 12/31/03, due 01/02/04
   at 0.730%, collateralized by
   U.S. Treasury Notes with
   various maturities to 02/15/11,
   market value $1,882,691
   (repurchase proceeds
   $1,835,074)                                       $  1,835,000      1,835,000
                                                                    ------------

Repurchase agreement with
   State Street Bank & Trust Co.,
   dated 12/31/03, due 01/02/04
   at 0.780%, collateralized by
   U.S. Treasury Notes and Bonds
   with various maturities to
   08/15/28, market value
   $7,521,497 (repurchase proceeds
   $7,352,319)                                          7,352,000      7,352,000
                                                                    ------------
TOTAL SHORT-TERM OBLIGATIONS
   (cost of $9,187,000)                                                9,187,000
                                                                    ------------

                                                                       VALUE
                                                                    ------------
TOTAL INVESTMENTS--101.2%
   (cost of $269,360,130) (g)                                       $302,400,939
                                                                    ------------
OTHER ASSETS & LIABILITIES, NET--(1.2)%                               (3,769,378)
                                                                    ------------
NET ASSETS--100.0%                                                  $298,631,561
                                                                    ============

NOTES TO INVESTMENT PORTFOLIO:
(a)  Non-income producing.
(b)  Rounds to less than 1.
(c) This security is exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, the value of these securities amounted to $7,481,505, which represents 2.5% of the net assets.
(d) As of December 31, 2003, the Fund held securities of certain issuers that have filed for bankruptcy protection under Chapter 11 representing 0.1% of net assets. This issuer is in default of certain debt covenants. Income is not being accrued.
(e) This security, or a portion thereof, has been purchased on a delayed delivery basis whereby the terms that fixed are the purchase price, interest rate and settlement date. The exact quantity purchased may be slightly more or less than the amount shown.
(f) As of December 31, 2003, the Fund held a security of an issuer that has filed for bankruptcy protection under Chapter 11, representing 0.4% of net assets. This issuer is in default of certain debt covenants, however, income is being accrued as a special escrow account has been set up for eighteen months of interest.
(g)  Cost for federal income tax purposes is $272,073,361.

            ACRONYM              NAME
            -------              ----
             ADR       American Depositary Receipt
             GDR       Global Depositary Receipt
             REIT      Real Estate Investment Trust

                       See Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES
Liberty Asset Allocation Fund, Variable Series / December 31, 2003

ASSETS:
Investments, at cost                                                $  269,360,130
                                                                    --------------
Investments, at value                                               $  302,400,939
Cash                                                                       201,255
Foreign currency (cost of $510,005)                                        517,538
Receivable for:
   Investments sold                                                        107,030
   Fund shares sold                                                            429
   Interest                                                              1,004,798
   Dividends                                                               222,893
   Expense reimbursement due from Investment Advisor                        13,835
Deferred Trustees' compensation plan                                         4,267
Other assets                                                                 3,832
                                                                    --------------
     TOTAL ASSETS                                                      304,476,816
                                                                    --------------
LIABILITIES:
Payable for:
   Investments purchased                                                   333,199
   Investments purchased on a delayed delivery basis                     4,459,591
   Fund shares repurchased                                                 813,917
   Investment advisory fee                                                 112,231
   Administration fee                                                       37,460
   Pricing and bookkeeping fees                                              8,568
   Transfer agent fee                                                          625
   Trustees' fees                                                              217
   Audit fee                                                                29,490
   Custody fee                                                              13,993
   Distribution fee--Class B                                                13,666
Deferred Trustees' fees                                                      4,267
Other liabilities                                                           18,031
                                                                    --------------
     TOTAL LIABILITIES                                                   5,845,255
                                                                    --------------
NET ASSETS                                                          $  298,631,561
                                                                    ==============
COMPOSITION OF NET ASSETS:
Paid-in capital                                                     $  286,322,155
Undistributed net investment income                                      6,588,407
Accumulated net realized loss                                          (27,332,693)
Net unrealized appreciation on:
   Investments                                                          33,040,809
   Foreign currency translations                                            12,883
                                                                    --------------
NET ASSETS                                                          $  298,631,561
                                                                    ==============
CLASS A:
Net assets                                                          $  233,729,719
Shares outstanding                                                      16,936,874
                                                                    ==============
Net asset value per share                                           $        13.80
                                                                    ==============
CLASS B:
Net assets                                                          $   64,901,842
Shares outstanding                                                       4,719,717
                                                                    ==============
Net asset value per share                                           $        13.75
                                                                    ==============

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Liberty Asset Allocation Fund, Variable Series
For the Year Ended December 31, 2003

INVESTMENT INCOME:
Dividends                                                           $    2,830,123
Interest                                                                 5,862,109
Other                                                                       10,154
                                                                    --------------
   Total Investment Income (net of foreign taxes withheld
    of $82,433)                                                          8,702,386
                                                                    --------------
EXPENSES:
Investment advisory fee                                                  1,229,183
Administration fee                                                         410,561
Distribution fee--Class B                                                  138,202
Transfer agent fee                                                           7,500
Pricing and bookkeeping fees                                               122,792
Trustees' fees                                                              12,675
Custody fee                                                                186,457
Other expenses                                                             100,736
                                                                    --------------
   Total Expenses                                                        2,208,106
Fees and expenses waived or reimbursed by Investment Advisor               (19,202)
Fees reimbursed by Distributor--Class B                                    (49,790)
Custody earnings credit                                                     (1,725)
                                                                    --------------
   Net Expenses                                                          2,137,389
                                                                    --------------
Net Investment Income                                                    6,564,997
                                                                    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN
 CURRENCY AND FUTURES CONTRACTS:
Net realized gain (loss) on:
   Investments                                                           3,044,534
   Foreign currency transactions                                            66,910
   Futures contracts                                                       (49,413)
   Net increase in reimbursements due from Investment Advisor
    (See Note 7)                                                            24,301
                                                                    --------------
     Net realized gain                                                   3,086,332
                                                                    --------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                          43,347,380
   Foreign currency translations                                            (9,190)
   Futures contracts                                                        42,065
                                                                    --------------
     Net change in unrealized appreciation/depreciation                 43,380,255
                                                                    --------------
Net Gain                                                                46,466,587
                                                                    --------------
Net Increase in Net Assets from Operations                          $   53,031,584
                                                                    ==============

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Liberty Asset Allocation Fund, Variable Series

                                                                                   YEAR ENDED        YEAR ENDED
                                                                                  DECEMBER 31,      DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                                    2003              2002
----------------------------------                                               -------------    -------------
OPERATIONS:
Net investment income                                                            $   6,564,997    $   7,651,311
Net realized gain (loss) on investments, foreign currency
   transactions and futures contracts                                                3,086,332      (18,935,561)
Net change in unrealized appreciation/depreciation on investments,
   foreign currency translations and futures contracts                              43,380,255      (25,560,282)
                                                                                 -------------    -------------
        Net Increase (Decrease) from Operations                                     53,031,584      (36,844,532)
                                                                                 -------------    -------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
    Class A                                                                         (6,166,140)      (8,018,427)
    Class B                                                                         (1,566,119)      (1,439,933)
                                                                                 -------------    -------------
    Total Distributions Declared to Shareholders                                    (7,732,259)      (9,458,360)
                                                                                 -------------    -------------
SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                                     2,980,327        4,404,498
   Proceeds received in connection with merger                                      38,966,649               --
   Distributions reinvested                                                          6,166,140        8,018,427
   Redemptions                                                                     (45,164,859)     (59,391,356)
                                                                                 -------------    -------------
        Net Increase (Decrease)                                                      2,948,257      (46,968,431)
                                                                                 -------------    -------------
Class B:
   Subscriptions                                                                    12,033,030       16,230,124
   Distributions reinvested                                                          1,566,119        1,439,933
   Redemptions                                                                      (9,081,481)      (5,779,970)
                                                                                 -------------    -------------
        Net Increase                                                                 4,517,668       11,890,087
                                                                                 -------------    -------------
Net Increase (Decrease) from Share Transactions                                      7,465,925      (35,078,344)
                                                                                 -------------    -------------
Total Increase (Decrease) in Net Assets                                             52,765,250      (81,381,236)
NET ASSETS:
Beginning of period                                                                245,866,311      327,247,547
                                                                                 -------------    -------------
End of period (including undistributed net investment income
   of $6,588,407 and $7,585,255, respectively)                                   $ 298,631,561    $ 245,866,311
                                                                                 =============    =============
CHANGES IN SHARES:
Class A:
   Subscriptions                                                                       235,993          337,897
   Issued in connection with merger                                                  3,421,128               --
   Issued for distributions reinvested                                                 570,939          595,723
   Redemptions                                                                      (3,658,367)      (4,734,716)
                                                                                 -------------    -------------
        Net Increase (Decrease)                                                        569,693       (3,801,096)
                                                                                 -------------    -------------
Class B:
   Subscriptions                                                                       957,404        1,269,931
   Issued for distributions reinvested                                                 145,415          107,218
   Redemptions                                                                        (741,771)        (476,977)
                                                                                 -------------    -------------
        Net Increase                                                                   361,048          900,172
                                                                                 -------------    -------------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Liberty Asset Allocation Fund, Variable Series / December 31, 2003


NOTE 1. ORGANIZATION

Liberty Asset Allocation Fund, Variable Series (formerly Stein Roe Balanced Fund, Variable Series) (the "Fund"), a series of SteinRoe Variable Investment Trust (the "Trust") is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   INVESTMENT GOAL--The Fund seeks high total investment return.

   FUND SHARES--The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION--Equity securities are valued at the last sale price at the close of the principal exchange on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Debt securities generally are valued by a pricing service approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other investment companies are valued at net asset value.

Foreign securities are generally valued at the closing price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Investments for which market quotations are not readily available, which tend to be more thinly traded and of lesser quality are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Foreign markets close each day at various times prior to the close of the New York Stock Exchange ("NYSE"). Foreign currency exchange rates are generally determined prior to the close of the NYSE at 12:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the value of a foreign security may occur subsequent to the close of the exchange or market which would not be reflected in the computation of the Fund's net asset value. In such an event, the foreign security will be valued at the fair value.

   SECURITY TRANSACTIONS--Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   FUTURES CONTRACTS--The Fund may invest in municipal and U.S. Treasury futures contracts. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities,
(2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, Inc. of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin payable or receivable and offset in unrealized gains or losses. The Fund also identifies portfolio securities as segregated with the custodian in a separate account in an amount equal to the futures contract. The Fund recognizes a realized gain or loss when the contract is closed or expires.

   REPURCHASE AGREEMENTS--The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   DELAYED DELIVERY SECURITIES--The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies cash or liquid portfolio securities as segregated with the custodian in an amount equal to the delayed delivery commitment.

   INCOME RECOGNITION--Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date except for foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings. Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

   FOREIGN CURRENCY TRANSACTIONS--The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

   DETERMINATION OF CLASS NET ASSET VALUES--All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

   FEDERAL INCOME TAX STATUS--The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

   DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually. Income and capital gains dividends are determined in accordance with income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2003, permanent differences resulting primarily from differing treatments for foreign currency transactions, capital loss carryforwards from the merger, paydowns and discount accretion/premium amortization on debt securities were identified and reclassified among the components of the Fund's net assets as follows:

   UNDISTRIBUTED
  NET INVESTMENT      ACCUMULATED       PAID-IN
      INCOME       NET REALIZED LOSS    CAPITAL
  --------------   -----------------    --------
     $ 170,414       $ (5,320,220)     $ 5,149,806

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2003 and December 31, 2002 was as follows:

                           DECEMBER 31,    DECEMBER 31,
                               2003            2002
                           ------------    ------------
Distributions paid from:

  Ordinary Income*          $ 7,732,259     $ 9,458,360
  Long-Term Capital Gains            --              --

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

   UNDISTRIBUTED    UNDISTRIBUTED
     ORDINARY         LONG-TERM     NET UNREALIZED
      INCOME        CAPITAL GAINS    APPRECIATION*
   -------------   --------------   --------------
    $ 6,862,185          $ --        $ 30,340,461

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales, real estate investment trust adjustments and discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at December 31, 2003, based on cost of investments for federal income tax purposes and excluding any unrealized appreciation and depreciation from changes in the value of assets and liabilities resulting from changes in exchange rates was:

     Unrealized appreciation               $ 37,004,446
     Unrealized depreciation                 (6,676,868)
                                           ------------
       Net unrealized appreciation         $ 30,327,578
                                           ============

The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

      YEAR OF                           CAPITAL LOSS
    EXPIRATION                          CARRYFORWARD
    ----------                          ------------
       2008                             $    936,821
       2009                                8,392,644
       2010                               14,496,495
       2011                                1,056,257
                                        ------------
                                        $ 24,882,217
                                        ============

Of the capital loss carryforwards attributable to the Fund, $5,076,571 was obtained upon the Fund's merger with Galaxy VIP Asset Allocation Fund, Variable Series (See Note 8).

No capital loss carryforwards were utilized and/or expired during the year ended December 31, 2003 for the Fund. Any capital loss carryforwards acquired as part of a merger that are permanently lost due to provisions under Internal Revenue Code are included as being expired. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

   INVESTMENT ADVISOR MERGER--On April 1, 2003, Stein Roe & Farnham Incorporated, the previous investment advisor to the Fund, merged into Columbia Management Advisors, Inc. ("Columbia"), formerly known as Columbia Management Co., an indirect, wholly owned subsidiary of FleetBoston Financial Corporation. As a result of the merger, Columbia now serves as the Fund's investment advisor. The merger did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

   INVESTMENT ADVISORY FEE--Columbia is the investment advisor to the Fund and receives a monthly fee based on the Fund's average daily net assets at the following annual rates:

AVERAGE DAILY NET ASSETS                     FEE RATE
------------------------                     --------
First $1 billion                               0.45%
Next $500 million                              0.40%
Over $1.5 billion                              0.35%

Prior to November 1, 2003, Columbia received a monthly investment advisory fee at the annual rate of 0.45% of the Fund's average daily net assets.

For the year ended December 31, 2003, the Fund's effective investment advisory fee rate was 0.45%.

   SUB-ADVISORY FEE--Nordea Investment Management North America, Inc. ("Nordea") has been retained by Columbia as sub-advisor to manage the portion of the Fund's assets allocated to foreign stocks. As the sub-advisor, Nordea is responsible for daily investment operations, including placing all orders for the purchase and sale of portfolio securities for foreign stocks of the fund. Columbia, out of the management fee it receives, pays Nordea a monthly sub-advisory fee at an annual rate of 0.40% annually of the average daily net assets of that portion of the Fund's assets managed by Nordea.

   ADMINISTRATION FEE--Columbia provides administrative and other services for a monthly fee, at the annual rate of 0.15% of the Fund's average daily net assets.

   PRICING AND BOOKKEEPING FEES--Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services. For the year ended December 31, 2003, the effective pricing and bookkeeping fee rate was 0.045%.

   TRANSFER AGENT FEE--Columbia Funds Services, Inc. (the "Transfer Agent"), formerly Liberty Funds Services, Inc., an affiliate of Columbia, provides shareholder services for a monthly fee at an annual rate of $7,500.

Effective October 13, 2003, Liberty Funds Services, Inc. changed its name to Columbia Funds Services, Inc.

   DISTRIBUTION FEES--Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. Prior to October 13, 2003, Columbia Funds Distributor, Inc. was known as Liberty Funds Distributor, Inc. The Fund has adopted a 12b-1 plan which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of Class B average daily net assets.

   FEE WAIVERS--Columbia has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) would not exceed 0.75% annually of the Fund's average daily net assets. The Distributor has voluntarily agreed to reimburse the Fund's Class B distribution fee in excess of 0.15% when the total operating expenses of the Fund applicable to Class B shares, including distribution fees, are in excess of 0.90% annually of the Class B average daily net assets. Columbia or the Distributor, at their discretion, may revise or discontinue this arrangement any time.

   CUSTODY CREDITS--The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

   FEES PAID TO OFFICERS AND TRUSTEES--The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 5. PORTFOLIO INFORMATION

   PURCHASES AND SALES OF SECURITIES--For the year ended December 31, 2003, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $272,102,303 and $299,517,764, respectively, of which $26,228,884 and $27,853,817 were U.S. Government securities, respectively.

NOTE 6. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

   FOREIGN SECURITIES--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

   INDUSTRY FOCUS--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

   LEGAL PROCEEDINGS--Columbia, the Distributor and certain of their affiliates (collectively, "the Columbia Group") have received information requests and subpoenas from various regulatory authorities, including the Securities and Exchange Commission ("SEC") and the New York Attorney General, in connection with their investigations of late trading and market timing in mutual funds. The Columbia Group has not uncovered any instances where Columbia or the Distributor was knowingly involved in late trading of mutual fund shares. The Columbia Group has identified a limited number of investors who had informal arrangements for trading certain Columbia Fund shares between 1998 and 2003. A substantial majority of the trading had ended by October 2002. None of these arrangements exists today. Information relating to those trading arrangements has been supplied to various regulatory authorities. To the extent that any Columbia Fund, whose shares were involved in those trading activities, was harmed by them, the Columbia Group has undertaken to reimburse such fund.

The SEC staff has issued notices to the effect that it has made a preliminary determination to recommend that the SEC bring civil enforcement actions, including injunctive proceedings, against Columbia and the Distributor, alleging that they have violated certain provisions of the federal securities laws. The Columbia Group believes that those allegations are based principally on the trading arrangements referred to above. Columbia and the Distributor are engaged in discussions with the SEC staff in an effort to reach a satisfactory resolution of these matters. However, there can be no assurance that such a resolution will be reached. Any potential resolution of these matters may include, but not be limited to, sanctions, financial penalties, damages or injunctions regarding Columbia or the Distributor, and structural changes in the conduct of their business.

Although the Columbia Group does not believe that these regulatory developments or their resolution will have a material adverse effect on the Columbia Funds, or on the ability of Columbia and the Distributor to provide services to the Columbia Funds, there can be no assurance that these matters or any adverse publicity or other developments resulting from them will not result in increased redemptions or reduced sales of Columbia Fund shares, which could increase transactions costs or operating expenses, or other consequences for the Columbia Funds.

NOTE 7. OTHER

During the year ended December 31, 2003, the Fund held shares of Barrick Gold Corp. in violation of investment restrictions. This position was sold off at a loss of $24,301 and the Fund was reimbursed by Columbia.

NOTE 8. BUSINESS COMBINATIONS AND MERGERS

   FUND MERGERS--On April 7, 2003, the Galaxy VIP Asset Allocation Fund (the target fund), previously a single class fund of Galaxy VIP Fund, a separate Massachusetts business trust, merged into the Stein Roe Balanced Fund, Variable Series, Class A. The Stein Roe Balanced Fund, Variable Series received a tax-free transfer of assets from the Galaxy VIP Asset Allocation Fund as follows:

      SHARES             NET ASSETS           UNREALIZED
      ISSUED              RECEIVED          DEPRECIATION(1)
     --------           -----------         ---------------
     3,421,128          $ 38,966,649          $ 3,492,346

                         NET ASSETS          NET ASSETS
    NET ASSETS          OF GALAXY VIP       OF STEIN ROE
   OF STEIN ROE       ASSET ALLOCATION     BALANCED FUND,
  BALANCED FUND,            FUND          VARIABLE SERIES
  VARIABLE SERIES        IMMEDIATELY        IMMEDIATELY
     PRIOR TO             PRIOR TO              AFTER
    COMBINATION          COMBINATION         COMBINATION
  ---------------     ----------------    ---------------
   $ 233,114,098        $ 38,966,649       $ 272,080,747

(1) Unrealized depreciation is included in the Net Assets Received amount shown above.

Also on April 7, 2003, subsequent to the merger described above, the Stein Roe Balanced Fund, Variable Series was renamed the Liberty Asset Allocation Fund, Variable Series.

FINANCIAL HIGHLIGHTS
Liberty Asset Allocation Fund, Variable Series--Class A Shares

Selected data for a share outstanding throughout each period is as follows:

                                                                         YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------------------------
                                               2003                2002           2001                2000           1999
                                            -----------        -----------     -----------        -----------     -----------
NET ASSET VALUE, BEGINNING OF PERIOD        $     11.87        $     13.86     $     16.35        $     17.80     $     17.14
                                            -----------        -----------     -----------        -----------     -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                          0.30               0.36            0.39(b)            0.45            0.28
Net realized and unrealized gain (loss)
 on investments, foreign currency and
 futures contracts                                 2.02              (1.94)          (1.86)(b)          (0.63)           1.74
                                            -----------        -----------     -----------        -----------     -----------
    Total from Investment Operations               2.32              (1.58)          (1.47)             (0.18)           2.02
                                            -----------        -----------     -----------        -----------     -----------
LESS DISTRIBUTIONS DECLARED TO
 SHAREHOLDERS:
From net investment income                        (0.39)             (0.41)          (0.45)             (0.47)          (0.47)
From net realized gains                              --                 --           (0.57)             (0.80)          (0.89)
                                            -----------        -----------     -----------        -----------     -----------
    Total Distributions Declared to
     Shareholders                                 (0.39)             (0.41)          (1.02)             (1.27)          (1.36)
                                            -----------        -----------     -----------        -----------     -----------
NET ASSET VALUE, END OF PERIOD              $     13.80        $     11.87     $     13.86        $     16.35     $     17.80
                                            ===========        ===========     ===========        ===========     ===========
Total return (c)(d)                               20.46%(e)         (11.73)%         (9.19)%            (1.02)%         12.53%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Expenses (f)                                       0.75%              0.70%           0.71%              0.64%           0.63%(g)
Net investment income (f)                          2.43%              2.73%           2.68%(b)           2.66%           2.60%(g)
Waiver/reimbursement                               0.01%                --              --                 --              --
Portfolio turnover rate                             103%               118%             57%                39%             43%
Net assets, end of period (000's)           $   233,730        $   194,327     $   279,493        $   376,183     $   425,005

(a) Per share data was calculated using average shares outstanding during the period.
(b) Effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change, for the year ended December 31, 2001, was to decrease net investment income per share by $0.01, decrease net realized and unrealized gain per share by $0.01 and to decrease the ratio of net investment income to average net assets from 2.73% to 2.68%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(e) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of two basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the current fiscal year without the reduction.

REPORT OF INDEPENDENT AUDITORS

To the Trustees of SteinRoe Variable Investment Trust and the Class A Shareholders of Liberty Asset Allocation Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Liberty Asset Allocation Fund, Variable Series (formerly Stein Roe Balanced Fund, Variable Series) (the "Fund") (a series of SteinRoe Variable Investment Trust) at December 31, 2003, and the results of its operations, the changes in its net assets and the Class A financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2004

UNAUDITED INFORMATION

FEDERAL INCOME TAX INFORMATION

23.18% of the ordinary income distributed by the Fund, for the year ended December 31, 2003, qualifies for the corporate dividends received deduction.

PORTFOLIO MANAGER'S DISCUSSION
Liberty Federal Securities Fund, Variable Series / December 31, 2003

Liberty Federal Securities Fund, Variable Series seeks the highest possible level of current income, consistent with the safety of principal and maintenance of liquidity.

Ann T. Peterson has managed or co-managed the fund since June 2000. Since 1993 she has managed or co-managed other funds for Columbia Management Advisors, Inc. and its predecessors.

Government bonds posted modest returns for 2003. The fund's bias toward bonds with the potential to generate higher income than Treasuries helped it perform better than both the Lehman Brothers Intermediate U.S. Government Bond Index and the Lipper General U.S. Government Funds Category average. The fund modestly trailed its new benchmark, the Citigroup Government/ Mortgage Index. We chose this new index because it reflects the fund's ability to invest in both mortgage-backed bonds and Treasury securities. The Lehman index does not include mortgage-backed securities. Fund expenses, which indices do not incur, accounted for the slight difference in performance between the new benchmark and the fund.

BOND MARKET VOLATILITY INCREASED AS INTEREST RATES ROSE
The past year was a challenging one for government bond investors. Bond prices rallied during the first half, as interest rates declined amid sluggish economic growth and low inflation. The federal funds rate--the target overnight interest rate at which commercial banks lend money to each other--was lowered to 1.00% late in June. Improving economic data, future inflation concerns and a growing budget deficit, however, triggered a steep rise in yields during July, making it one of the worst months in bond market history. As yields on 10-year Treasuries jumped from 3.10% in mid-June to 4.56% at the end of July, bond prices tumbled. Although yields fell near the end of the 12-month period, they remained higher than at the start of the year.

MORTGAGE BONDS AND CORPORATE ISSUES BENEFITED PERFORMANCE
Mortgage bonds, which represented the fund's biggest allocation at about 48% of net assets at the end of the period, suffered severe downturns in July. Rising interest rates triggered expectations that fewer homeowners would refinance and pay off their old mortgages. This made mortgage bonds more sensitive to changes in interest rates and caused added selling in the sector. For the year as a whole, however, mortgages performed slightly better than comparable Treasuries. The fund benefited from our decision early in the year to add bonds with lower coupons (stated interest rates), such as 5% and 5.5%, that were less likely to be paid off early and to pare back on issues with coupons of 6.5% or more.

   A modest investment in corporate bonds, obtained as part of the fund's April 2003 acquisition of the Galaxy VIP Quality Plus Bond Fund, also helped returns. Corporate bonds rallied as the economy improved and investors reached for yield. We increased to 10% our stake in non-agency mortgage bonds and asset-backed securities, which are bonds backed by pools of assets such as auto loans, home equity loans or credit card payments. Our focus was on higher-quality issues with attractive valuations that we believed could generate higher returns for the fund. Treasuries were the weakest performers in the government sector as bond yields rose. We used the fund's 39% stake in Treasuries to help in adjusting the portfolio's sensitivity to interest rate changes as market conditions fluctuated.

FOCUS ON RELATIVE VALUE AND RISK CONTROL
We believe that the strength of the economic recovery will have the largest impact on the bond market's performance in 2004. Our goal is to continue to search for opportunities that offer relative value across the Treasury, mortgage and investment-grade bond sectors.


Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence.

An investment in Liberty Federal Securities Fund, Variable Series offers the potential for attractive current income and total returns, but also involves certain risks. The value and return of your investment may fluctuate as a result of changes in interest rates; the financial strength of issuers of lower-rated bonds; and political and economic developments.

Holdings are disclosed as of December 31, 2003, and are subject to change.

PERFORMANCE INFORMATION
Liberty Federal Securities Fund, Variable Series / December 31, 2003

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2003 (%)

                                      1-YEAR   5-YEAR  10-YEAR
----------------------------------------------------------------
Class A (1/1/89)                        2.64     6.22     6.50
Citigroup Government/
  Mortgage Index                        2.76     6.37     6.78
Lehman Brothers Intermediate
  U.S. Government Bond Index            2.29     6.18     6.32

Inception date of share class is in parentheses.

NET ASSET VALUE PER SHARE ($)               12/31/02   12/31/03
----------------------------------------------------------------
Class A                                       11.37     11.20

[CHART]

VALUE OF A $10,000 INVESTMENT, 1/1/94 - 12/31/03

Class A: $18,779

                             CITIGROUP GOVERNMENT/   LEHMAN BROTHERS INTERMEDIATE
            CLASS A SHARES   MORTGAGE INDEX          U.S. GOVERNMENT BOND INDEX
  1/1/1994        $ 10,000                $ 10,000                       $ 10,000
 3/31/1994        $  9,823                $  9,729                       $  9,815
 6/30/1994        $  9,754                $  9,644                       $  9,760
 9/30/1994        $  9,823                $  9,694                       $  9,835
12/31/1994        $  9,843                $  9,731                       $  9,825
 3/31/1995        $ 10,299                $ 10,209                       $ 10,234
 6/30/1995        $ 10,808                $ 10,808                       $ 10,712
 9/30/1995        $ 11,030                $ 11,004                       $ 10,878
12/31/1995        $ 11,392                $ 11,465                       $ 11,241
 3/31/1996        $ 11,313                $ 11,284                       $ 11,165
 6/30/1996        $ 11,380                $ 11,344                       $ 11,240
 9/30/1996        $ 11,616                $ 11,551                       $ 11,433
12/31/1996        $ 11,927                $ 11,889                       $ 11,697
 3/31/1997        $ 11,915                $ 11,838                       $ 11,695
 6/30/1997        $ 12,327                $ 12,252                       $ 12,021
 9/30/1997        $ 12,691                $ 12,643                       $ 12,329
12/31/1997        $ 13,006                $ 13,018                       $ 12,601
 3/31/1998        $ 13,181                $ 13,225                       $ 12,792
 6/30/1998        $ 13,452                $ 13,525                       $ 13,028
 9/30/1998        $ 13,863                $ 14,116                       $ 13,637
12/31/1998        $ 13,890                $ 14,157                       $ 13,671
 3/31/1999        $ 13,958                $ 14,094                       $ 13,634
 6/30/1999        $ 13,889                $ 13,991                       $ 13,607
 9/30/1999        $ 14,025                $ 14,107                       $ 13,744
12/31/1999        $ 14,039                $ 14,074                       $ 13,737
 3/31/2000        $ 14,258                $ 14,421                       $ 13,962
 6/30/2000        $ 14,489                $ 14,696                       $ 14,217
 9/30/2000        $ 14,952                $ 15,136                       $ 14,598
12/31/2000        $ 15,559                $ 15,812                       $ 15,177
 3/31/2001        $ 15,962                $ 16,228                       $ 15,632
 6/30/2001        $ 16,022                $ 16,275                       $ 15,698
 9/30/2001        $ 16,822                $ 17,074                       $ 16,478
12/31/2001        $ 16,654                $ 17,028                       $ 16,455
 3/31/2002        $ 16,605                $ 17,067                       $ 16,412
 6/30/2002        $ 17,281                $ 17,740                       $ 17,046
 9/30/2002        $ 18,181                $ 18,573                       $ 17,868
12/31/2002        $ 18,294                $ 18,765                       $ 18,041
 3/31/2003        $ 18,475                $ 18,956                       $ 18,209
 6/30/2003        $ 18,861                $ 19,267                       $ 18,516
 9/30/2003        $ 18,761                $ 19,234                       $ 18,492
12/31/2003        $ 18,779                $ 19,280                       $ 18,452

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PROVIDED. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

Total return performance includes changes in share price and reinvestment of all distributions. The Lehman Brothers Intermediate U.S. Government Bond Index is an unmanaged index that tracks the performance of investment grade bonds. The Citigroup Government/Mortgage Index is a combination of the Citigroup US Government Index and the Citigroup Mortgage Index. The Citigroup US Government Index is composed of the Treasury and government-sponsored indices within the US Broad Investment Grade (BIG) Bond Index. The Citigroup Mortgage Index measures the mortgage component of the US--BIG Index, comprising 30- and 15-year GNMA, FNMA, and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

INVESTMENT PORTFOLIO
Liberty Federal Securities Fund, Variable Series / December 31, 2003

                                                          PAR          VALUE
                                                     ------------   ------------
U.S. GOVERNMENT AGENCIES--48.2%
Federal Home Loan Mortgage Corp.:
   3.000% 07/15/04                                   $    140,000   $    141,343
   5.500% 08/01/17 - 12/01/17                             281,073        291,536
   5.875% 03/21/11                                        180,000        195,106
   6.000% 04/01/32                                         61,464         63,542
   6.250% 07/15/04 - 07/15/32                             250,000        262,819
   6.750% 03/15/31                                        265,000        306,046
   7.000% 06/01/16 - 01/01/26                             325,930        346,073
   7.500% 02/01/23 - 05/01/24                             281,979        304,774
   8.500% 05/01/06                                          1,659          1,739
   10.500% 02/01/19 - 06/01/13                             62,973         69,800
   10.750% 11/01/09                                        35,588         39,117
   11.250% 10/1/09 - 07/01/13                              11,783         13,117
   12.000% 07/01/13 - 07/01/20                            140,633        159,250
   To Be Announced:
   5.000% 01/20/19 (a)                                 11,365,000     11,574,548
   5.500% 01/14/34 (a)                                 27,300,000     27,624,188
                                                                    ------------
                                                                      41,392,998
                                                                    ------------
Federal National Mortgage Association:
   5.000% 09/25/12 - 02/1/18                              423,910        429,631
   5.500% 02/15/06                                        200,000        214,109
   6.000% 12/15/05 - 7/25/26                              865,619        902,920
   6.500% 03/01/09 - 08/01/31                           3,298,977      3,455,322
   7.000% 07/01/11 - 03/01/29                             814,427        866,857
   7.125% 03/15/07                                        250,000        283,252
   7.500% 11/01/29                                        344,390        368,136
   8.000% 04/01/30                                          9,962         10,771
   8.500% 05/01/30                                        815,418        880,442
   9.000% 10/01/05 - 05/01/20                              21,130         23,273
   9.250% 03/25/18                                        115,542        127,782
   10.000% 03/01/16                                        62,648         69,569
   12.250% 09/01/12                                        29,330         33,824
   To Be Announced:
   5.000% 01/20/19 (a)                                  5,850,000      5,965,175
   5.500% 01/20/19 (a)                                  5,049,000      5,230,451
   6.000% 01/20/19 (a)                                  2,500,000      2,621,095
   6.000% 01/14/34 (a)                                 20,455,000     21,138,974
   6.500% 01/14/34 (a)                                  9,500,000      9,933,438
   7.500% 01/14/34 (a)                                  6,544,000      6,991,858
                                                                    ------------
                                                                      59,546,879
                                                                    ------------
Government National Mortgage Association:
   4.750% 07/20/22 - 07/20/25                             179,378        183,332
   6.000% 03/15/29 - 08/15/29                           4,188,471      4,357,071
   6.500% 10/15/13 - 03/15/28                           1,772,814      1,873,081
   7.000% 09/15/29                                        119,582        127,532
   7.500% 10/15/27 - 09/15/29                              74,758         80,319
   8.000% 04/15/08 - 07/15/08                             148,989        160,558
   8.500% 04/15/30                                         24,197         26,314
   9.000% 06/15/16 - 01/15/20                             135,966        151,930
   9.500% 06/15/09 - 08/15/22                             951,014      1,059,891
   10.000% 11/15/09 - 11/15/2019                           87,633         97,114
   11.500% 04/15/13 - 05/15/13                             61,026         69,697
   To Be Announced:
   6.000% 01/22/34 (a)                                  2,500,000      2,597,655
                                                                    ------------
                                                                      10,784,494
                                                                    ------------
TOTAL U.S. GOVERNMENT AGENCIES
   (cost of $108,690,850)                                           $111,724,371
                                                                    ------------

U.S. GOVERNMENT OBLIGATIONS--39.3%
U.S. Treasury Bonds/Notes:
   1.750% 12/31/04                                   $    100,000        100,504
   3.000% 11/15/07                                        100,000        100,859
   3.375% 04/30/04                                         25,000         25,197
   3.875% 02/15/13                                        220,000        215,359
   4.375% 08/15/12                                     12,290,000     12,533,883
   5.250% 05/15/04                                        220,000        223,429
   5.250% 11/15/28                                      2,200,000      2,215,899
   5.375% 02/15/31                                        235,000        245,070
   5.500% 08/15/28                                      3,610,000      3,760,183
   5.625% 05/15/08                                        400,000        443,094
   5.750% 08/15/10                                     18,084,000     20,276,685
   5.750% 11/15/05                                      4,050,000      4,348,372
   5.875% 11/15/04                                        160,000        166,412
   6.000% 08/15/04                                        793,000        816,976
   6.000% 08/15/09                                      3,510,000      3,975,759
   6.500% 02/15/10                                        638,000        741,376
   6.750% 08/15/26                                      5,820,000      7,043,562
   6.875% 08/15/25 (b)                                  5,745,000      7,027,973
   7.000% 07/15/06                                      6,840,000      7,661,600
   7.125% 02/15/23                                      3,333,000      4,159,871
   7.500% 02/15/05                                      8,078,000      8,635,568
   9.375% 02/15/06                                      5,525,000      6,381,590
                                                                    ------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
   (cost of $90,382,270)                                              91,099,221
                                                                    ------------

CORPORATE BONDS--3.1%
BASIC MATERIALS--0.1%
FOREST PRODUCTS & PAPER--0.1%
International Paper Co.:
   5.850% 10/30/12                                         50,000         51,958
   8.125% 07/08/05                                         80,000         86,951
                                                                    ------------
                                                                         138,909
                                                                    ------------

CONSUMER CYCLICAL--0.2%
AUTO MANUFACTURER--0.1%
Ford Motor Co.,
   7.450% 07/16/31                                        205,000        205,422
                                                                    ------------
RETAIL--0.1%
Dayton Hudson Corp.,
   6.650% 08/01/28                                        125,000        134,490
Home Depot, Inc., Senior Note,
   5.375% 04/01/06                                        120,000        128,148
                                                                    ------------
                                                                         262,638
                                                                    ------------

CONSUMER DISCRETIONARY--0.2%
MEDIA--0.2%
Cox Communications, Inc.,
   7.750% 11/01/10                                        125,000        146,160

                       See Notes to Investment Portfolio.

                                                          PAR          VALUE
                                                     ------------   ------------
Time Warner, Inc.,
   6.875% 05/01/12                                   $    100,000   $    112,427
Walt Disney Co.:
   7.300% 02/08/05                                        100,000        105,906
   6.375% 03/01/12                                         75,000         82,423
                                                                    ------------
                                                                         446,916
                                                                    ------------

CONSUMER NON-CYCLICAL--0.2%
AGRICULTURE--0.1%
Cargill, Inc.
   6.375% 06/01/12 (c)                                    130,000        142,720
                                                                    ------------
COMMERCIAL SERVICES--0.1%
Leland Stanford
   Junior University,
   6.875% 02/01/24                                        150,000        172,502
                                                                    ------------

CONSUMER STAPLES--0.1%
FOOD & DRUG RETAILING--0.1%
Kroger Co.,
   6.200% 06/15/12                                         50,000         53,601
Pepsi Bottling Holdings, Inc.,
   5.625% 02/17/09 (c)                                    100,000        108,951
Safeway, Inc.,
   5.800% 08/15/12                                         50,000         51,717
                                                                    ------------
                                                                         214,269
                                                                    ------------

ENERGY--0.1%
OIL & GAS--0.1%
Conoco, Inc., Senior Note,
   6.950% 04/15/29                                         65,000         73,694
Occidental Petroleum Corp.,
   Senior Note,
   6.500% 04/01/05                                        140,000        147,585
Texaco Capital, Inc.,
   5.500% 01/15/09                                         75,000         81,434
                                                                    ------------
                                                                         302,713
                                                                    ------------

FINANCIALS--1.6%
BANKS--0.7%
Bank of America Corp.,
   Senior Note,
   4.875% 01/15/13                                        175,000        174,589
Bank of New York Co., Inc.,
   Senior Note,
   5.200% 07/01/07                                        150,000        160,468
Bank One Corp.,
   Subordinated Note,
   7.875% 08/01/10                                         50,000         59,763
Comerica, Inc.,
   Subordinated Note,
   7.250% 08/01/07                                        150,000        166,623
Deutsche Bank Financial LLC,
   5.375% 03/02/15                                        100,000        101,400
European Investment Bank,
   4.625% 03/01/07                                   $     80,000   $     84,692
Mellon Bank, N.A.,
   Subordinated Bank Note,
   7.625% 09/15/07                                        100,000        116,105
National City Corp,
   Subordinated Note,
   5.750% 02/01/09                                        110,000        121,793
Sovereign Bank,
   5.125% 03/15/13                                        100,000         99,038
SunTrust Bank, Atlanta
   Subordinated Note, BN,
   7.250% 09/15/06                                        125,000        138,865
U.S. Bancorp.,
   3.125% 03/15/08                                        150,000        148,377
Wachovia Corp., Senior Note,
   7.450% 07/15/05                                        100,000        108,375
Wells Fargo Bank, N.A.,
   Subordinated Note,
   6.450% 02/01/11                                         50,000         56,016
                                                                    ------------
                                                                       1,536,104
                                                                    ------------
DIVERSIFIED FINANCIAL SERVICES--0.8%
American Express Co.,
   6.875% 11/01/05                                         55,000         59,761
Bear Stearns Companies, Inc.,
   3.000% 03/30/06                                         90,000         91,084
Boeing Capital Corp.,
   Senior Note,
   5.750% 02/15/07                                        100,000        107,697
Chase Manhattan Corp.,
   Subordinated Note,
   7.875% 06/15/10                                        125,000        146,400
Citigroup, Inc.: Senior Note,
   6.750% 12/01/05                                        100,000        108,598
   Subordinated Note,
   7.250% 10/01/10                                        100,000        116,150
Ford Motor Credit Co.,
   7.600% 08/01/05                                        120,000        128,102
General Electric Capital Corp.,
   Series A MTN:
   6.750% 03/15/32                                        100,000        110,683
   6.800% 11/01/05                                        125,000        135,465
General Motors
   Acceptance Corp.,
   6.750% 01/15/06                                        150,000        160,598
   7.250% 03/02/11                                         50,000         54,905
   7.500% 07/15/05                                         50,000         53,644
Goldman Sachs Group, Inc.,
   4.125% 01/15/08                                         50,000         51,138
   5.250% 04/01/13                                         50,000         50,737
Household Finance Corp.,
   4.625% 01/15/08                                         50,000         52,034
   6.375% 10/15/11                                         50,000         54,997
International Lease
   Finance Corp.,
   4.000% 01/17/06                                         90,000         92,802

                       See Notes to Investment Portfolio.

                                                          PAR          VALUE
                                                     ------------   ------------
Merrill Lynch & Co., Inc.,
   Series B, MTN,
   4.000% 11/15/07                                   $    150,000   $    153,300
Morgan Stanley
   Dean Witter & Co.,
   Unsubordinated Note,
   6.100% 04/15/06                                         80,000         86,416
                                                                    ------------
                                                                       1,814,511
                                                                    ------------
INSURANCE--0.0%
Marsh & McLennan
   Companies, Inc., Senior Note,
   6.250% 03/15/12                                        100,000        108,678
                                                                    ------------
REAL ESTATE--0.1%
EOP Operating Ltd.,
   7.000% 07/15/11                                        110,000        124,043
                                                                    ------------

INDUSTRIALS--0.2%
AEROSPACE & DEFENSE--0.0%
Raytheon Co.,
   7.200% 08/15/27                                         50,000         54,051
                                                                    ------------
HAND & MACHINE TOOLS--0.0%
Black & Decker Corp.,
   Senior Note,
   7.125% 06/01/11                                         50,000         56,977
                                                                    ------------
MISCELLANEOUS MANUFACTURING--0.1%
Illinois Tool Works, Inc.,
   5.750% 03/01/09                                        155,000        170,328
                                                                    ------------
PACKAGING & CONTAINERS--0.0%
Bemis Co., Inc.,
   6.500% 08/15/08                                         50,000         56,029
                                                                    ------------
ROAD & RAIL--0.1%
Norfolk Southern Corp.,
   Senior Note,
   7.250% 02/15/31                                         75,000         84,923
Union Pacific Corp., Debenture,
   6.625% 02/01/29                                         50,000         53,535
United Parcel Services,
   Inc., Debenture
   8.375% 04/01/30
   (7.620% 04/01/20) (d)                                   90,000        121,525
                                                                    ------------
                                                                         259,983
                                                                    ------------

MANUFACTURING--0.0%
METALS & MINING--0.0%
Alcoa, Inc.,
   7.250% 08/01/05                                         25,000         27,028
                                                                    ------------

TECHNOLOGY--0.1%
COMPUTERS--0.1%
IBM Corp.:
   4.875% 10/01/06                                        200,000        211,816
   Debenture,
   6.220% 08/01/27                                        100,000        106,665
                                                                    ------------
                                                                         318,481
                                                                    ------------
TELECOMMUNICATION SERVICES--0.2%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.2%
AT&T Corp., Senior Note:
   7.000% 11/15/06                                   $     70,000   $     77,274
   8.500% 11/15/31                                         20,000         23,264
SBC Communications, Inc.,
   5.750% 05/02/06                                        100,000        106,579
Sprint Capital Corp.:
   6.000% 01/15/07                                         50,000         53,202
   6.875% 11/15/28                                         50,000         48,227
Verizon New England, Inc.,
   Senior Note,
   6.500% 09/15/11                                        120,000        131,708
                                                                    ------------
                                                                         440,254
                                                                    ------------
WIRELESS TELECOMMUNICATION SERVICES--0.0%
AT&T Wireless Services, Inc.,
   Senior Note,
   8.750% 03/01/31                                         50,000         61,402
                                                                    ------------

UTILITIES--0.1%
ELECTRIC UTILITIES--0.1%
Consolidated Edison Co. of
   New York, Inc.,
   7.150% 12/01/09                                         50,000         58,280
   Series B, Debenture,
   4.875% 02/01/13                                         50,000         50,135
   Florida Power & Light Co.,
   First Mortgage,
   6.875% 12/01/05                                        100,000        108,615
Virginia Electric & Power, Series A,
   Senior Note,
   5.375% 02/01/07                                        100,000        106,940
                                                                    ------------
                                                                         323,970
                                                                    ------------
TOTAL CORPORATE BONDS
   (cost of $6,767,774)                                                7,237,928
                                                                    ------------

NON-AGENCY MORTGAGE-BACKED &
   ASSET-BACKED SECURITIES--9.9%

Advanta Mortgage Loan Trust,
   7.550% 06/25/27                                        201,711        201,413
American Mortgage Trust,
   8.266% 09/27/22                                         12,693         11,423
Asset Securitization Corp.,
   6.750% 02/14/43                                      1,375,000      1,489,474
BMW Vehicle Owner Trust,
   Series 2002-A, Class A-3,
   3.800% 05/25/06                                         60,312         60,923
Chase Funding Mortgage Loan:
   5.638% 11/25/31                                      2,000,000      1,982,620
   6.448% 09/25/30                                      2,300,000      2,292,088
   6.975% 02/25/32                                      3,000,000      3,135,660

                       See Notes to Investment Portfolio.

                                                          PAR          VALUE
                                                     ------------   ------------
Chase Manhattan Auto Owner Trust,
   Series 2001-A, Class A-4,
   5.070% 02/15/08                                   $    125,000   $    128,704
   Series 2001-B, Class A-4,
   3.800% 05/15/08                                        250,000        255,812
Cintas Corp., Number 2
   6.000% 06/01/12                                        100,000        107,802
Citibank Credit Card
   Issuance Trust,
   Series 2002-A1, Class A-1,
   4.950% 02/09/09                                        250,000        265,107
Citicorp Mortgage Securities, Inc.,
   10.000% 07/01/17                                        21,635         21,611
Comfed Bancorp, Inc.,
   4.643% 01/01/18                                         15,844         15,844
First Horizon Mortgage
   Pass-Through Trust,
   Series 2003-9, Class B3,
   5.355% 11/25/33                                        926,587        854,137
Glendale Federal Bank,
   9.125% 01/25/08                                          2,789          2,781
GSMPS Mortgage Loan Trust,
   Series 1998-3 Class A,
   7.750% 09/19/27 (c)                                  1,242,373      1,343,065
Honda Auto Receivables
   Owner Trust,
   Series 2002-2, Class A-3,
   3.830% 02/15/06                                        147,826        149,384
Imperial Savings Association,
   8.888% 07/25/17                                          2,979          2,973
JP Morgan Commercial
   Mortgage Finance Corp.,
   7.400% 07/15/31                                      2,000,000      2,289,017
LB Commercial Conduit
   Mortgage Trust:
   6.210% 10/15/35                                      1,800,000      1,983,828
   6.590% 02/18/30                                      1,500,000      1,658,445
Merrill Lynch Mortgage
   Investors, Inc.,
   7.127% 12/26/25                                        292,830        299,129
Mid-State Trust,
   7.340% 07/01/35                                      1,197,372      1,269,076
Nomura Asset Securities Corp.,
   7.120% 04/13/39                                      1,000,000      1,088,978
Private Export Funding Corp.,
   5.340% 03/15/06                                        125,000        133,314
Residential Asset Mortgage
   Products, Inc.,
   Series 2003-RZ5, Class M2,
   5.600% 12/25/33                                   $  1,313,000   $  1,323,822
Rural Housing Trust,
   6.330% 04/01/26                                         85,290         85,375
Structured Asset
   Securities Corp.,
   Interest Only,
   1.880% 02/25/28                                      2,331,007        182,514
Wells Fargo Auto Trust
   Series 2001-A, Class A-4,
   5.070% 03/15/08                                        200,000        202,642
                                                                    ------------
TOTAL NON-AGENCY MORTGAGE-BACKED &
   ASSET-BACKED SECURITIES
   (cost of $21,600,980)                                              22,836,961
                                                                    ------------

SOVEREIGN DEBT--0.3%
Export Development
   of Canada,
   4.000% 08/01/07                                        100,000        103,319
Hydro-Quebec,
   Series HH, Yankee
   8.500% 12/01/29                                         75,000        103,217
Inter-American Development
   Bank Yankee, Debenture,
   8.875% 06/01/09                                        125,000        156,900
Province of British Columbia,
   5.375% 10/29/08                                         50,000         54,064
Province of Manitoba:
   4.250% 11/20/06                                        100,000        104,474
Yankee, Denbenture,
   5.500% 10/01/08                                         50,000         54,228
Province of New Brunswick,
   Senior Unsubordinated Note,
   3.500% 10/23/07                                         50,000         50,671
Province of Nova Scotia,
   5.750% 02/27/12                                         15,000         16,332
Province of Ontario,
   6.000% 02/21/06                                         40,000         43,068
State of Israel,
   6.750% 08/15/04                                        100,000        101,890
                                                                    ------------
TOTAL SOVEREIGN DEBT
   (cost of $749,507)                                                    788,163
                                                                    ------------

                       See Notes to Investment Portfolio.

                                                          PAR          VALUE
                                                     ------------   ------------
SHORT-TERM OBLIGATIONS--37.4%
U.S. GOVERNMENT AGENCY--6.4%
Federal Home Loan
   Mortgage Corp.
   0.750%, 01/02/04
   (cost of $14,999,688)                             $ 15,000,000   $ 14,999,688
                                                                    ------------
REPURCHASE AGREEMENT--31.0%
Repurchase agreement with State Street Bank &
   Trust Co., dated 12/31/03, due 01/02/04 at
   0.900%, collateralized by Federal Home Loan
   Bank and Federal National Mortgage Association
   with various maturities to 05/26/05, market
   value $73,287,049 (repurchase proceeds
   $71,847,592)
   (cost of $71,844,000)                               71,844,000     71,844,000
                                                                    ------------
TOTAL SHORT-TERM OBLIGATIONS
   (cost of $86,843,688)                                              86,843,688
                                                                    ------------
TOTAL INVESTMENTS--138.2%
   (cost of $315,035,069) (e)                                        320,530,332
                                                                    ------------
OTHER ASSETS & LIABILITIES, NET--(38.2)%                             (88,521,580)
                                                                    ------------
NET ASSETS--100.0%                                                  $232,008,752
                                                                    ============

NOTES TO INVESTMENT PORTFOLIO:
(a) This security, or a portion thereof, has been purchased on a delayed delivery basis whereby the terms that are fixed are the purchase price, interest rate and settlement date. The exact quantity purchased may be slightly more or less than the amount shown.
(b) This security, or a portion thereof with a market value of $110,099, is being used to collateralize open futures contracts.
(c) This security is exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, the value of these securities amounted to $1,594,736, which represents 0.7% of net assets.
(d) Stepped coupon bond. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing this rate.
(e) Cost for federal income tax purposes is $316,688,971.

Short futures contracts open on December 31, 2003:

                                                      UNREALIZED
                            NUMBER OF   EXPIRATION   APPRECIATION
TYPE                        CONTRACTS      MONTH    (DEPRECIATION)
----                        ---------  -----------  --------------
2 Year U.S. Treasury Note      11       March-04    $       (8,139)
20 Year U.S. Treasury Bond      3       March-04               405
                                                    --------------
                                                    $       (7,734)
                                                    ==============

            ACRONYM              NAME
            -------              ----
              MTN          Medium Term Note

                       See Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES
Liberty Federal Securities Fund, Variable Series / December 31, 2003

ASSETS:
Investments, at cost (including repurchase agreement)               $  315,035,069
                                                                    --------------
Investments, at value                                               $  248,686,332
Repurchase agreement, at value                                          71,844,000
Receivable for:
  Investments sold                                                         384,315
  Fund shares sold                                                       2,894,240
  Interest                                                               2,158,588
  Dollar rolls                                                             315,441
  Expense reimbursement due from Distributor                                12,225
Deferred Trustees' compensation plan                                         4,953
                                                                    --------------
     TOTAL ASSETS                                                      326,300,094
                                                                    --------------
LIABILITIES:
Payable to custodian bank                                                  383,277
Payable for:
  Investments purchased on a delayed delivery basis                     93,592,498
  Fund shares repurchased                                                  110,277
  Futures variation margin                                                     719
  Investment advisory fee                                                   77,038
  Administration fee                                                        28,834
  Transfer agent fee                                                           625
  Pricing and bookkeeping fees                                               8,787
  Trustees' fees                                                               101
  Audit fee                                                                 35,790
  Custody fee                                                                3,440
  Distribution fee--Class B                                                 23,118
Deferred Trustees' fees                                                      4,953
Other liabilities                                                           21,885
                                                                    --------------
     TOTAL LIABILITIES                                                  94,291,342
                                                                    --------------
NET ASSETS                                                          $  232,008,752
                                                                    ==============
COMPOSITION OF NET ASSETS:
Paid-in capital                                                     $  217,332,360
Undistributed net investment income                                      9,129,268
Accumulated net realized gain                                               59,595
Net unrealized appreciation (depreciation) on:
  Investments                                                            5,495,263
  Futures contracts                                                         (7,734)
                                                                    --------------
NET ASSETS                                                          $  232,008,752
                                                                    ==============
CLASS A:
Net assets                                                          $  122,392,409
Shares outstanding                                                      10,930,058
                                                                    ==============
Net asset value per share                                           $        11.20
                                                                    ==============
CLASS B:
Net assets                                                          $  109,616,343
Shares outstanding                                                       9,855,781
                                                                    ==============
Net asset value per share                                           $        11.12
                                                                    ==============

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Liberty Federal Securities Fund, Variable Series
For the Year Ended December 31, 2003

INVESTMENT INCOME:
Interest                                                                           $     9,085,382
Dollar roll fee income                                                                   2,611,257
                                                                                   ---------------
   Total Investment Income                                                              11,696,639
                                                                                   ---------------
EXPENSES:
Investment advisory fee                                                                    956,165
Administration fee                                                                         358,562
Distribution fee--Class B                                                                  268,593
Transfer agent fee                                                                           7,500
Pricing and bookkeeping fees                                                                97,315
Trustees' fees                                                                              12,943
Custody fee                                                                                 28,992
Other expenses                                                                             105,019
                                                                                   ---------------
   Total Expenses                                                                        1,835,089
Fees reimbursed by Distributor--Class B                                                    (10,066)
                                                                                   ---------------
   Net Expenses                                                                          1,825,023
                                                                                   ---------------
Net Investment Income                                                                    9,871,616
                                                                                   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS:
Net realized gain (loss) on:
   Investments                                                                             720,805
   Futures contracts                                                                      (227,559)
                                                                                   ---------------
     Net realized gain                                                                     493,246
                                                                                   ---------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                                          (4,807,622)
   Futures contracts                                                                        77,024
                                                                                   ---------------
     Net change in unrealized appreciation/depreciation                                 (4,730,598)
                                                                                   ---------------
Net Loss                                                                                (4,237,352)
                                                                                   ---------------
Net Increase in Net Assets from Operations                                         $     5,634,264
                                                                                   ===============

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Liberty Federal Securities Fund, Variable Series

                                                                                 YEAR ENDED          YEAR ENDED
                                                                                DECEMBER 31,        DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                                  2003                2002
----------------------------------                                            ----------------    ----------------
OPERATIONS:
Net investment income                                                         $      9,871,616    $      8,005,123
Net realized gain on investments and futures contracts                                 493,246           2,774,759
Net change in unrealized appreciation/depreciation on investments and
   futures contracts                                                                (4,730,598)          7,193,833
                                                                              ----------------    ----------------
        Net Increase from Operations                                                 5,634,264          17,973,715
                                                                              ----------------    ----------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
   Class A                                                                          (5,108,886)         (4,876,880)
   Class B                                                                          (4,100,433)         (2,478,958)
                                                                              ----------------    ----------------
   Total Distributions Declared to Shareholders                                     (9,209,319)         (7,355,838)
                                                                              ----------------    ----------------
SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                                     9,189,086          27,971,432
   Proceeds received in connection with merger                                      20,365,187                  --
   Distributions reinvested                                                          5,108,886           4,876,880
   Redemptions                                                                     (36,414,475)        (22,614,928)
                                                                              ----------------    ----------------
        Net Increase (Decrease)                                                     (1,751,316)         10,233,384
                                                                              ----------------    ----------------
Class B:
   Subscriptions                                                                    26,640,687          54,512,916
   Distributions reinvested                                                          4,100,433           2,478,958
   Redemptions                                                                     (22,022,925)         (8,937,222)
                                                                              ----------------    ----------------
        Net Increase                                                                 8,718,195          48,054,652
                                                                              ----------------    ----------------
Net Increase from Share Transactions                                                 6,966,879          58,288,036
                                                                              ----------------    ----------------
Total Increase in Net Assets                                                         3,391,824          68,905,913
NET ASSETS:
Beginning of period                                                                228,616,928         159,711,015
                                                                              ----------------    ----------------
End of period (including undistributed net investment income of
  $9,129,268 and $8,265,049, respectively)                                    $    232,008,752    $    228,616,928
                                                                              ================    ================
CHANGES IN SHARES:
Class A:
   Subscriptions                                                                       816,743           2,555,228
   Issued in connection with merger                                                  1,854,753                  --
   Issued for distributions reinvested                                                 460,675             470,741
   Redemptions                                                                      (3,274,930)         (2,074,589)
                                                                              ----------------    ----------------
        Net Increase (Decrease)                                                       (142,759)            951,380
                                                                              ----------------    ----------------
Class B:
   Subscriptions                                                                     2,398,556           5,022,381
   Issued for distributions reinvested                                                 371,416             240,442
   Redemptions                                                                      (1,998,655)           (815,987)
                                                                              ----------------    ----------------
        Net Increase                                                                   771,317           4,446,836
                                                                              ----------------    ----------------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Liberty Federal Securities Fund, Variable Series / December 31, 2003

NOTE 1. ORGANIZATION

Liberty Federal Securities Fund, Variable Series (the "Fund"), a series of SteinRoe Variable Investment Trust (the "Trust") is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   INVESTMENT GOAL--The Fund seeks the highest possible level of current income consistent with the safety of principal and maintenance of liquidity.

   FUND SHARES--The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.


NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION--Debt securities generally are valued by a pricing service approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

   SECURITY TRANSACTIONS--Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   FUTURES CONTRACTS--The Fund may invest in municipal and U.S. Treasury futures contracts. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, Inc. of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin payable or receivable and offset in unrealized gains or losses. The Fund also identifies portfolio securities as segregated with the custodian in a separate account in an amount equal to the futures contract. The Fund recognizes a realized gain or loss when the contract is closed or expires.

   REPURCHASE AGREEMENTS--The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   MORTGAGE DOLLAR ROLL TRANSACTIONS--The Fund may enter into mortgage dollar roll transactions. A mortgage dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase substantially similar securities at an agreed upon price and date. During the period between the sale and repurchase, the Fund will not be entitled to accrue interest and receive principal payment on the securities sold. Mortgage dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of the securities under a mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the transaction may be restricted pending a determination by or with respect to the other party. The Fund identifies U.S. Government securities or other liquid high-grade debt obligations as segregated with the custodian in an amount equal to the mortgage dollar roll transactions.

   DELAYED DELIVERY SECURITIES--The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies cash or liquid portfolio securities as segregated with the custodian in an amount equal to the delayed delivery commitment.

   INCOME RECOGNITION--Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities.

   DETERMINATION OF CLASS NET ASSET VALUES--All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

   FEDERAL INCOME TAX STATUS--The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

   DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually. Income and capital gains dividends are determined in accordance with income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.


NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2003, permanent differences resulting primarily from differing treatments for discount accretion/premium amortization on debt securities, deferral of losses from wash sales, non-deductible expenses from the merger and paydowns were identified and reclassified among the components of the Fund's net assets as follows:

   UNDISTRIBUTED
   NET INVESTMENT        ACCUMULATED          PAID-IN
      INCOME          NET REALIZED GAIN       CAPITAL
   --------------     -----------------       -------
    $ 201,922           $ (203,435)           $ 1,513

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2003 and December 31, 2002 was as follows:

                                  DECEMBER 31,  DECEMBER 31,
                                     2003          2002
                                  ------------  ------------
Distributions paid from:
       Ordinary Income*           $ 9,209,319   $ 7,355,838
       Long-Term Capital Gains             --            --

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

   UNDISTRIBUTED       UNDISTRIBUTED
     ORDINARY            LONG-TERM        NET UNREALIZED
      INCOME           CAPITAL GAINS       APPRECIATION*
   -------------       -------------      --------------
   $ 11,037,815             $ --            $ 3,833,627

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales and discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at December 31, 2003, based on cost of investments for federal income tax purposes was:

     Unrealized appreciation               $  5,319,109
     Unrealized depreciation                 (1,477,748)
                                           ------------
       Net unrealized appreciation         $  3,841,361
                                           ============

Capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. As of December 31, 2003, the Fund had no capital loss carryforwards.

Capital loss carryforwards of $119,047 were utilized and/or expired during the year ended December 31, 2003 for the Fund. Any capital loss carryforwards acquired as part of a merger that are permanently lost due to provisions under Internal Revenue Code are included as being expired. Expired capital loss carryfowards are recorded as a reduction of paid-in capital.


NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

   INVESTMENT ADVISOR MERGER--On April 1, 2003, Stein Roe & Farnham Incorporated, the previous investment advisor to the Fund, merged into Columbia Management Advisors, Inc. ("Columbia"), formerly known as Columbia Management Co., an indirect, wholly owned subsidiary of FleetBoston Financial Corporation. As a result of the merger, Columbia now serves as the Fund's investment advisor. The merger did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

   INVESTMENT ADVISORY FEE--Columbia is the investment advisor to the Fund and receives a monthly fee based on the Fund's average daily net assets at the following annual rates:

AVERAGE DAILY NET ASSETS                       FEE RATE
------------------------                       --------
First $1 billion                                 0.40%
Next $1 billion                                  0.35%
Over $2 billion                                  0.30%

Prior to November 1, 2003, Columbia received a monthly investment advisory fee at the annual rate of 0.40% of the Fund's average daily net assets.

For the year ended December 31, 2003, the Fund's effective investment advisory fee rate was 0.40%.

   ADMINISTRATION FEE--Columbia provides administrative and other services for a monthly fee, at the annual rate of 0.15% of the Fund's average daily net assets.

   PRICING AND BOOKKEEPING FEES--Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services. For the year ended December 31, 2003, the effective pricing and bookkeeping fee rate was 0.041%.

   TRANSFER AGENT FEE--Columbia Funds Services, Inc. (the "Transfer Agent"), formerly Liberty Funds Services, Inc., an affiliate of Columbia, provides shareholder services for a monthly fee at an annual rate of $7,500.

Effective October 13, 2003, Liberty Funds Services, Inc. changed its name to Columbia Funds Services, Inc.

   DISTRIBUTION FEES--Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. Prior to October 13, 2003, Columbia Funds Distributor, Inc. was known as Liberty Funds Distributor, Inc. The Fund has adopted a 12b-1 plan which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of Class B average daily net assets.

   FEE WAIVERS--Columbia has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) would not exceed 0.70% annually of the Fund's average daily net assets. The Distributor has voluntarily agreed to reimburse the Fund's Class B distribution fee in excess of 0.20% when the total operating expenses of the Fund applicable to Class B shares, including distribution fees, are in excess of 0.90% annually of the Class B average daily net assets. Columbia or the Distributor, at their discretion, may revise or discontinue this arrangement any time.

   CUSTODY CREDITS--The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended December 31, 2003, there were no such credits.

   FEES PAID TO OFFICERS AND TRUSTEES--The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.


NOTE 5. PORTFOLIO INFORMATION

   PURCHASES AND SALES OF SECURITIES--For the year ended December 31, 2003, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $68,476,793 and $88,621,878, respectively, of which $62,018,403 and $84,576,221 were U.S. Government securities, respectively.


NOTE 6. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

   LEGAL PROCEEDINGS--Columbia, the Distributor and certain of their affiliates (collectively, "the Columbia Group") have received information requests and subpoenas from various regulatory authorities, including the Securities and Exchange Commission ("SEC") and the New York Attorney General, in connection with their investigations of late trading and market timing in mutual funds. The Columbia Group has not uncovered any instances where Columbia or the Distributor was knowingly involved in late trading of mutual fund shares. The Columbia Group has identified a limited number of investors who had informal arrangements for trading certain Columbia Fund shares between 1998 and 2003. A substantial majority of the trading had ended by October 2002. None of these arrangements exists today. Information relating to those trading arrangements has been supplied to various regulatory authorities. To the extent that any Columbia Fund, whose shares were involved in those trading activities, was harmed by them, the Columbia Group has undertaken to reimburse such fund.

The SEC staff has issued notices to the effect that it has made a preliminary determination to recommend that the SEC bring civil enforcement actions, including injunctive proceedings, against Columbia and the Distributor, alleging that they have violated certain provisions of the federal securities laws. The Columbia Group believes that those allegations are based principally on the trading arrangements referred to above. Columbia and the Distributor are engaged in discussions with the SEC staff in an effort to reach a satisfactory resolution of these matters. However, there can be no assurance that such a resolution will be reached. Any potential resolution of these matters may include, but not be limited to, sanctions, financial penalties, damages or injunctions regarding Columbia or the Distributor, and structural changes in the conduct of their business.

Although the Columbia Group does not believe that these regulatory developments or their resolution will have a material adverse effect on the Columbia Funds, or on the ability of Columbia and the Distributor to provide services to the Columbia Funds, there can be no assurance that these matters or any adverse publicity or other developments resulting from them will not result in increased redemptions or reduced sales of Columbia Fund shares, which could increase transactions costs or operating expenses, or other consequences for the Columbia Funds.


NOTE 7. BUSINESS COMBINATIONS AND MERGERS

   FUND MERGERS--On April 7, 2003, the Galaxy VIP Quality Plus Bond Fund, previously a single class fund of Galaxy VIP Fund, a separate Massachusetts business trust, merged into the Fund's Class A shares. The Fund received a tax-free transfer of assets from the Galaxy VIP Quality Plus Bond Fund as follows:

      SHARES             NET ASSETS           UNREALIZED
      ISSUED              RECEIVED          APPRECIATION(1)
      ------             ----------         ---------------
     1,854,753          $ 20,365,187          $ 1,020,254

                         NET ASSETS
                        OF GALAXY VIP       NET ASSETS
    NET ASSETS          QUALITY PLUS          OF THE
      OF THE              BOND FUND            FUND
       FUND              IMMEDIATELY        IMMEDIATELY
     PRIOR TO             PRIOR TO             AFTER
    COMBINATION          COMBINATION        COMBINATION
    -----------         -------------       -----------
  $ 231,382,451         $ 20,365,187       $ 251,747,638

(1) Unrealized appreciation is included in the Net Assets Received amount shown above.

FINANCIAL HIGHLIGHTS
Liberty Federal Securities Fund, Variable Series--Class A

Selected data for a share outstanding throughout each period is as follows:

                                                                           YEAR ENDED DECEMBER 31,
                                                 -----------------------------------------------------------------------------
                                                    2003            2002            2001              2000            1999
                                                 -----------     -----------     -----------       -----------     -----------
NET ASSET VALUE, BEGINNING OF PERIOD             $     11.37     $     10.84     $     10.76       $     10.35     $     10.79
                                                 -----------     -----------     -----------       -----------     -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                               0.48            0.47            0.56(b)           0.66            0.66
Net realized and unrealized gain (loss) on
  investments and futures contracts                    (0.18)           0.55            0.17(b)           0.40           (0.55)
                                                 -----------     -----------     -----------       -----------     -----------
     Total from Investment Operations                   0.30            1.02            0.73              1.06            0.11
                                                 -----------     -----------     -----------       -----------     -----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                             (0.47)          (0.49)          (0.65)            (0.65)          (0.55)
                                                 -----------     -----------     -----------       -----------     -----------
NET ASSET VALUE, END OF PERIOD                   $     11.20     $     11.37     $     10.84       $     10.76     $     10.35
                                                 ===========     ===========     ===========       ===========     ===========
Total return (c)(d)                                     2.64%           9.85%           7.03%            10.83%           1.08%
RATIOS TO AVERAGE NET ASSETS:
Expenses (e)                                            0.66%           0.66%           0.70%             0.63%           0.64%(f)
Net investment income (e)                               4.23%           4.27%           5.23%(b)          6.52%           6.29%(f)
Portfolio turnover rate                                   47%             69%             36%               43%             28%(g)
Net assets, end of period (000's)                $   122,392     $   125,946     $   109,724       $   105,064     $   105,898

(a) Per share data was calculated using average shares outstanding during the period.
(b) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change, for the year ended December 31, 2001, was to decrease the ratio of net investment income to average net assets from 5.26% to 5.23%. The impact to net investment income and net realized and unrealized gain per shares was less than $0.01. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(c)  Total return at net asset value assuming all distributions reinvested.
(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(f) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of three basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the current fiscal year without the reduction.
(g)  Portfolio turnover includes dollar roll transactions.

REPORT OF INDEPENDENT AUDITORS

To the Trustees of SteinRoe Variable Investment Trust and the
Class A Shareholders of Liberty Federal Securities Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Liberty Federal Securities Fund, Variable Series (the "Fund") (a series of SteinRoe Variable Investment Trust) at December 31, 2003, and the results of its operations, the changes in its net assets and the Class A financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2004

PORTFOLIO MANAGER'S DISCUSSION
Liberty Money Market Fund, Variable Series / December 31, 2003

Liberty Money Market Fund, Variable Series seeks maximum current income, consistent with capital preservation and the maintenance of liquidity.

Karen M. Arneil, CFA, has been the fund's portfolio manager since 2002. She has managed other funds for Columbia Management Advisors, Inc. and its predecessors since 1996.

The fund slightly outperformed its peer group primarily because it held more longer-term securities in the first half of the year as interest rates declined. The fund's modest return--and returns from all money market funds--reflected the historically low yields on short-term Treasury securities throughout the past six months. In late June, the Federal Reserve cut the federal funds rate from 1.25% to just 1.00%, its lowest level in over 45 years. The federal funds rate is the rate at which member banks loan money to each other.

OPPORTUNITIES IN FLOATING RATE NOTES
To boost returns in a low-yield environment, the fund greatly increased its exposure to floating rate notes, which now account for over half the portfolio. Floating rate securities can take the form of corporate debt, taxable municipal securities or the debt of federal agencies, such as Fannie Mae and Freddie Mac. The interest rates of these securities are pegged to the London Inter-Bank Offer Rate (LIBOR), a characteristic that has given floating rate notes a yield advantage over comparable fixed-rate securities in the current environment. The fund's move into agency securities was also prompted by the market's response to Freddie Mac's well-publicized accounting irregularities during the summer of 2003. Yields on agency securities, which generally carry very limited credit risk, were temporarily pushed as high as corporate yields, creating a buying opportunity that we took advantage of early in the third quarter.

FROM BARBELLS TO LADDERS
For most of the year, the fund maintained a barbell structure, splitting its investments between securities maturing in under three months and securities with maturities of one year. We used short-term securities to maintain liquidity while the longer-term securities provided the potential for higher yields. As the economy strengthened in the fall, we moved to a more laddered approach. Instead of focusing on either end of the maturity spectrum, we invested in securities with maturities at each point on the spectrum. This laddered structure gave the portfolio a lower weighted average maturity, which did not figure materially in the fund's return during the period. However, it should provide us with more flexibility if interest rates move higher.

FUND POSITIONED TO RESPOND TO HIGHER RATES IN 2004
Recent economic data suggest that the economic recovery has staying power and inflation remains relatively low. However, we expect the Federal Reserve Board to sit on the sidelines well into 2004. At some point, we expect continuing economic strength will push interest rates slightly higher. By reducing the fund's exposure to longer maturities, we believe that we are positioned to reinvest at higher rates when the opportunity arises.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 Per share, it is possible to lose money by investing in the fund.

PERFORMANCE INFORMATION
Liberty Money Market Fund, Variable Series / December 31, 2003

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2003(%)

                                      1-YEAR   5-YEAR   10-YEAR
---------------------------------------------------------------
The Fund (1/1/89)                      0.69     3.26     4.10
Lipper Money Market
  Category average                     0.64     3.28     4.12

Inception date of the fund is in parentheses.

NET ASSET VALUE PER SHARE ($)            12/31/02      12/31/03
---------------------------------------------------------------
The Fund                                  1.00          1.00

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PROVIDED. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

Total return performance includes changes in share price and reinvestment of all distributions. Lipper, Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

INVESTMENT PORTFOLIO
Liberty Money Market Fund, Variable Series / December 31, 2003

                                                         PAR           VALUE (a)
                                                     ------------   --------------
BANK NOTES--4.5%
Bank One Corp., NA, IL
   1.180% 04/13/04 (b)
   (cost of $9,002,166)                              $  9,000,000   $    9,002,166
                                                                    --------------

CERTIFICATES OF DEPOSIT--8.9%
Canadian Imperial Bank of Canada,
   1.183% 12/15/04 (b)                                  7,000,000        7,000,000
First Tennessee Bank,
   1.109% 02/04/04 (b)                                  5,700,000        5,699,904
Rabobank Nederland N.V.,
   1.330% 04/19/04                                      5,000,000        5,000,000
                                                                    --------------
TOTAL CERTIFICATES OF DEPOSIT
   (cost of $17,699,904)                                                17,699,904
                                                                    --------------

COMMERCIAL PAPER--10.5% (c)
Amstel Funding Corp.,
   1.100% 02/17/04 (d)                                  7,000,000        6,989,947
Govco Inc.,
   1.100% 01/20/04 (d)                                  4,000,000        3,997,678
Grampian Funding LLC,
   1.100% 01/07/04 (d)                                  1,000,000          999,817
Preferred Receivables Funding Corp.,
   1.090% 01/15/04 (d)                                  5,000,000        4,997,880
Shell Finance (UK) Plc,
   1.100% 01/02/04 (d)                                  4,000,000        3,997,555
                                                                    --------------
TOTAL COMMERCIAL PAPER
   (cost of $20,982,877)                                                20,982,877
                                                                    --------------

CORPORATE BONDS--21.2%
American Express Corp.:
   1.200% 03/05/04 (b)                                  5,000,000        5,000,000
   1.169% 07/19/04 (b)(e)                               3,000,000        3,000,000
American Honda Finance Corp.,
   1.300% 07/15/04 (b)(e)                               5,000,000        5,005,188
Autumn House at Powder Mill, Inc.,
   (LOC: SunTrust Bank)
   1.250% 02/01/28 (b)                                  2,000,000        2,000,000
BankUnited FSB,
   (LOC: FHLB)
   5.400% 02/02/04                                      1,000,000        1,003,478
Citigroup, Inc.
   1.400% 03/09/04 (b)                                  8,000,000        8,004,340
Destiny Manufacturing, Inc.
   (LOC: Fifththird Bank)
   1.250% 09/01/13 (b)                                  3,115,000        3,115,000
Engine Parts Warehouse,
   (LOC: Fifth Third Bank)
   1.250% 11/01/21 (b)(d)                               3,690,000        3,690,000
General Electric Capital Corp.
   1.230% 09/16/04 (b)                                  5,000,000        5,004,423
Grand Rapids Christian School,
   (LOC: Fifth Third Bank)
   1.250% 09/01/28 (b)                                  1,000,000        1,000,000
JTJ Group LLC,
   (LOC: Fifth Third Bank)
   1.250% 12/01/33 (b)                               $  1,600,000   $    1,600,000
Morgan Stanley & Co., Inc.
   1.151% 12/29/04 (b)                                  4,000,000        4,000,000
                                                                    --------------
TOTAL CORPORATE BONDS
   (cost of $42,422,429)                                                42,422,429
                                                                    --------------

MUNICIPAL BONDS--11.5%
Collier County Florida, IDA,
   Healthcare Facilities, Revenue Bonds,
   (LOC: Wachovia Bank)
   1.250% 11/01/19 (b)                                    800,000          800,000
Fairview Hospital Healthcare &
   Services, MN,
   (FSA INS)/(SPA: U.S. Bank)
   1.160% 11/01/15 (b)                                    600,000          600,000
Florida Housing Financial Corp.,
   Revenue Bonds,
   (FSA INS/Dexia Credit Local)
   1.160% 01/01/47 (b)                                  1,600,000        1,600,000
Indiana Health Facilities Finance
   Authority, Revenue Bonds,
   (LOC: Wells Fargo Bank)
   1.300% 06/01/12 (b)                                    900,000          900,000
New Jersey Economic Development
   Authority, State Pension Funding,
   (FSA INS)/(SPA:
   Dexia Credit Local)
   1.250% 02/15/29 (b)                                  9,000,000        9,000,000
State of Texas, Public Finance
   Authority, Revenue Bonds,
   1.140% 02/10/04 (b)                                  7,000,000        7,000,000
University Of Cincinnati, Ohio,
   General Receipts, Revenue Bonds,
   (MBIA INS)
   5.680% 06/01/04                                      1,000,000        1,018,407
Washington State Housing Finance
   Commision, Revenue Bonds,
   (LOC: Wells Fargo Bank)
   1.200% 11/01/35 (b)                                  1,960,000        1,960,000
                                                                    --------------
TOTAL MUNICIPAL BONDS
   (cost of $22,878,407)                                                22,878,407
                                                                    --------------

U.S. GOVERNMENT AGENCIES--42.6%
Federal Home Loan Bank:
   4.875% 04/16/04                                      8,000,000        8,081,429
   3.375% 06/15/04                                      5,000,000        5,050,756
   1.076% 04/19/05 (b)                                 10,000,000        9,996,122
   1.061% 04/25/05 (b)                                  3,000,000        2,998,413
Federal Home Loan Mortgage Corp.:
   5.250% 02/15/04                                      1,000,000        1,004,758
   1.110% 10/07/05 (b)                                 10,000,000       10,000,000
   1.125% 11/07/05 (b)                                  2,000,000        2,000,000

                       See Notes to Investment Portfolio.

                                                         PAR           VALUE (a)
                                                     ------------   --------------
Discount Note:
   1.145% 04/02/04 (c)                               $  1,000,000   $      997,074
   1.040% 05/20/04 (c)                                  3,200,000        3,187,058
   1.290% 08/12/04 (c)                                 10,000,000        9,919,733
Federal National
   Mortgage Association:
   1.610% 12/30/04                                      5,000,000        5,000,000
   1.100% 03/23/05 (b)                                 15,000,000       14,996,307
Discount Note:
   1.300% 01/09/04 (c)                                  2,000,000        1,999,422
   1.130% 02/25/04 (c)                                  5,000,000        4,991,368
   1.040% 05/28/04 (c)                                  2,500,000        2,489,311
   1.090% 06/25/04 (c)                                  2,500,000        2,486,678
                                                                    --------------
TOTAL U.S. GOVERNMENT AGENCIES
   (cost of $85,198,429)                                                85,198,429
                                                                    --------------

REPURCHASE AGREEMENT--0.5%
Repurchase agreement with
   State Street Bank & Trust Co.,
   dated 12/31/03, due 01/02/04 at
   0.900%, collateralized by a
   Federal Home Loan Bank Note
   maturing 06/17/05, market
   value $1,051,364
   (repurchase proceeds
   $1,030,052)
   (cost of $1,030,000)                                 1,030,000        1,030,000
                                                                    --------------
TOTAL INVESTMENTS--99.7%
   (cost of $199,214,212) (f)                                          199,214,212
                                                                    --------------
OTHER ASSETS & LIABILITIES, NET--0.3%                                      678,537
                                                                    --------------
NET ASSETS--100.0%                                                  $  199,892,749
                                                                    ==============

NOTES TO INVESTMENT PORTFOLIO:
(a)  See Note 1.
(b) Interest rates on variable rate securities change periodically. The rate listed is as of December 31, 2003.
(c) The interest rates listed reflect the effective rate at the date of purchase.
(d) Represents private placement securities exempt from registration by Section 4(2) of the Securities Act of 1933. These securities generally are issued to investors who agree that they are purchasing the securities for investments and not for public distribution. Any resale by the Fund must be in an exempt transaction, normally to other institutional investors. At December 31, 2003, the aggregate amortized cost of the Fund's private placement securities was $24,672,877, which represents 12.3% of net assets. None of these securities were deemed illiquid.
(e) This security is exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, the value of these securities amounted to $8,005,188, which represents 4.0% of net assets.
(f) Cost for both financial statement and federal income tax purposes is the same.

         ACRONYM              NAME
         -------              ----
           FHLB      Federal Home Loan Bank
           FSA       Financial Security Assurance
           IDA       Industrial Development Authority
           INS       Insured
           LOC       Letter of Credit
           MBIA      Municipal Bond Insurance Association
           SPA       Stand-by Purchase Agreement

                       See Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES
Liberty Money Market Fund, Variable Series / December 31, 2003

ASSETS:
Investments, at amortized cost approximating value                                 $   199,214,212
Cash                                                                                         3,004
Receivable for:
   Fund shares sold                                                                        522,322
   Interest                                                                                374,204
Deferred Trustees' compensation plan                                                         5,667
Other assets                                                                                 2,996
                                                                                   ---------------
     TOTAL ASSETS                                                                      200,122,405
                                                                                   ---------------
LIABILITIES:
Payable for:
   Fund shares repurchased                                                                  88,409
   Investment advisory fee                                                                  56,198
   Administration fee                                                                       25,272
   Transfer agent fee                                                                          625
   Pricing and bookkeeping fees                                                              3,405
   Trustees' fees                                                                              110
   Audit fee                                                                                26,240
   Custody fee                                                                                 342
   Reports to shareholders                                                                  23,388
Deferred Trustees' fees                                                                      5,667
                                                                                   ---------------
     TOTAL LIABILITIES                                                                     229,656
                                                                                   ---------------
NET ASSETS                                                                         $   199,892,749
                                                                                   ===============
COMPOSITION OF NET ASSETS:
Paid-in capital                                                                    $   199,884,068
Undistributed net investment income                                                          8,745
Accumulated net realized loss                                                                  (64)
                                                                                   ---------------
NET ASSETS                                                                         $   199,892,749
                                                                                   ===============
Shares outstanding                                                                     199,927,482
                                                                                   ===============
Net asset value per share                                                          $          1.00
                                                                                   ===============

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Liberty Money Market Fund, Variable Series
For the Year Ended December 31, 2003

INVESTMENT INCOME:
Interest                                                                           $     2,949,174
                                                                                   ---------------
EXPENSES:
Investment advisory fee                                                                    841,134
Administration fee                                                                         360,486
Transfer agent fee                                                                           7,500
Pricing and bookkeeping fees                                                                73,006
Trustees' fees                                                                              13,525
Custody fee                                                                                 12,208
Other expenses                                                                              85,940
                                                                                   ---------------
   Total Expenses                                                                        1,393,799
Fees and expenses waived or reimbursed by Investment Advisor                              (104,339)
Custody earnings credit                                                                       (682)
                                                                                   ---------------
   Net Expenses                                                                          1,288,778
                                                                                   ---------------
Net Investment Income                                                                    1,660,396
                                                                                   ---------------
NET REALIZED LOSS ON INVESTMENTS:
Net realized loss on investments                                                               (44)
                                                                                   ---------------
Net Increase in Net Assets from Operations                                         $     1,660,352
                                                                                   ===============

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Liberty Money Market Fund, Variable Series

                                                                                 YEAR ENDED          YEAR ENDED
                                                                                DECEMBER 31,        DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                                  2003                2002
----------------------------------                                            ----------------    ----------------
OPERATIONS:
Net investment income                                                         $      1,660,396    $      3,281,299
Net realized loss on investments                                                           (44)                 --
                                                                              ----------------    ----------------
        Net Increase from Operations                                                 1,660,352           3,281,299
                                                                              ----------------    ----------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
   From net investment income                                                       (1,651,340)         (3,321,856)
                                                                              ----------------    ----------------
SHARE TRANSACTIONS:
   Subscriptions                                                                   234,955,322         708,951,720
   Proceeds received in connection with merger                                      14,534,445                  --
   Distributions reinvested                                                          1,651,340           3,321,856
   Redemptions                                                                    (310,160,097)       (720,315,374)
                                                                              ----------------    ----------------
Net Decrease from Share Transactions                                               (59,018,990)         (8,041,798)
                                                                              ----------------    ----------------
Total Decrease in Net Assets                                                       (59,009,978)         (8,082,355)
NET ASSETS:
Beginning of period                                                                258,902,727         266,985,082
                                                                              ----------------    ----------------
End of period (including undistributed net investment income of
   $8,745 and $--, respectively)                                              $    199,892,749    $    258,902,727
                                                                              ================    ================
CHANGES IN SHARES:
   Subscriptions                                                                   234,957,547         708,951,720
   Issued in connection with merger                                                 14,534,816                  --
   Issued for distributions reinvested                                               1,651,340           3,321,856
   Redemptions                                                                    (310,160,097)       (720,313,147)
                                                                              ----------------    ----------------
        Net Decrease                                                               (59,016,394)         (8,039,571)
                                                                              ----------------    ----------------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Liberty Money Market Fund, Variable Series / December 31, 2003

NOTE 1. ORGANIZATION

Liberty Money Market Fund, Variable Series (formerly Stein Roe Money Market Fund, Variable Series) (the "Fund"), a series of SteinRoe Variable Investment Trust (the "Trust") is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   INVESTMENT GOAL--The Fund seeks maximum current income consistent with capital preservation and the maintenance of liquidity.

   FUND SHARES--The Fund may issue an unlimited number of shares. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION--Securities in the Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act provided certain conditions are met. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

   SECURITY TRANSACTIONS--Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   REPURCHASE AGREEMENTS--The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   INCOME RECOGNITION--Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities.

   FEDERAL INCOME TAX STATUS--The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

   DISTRIBUTIONS TO SHAREHOLDERS--Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income and capital gains dividends are determined in accordance with income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2003, permanent differences resulting primarily from differing treatments for non-deductible expenses from the merger and distribution reclassifications were identified and reclassified among the components of the Fund's net assets as follows:

    UNDISTRIBUTED         ACCUMULATED NET     PAID-IN
NET INVESTMENT INCOME      REALIZED LOSS      CAPITAL
---------------------     ---------------     -------
      $ (311)                 $ (20)           $ 331

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2003 and December 31, 2002 was as follows:

                                 DECEMBER 31,    DECEMBER 31,
                                    2003            2002
                                 -----------     ------------
Distributions paid from:
     Ordinary Income*            $ 1,651,340     $ 3,321,856

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

                        UNDISTRIBUTED
                          ORDINARY
                           INCOME
                        -------------
                          $ 12,619

POST-OCTOBER LOSSES--Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2003, post-October capital losses of $64 attributed to security transactions were deferred to January 1, 2004.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

INVESTMENT ADVISOR MERGER--On April 1, 2003, Stein Roe & Farnham Incorporated, the previous investment advisor to the Fund, merged into Columbia Management Advisors, Inc. ("Columbia"), formerly known as Columbia Management Co., an indirect, wholly owned subsidiary of FleetBoston Financial Corporation. As a result of the merger, Columbia now serves as the Fund's investment advisor. The merger did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

   INVESTMENT ADVISORY FEE--Columbia is the investment advisor to the Fund and receives a monthly fee based on the Fund's average daily net assets at the following annual rates:

AVERAGE DAILY NET ASSETS                     FEE RATE
------------------------                     --------
First $500 million                            0.35%
Next $500 million                             0.30%
Over $1 billion                               0.25%

Prior to November 1, 2003, Columbia received a monthly investment advisory fee at the annual rate of 0.35% of the Fund's average daily net assets.

For the period July 1, 2003 through October 31, 2003, Columbia waived investment advisory fees by 0.13% annually of the Fund's average daily net assets.

For the year ended December 31, 2003, the Fund's effective investment advisory fee rate was 0.31%.

   ADMINISTRATION FEE--Columbia provides administrative and other services for a monthly fee, at the annual rate of 0.15% of the Fund's average daily net assets.

   PRICING AND BOOKKEEPING FEES--Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services. For the year ended December 31, 2003, the effective pricing and bookkeeping fee rate was 0.030%.

   TRANSFER AGENT FEE--Columbia Funds Services, Inc. (the "Transfer Agent"), formerly Liberty Funds Services, Inc., an affiliate of Columbia, provides shareholder services for a monthly fee at an annual rate of $7,500.

Effective October 13, 2003, Liberty Funds Services, Inc. changed its name to Columbia Funds Services, Inc.

   FEE WAIVERS--Columbia has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) would not exceed 0.65% annually of the Fund's average daily net assets.

   CUSTODY CREDITS--The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

   FEES PAID TO OFFICERS AND TRUSTEES--The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 5. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

   LEGAL PROCEEDINGS--Columbia, the Distributor and certain of their affiliates (collectively, "the Columbia Group") have received information requests and subpoenas from various regulatory authorities, including the Securities and Exchange Commission ("SEC") and the New York Attorney General, in connection with their investigations of late trading and market timing in mutual funds. The Columbia Group has not uncovered any instances where Columbia or the Distributor was knowingly involved in late trading of mutual fund shares. The Columbia Group has identified a limited number of investors who had informal arrangements for trading certain Columbia Fund shares between 1998 and 2003. A substantial majority of the trading had ended by October 2002. None of these arrangements exists today. Information relating to those trading arrangements has been supplied to various regulatory authorities. To the extent that any Columbia Fund, whose shares were involved in those trading activities, was harmed by them, the Columbia Group has undertaken to reimburse such fund.

The SEC staff has issued notices to the effect that it has made a preliminary determination to recommend that the SEC bring civil enforcement actions, including injunctive proceedings, against Columbia and the Distributor, alleging that they have violated certain provisions of the federal securities laws. The Columbia Group believes that those allegations are based principally on the trading arrangements referred to above. Columbia and the Distributor are engaged in discussions with the SEC staff in an effort to reach a satisfactory resolution of these matters. However, there can be no assurance that such a resolution will be reached. Any potential resolution of these matters may include, but not be limited to, sanctions, financial penalties, damages or injunctions regarding Columbia or the Distributor, and structural changes in the conduct of their business.

Although the Columbia Group does not believe that these regulatory developments or their resolution will have a material adverse effect on the Columbia Funds, or on the ability of Columbia and the Distributor to provide services to the Columbia Funds, there can be no assurance that these matters or any adverse publicity or other developments resulting from them will not result in increased redemptions or reduced sales of Columbia Fund shares, which could increase transactions costs or operating expenses, or other consequences for the Columbia Funds.

NOTE 6. BUSINESS COMBINATIONS AND MERGERS

   FUND MERGERS--On April 7, 2003, Galaxy VIP Money Market Fund, previously a fund of the Galaxy VIP Fund, a separate Massachusetts business trust, merged into the Stein Roe Money Market Fund, Variable Series. Stein Roe Money Market Fund, Variable Series received a tax-free transfer of assets from Galaxy VIP Money Market Fund as follows:

     SHARES                                   NET ASSETS
     ISSUED                                    RECEIVED
   ---------                                --------------
   14,534,816                                $ 14,534,445

                                                NET ASSETS
      NET ASSETS            NET ASSETS         OF STEIN ROE
     OF STEIN ROE         OF GALAXY VIP      MONEY MARKET FUND,
     MONEY MARKET       MONEY MARKET FUND     VARIABLE SERIES
FUND, VARIABLE SERIES      IMMEDIATELY          IMMEDIATELY
       PRIOR TO             PRIOR TO               AFTER
     COMBINATION           COMBINATION          COMBINATION
---------------------   -----------------   -------------------
    $ 256,836,286         $ 14,534,445        $ 271,370,731

Also on April 7, 2003, subsequent to the merger described above, Stein Roe Money Market Fund, Variable Series was renamed the Liberty Money Market Fund, Variable Series.

FINANCIAL HIGHLIGHTS
Liberty Money Market Fund, Variable Series

Selected data for a share outstanding throughout each period is as follows:

                                                                           YEAR ENDED DECEMBER 31,
                                                 --------------------------------------------------------------------------
                                                    2003            2002            2001           2000            1999
                                                 -----------     -----------     -----------    -----------     -----------
NET ASSET VALUE, BEGINNING OF PERIOD             $     1.000     $     1.000     $     1.000    $     1.000     $     1.000
                                                 -----------     -----------     -----------    -----------     -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                              0.007           0.012           0.036          0.059           0.047
                                                 -----------     -----------     -----------    -----------     -----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                            (0.007)         (0.012)         (0.036)        (0.059)         (0.047)
                                                 -----------     -----------     -----------    -----------     -----------
NET ASSET VALUE, END OF PERIOD                   $     1.000     $     1.000     $     1.000    $     1.000     $     1.000
                                                 ===========     ===========     ===========    ===========     ===========
Total return (b)(c)                                     0.69%(d)        1.23%           3.64%          6.05%           4.79%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (e)                                            0.54%           0.65%           0.56%          0.56%           0.52%(f)
Net investment income (e)                               0.69%           1.25%           3.45%          5.90%           4.75%(f)
Waiver/reimbursement                                    0.04%             --              --             --              --
Net assets, end of period (000's)                $   199,893     $   258,903     $   266,985    $   212,317     $   170,539

(a) Per share data was calculated using average shares outstanding during the period.
(b)  Total return at net asset value assuming all distributions reinvested.
(c) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(d) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(f) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of two basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year without the reduction.

REPORT OF INDEPENDENT AUDITORS

To the Trustees of SteinRoe Variable Investment Trust and the Shareholders of Liberty Money Market Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Liberty Money Market Fund, Variable Series (formerly Stein Roe Money Market Fund, Variable Series) (the "Fund") (a series of SteinRoe Variable Investment Trust) at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2004

PORTFOLIO MANAGER'S DISCUSSION
Liberty Small Company Growth Fund, Variable Series / December 31, 2003

  Liberty Small Company Growth Fund, Variable Series seeks long-term growth.

  Paul J. Berlinguet, head of the small cap growth team at Columbia Management Advisors, Inc., has managed the fund since November 2003.

SMALL-COMPANY STOCKS LEAD MARKET UPWARD
After struggling early in 2003, stocks of smaller companies rebounded strongly and easily outpaced stocks of mid-sized and large companies for the full year. This strength was the result of two positive factors. First, investors appeared to believe smaller companies would benefit more quickly from improving business conditions and a domestic recovery than larger firms. Second, stock prices of many small companies had, in our view, taken some of the worst beatings in the bear market that had commenced in 2000. As a result, the stocks of many small companies, particularly in the technology sector, were selling at attractive prices relative to their future business prospects.

TECHNOLOGY EXPOSURE WAS THE KEY TO PERFORMANCE
Early in the year, the fund's relatively light exposure to technology relative to its benchmark, the Russell 2000 Growth Index, hampered performance because technology was the best performing sector during that period. The fund's performance also was held back by an overweight position in energy, a sector that underperformed during the period. However, as the year progressed, we increased the fund's technology exposure, which helped bring the fund's performance for the period close to that of its benchmark.

   The fund's technology gains came from a variety of industries. Our investments in semiconductor and semiconductor equipment companies contributed to positive performance. Brooks Automation (1.1% of net assets), a maker of equipment used to automate semiconductor production, performed strongly throughout the year. After several years of broadening its product line, Brooks brought in several new executives and turned its focus to streamlining operations. Brooks' ongoing initiatives, which had been broadly overlooked by the investment community, began to bear fruit. Mykrolis and Silicon Storage Technology (0.9% and 1.0% of net assets, respectively) also added to performance.

   We believe that an extended decline for these companies, particularly the semiconductor equipment firms, has ended. Growing demand for consumer products with semiconductor components, such as camera-equipped cell phones and digital cameras, helped semiconductor companies. Also, business spending on technology, in general, increased markedly during the year.

   In health care, SICOR, a generic pharmaceutical company, contributed to performance. In the fall, the company announced that it would be acquired by Teva Pharmaceuticals at a premium. The position was subsequently liquidated in anticipation of the acquisition closing in early 2004. The fund also benefited from its increasing exposure to media stocks, including Sinclair Broadcast Group and Lin TV (1.4% and 1.1% of net assets, respectively). As investors looked ahead to both the Olympics and a presidential election in 2004, which are expected to result in higher advertising revenues, both companies performed well.

   Our positions in specialty financial companies, such as Investors Financial Services and Jefferies Group (1.4% and 1.0% of net assets, respectively), also helped performance. Investors Financial Services provides outsourcing services to investment companies, including mutual funds. Jefferies Group is an investment bank and securities broker. We believe both companies should benefit from an improving stock market.

ENERGY DETRACTS FROM PERFORMANCE
The fund's energy holdings were the biggest detractors from performance. As a group, these stocks advanced only about 4% for the year, far below the 32% gain for the fund's benchmark. However, we believe energy stocks are likely to benefit from increased demand as the economy recovers, especially because there has not been a corresponding increase in energy supply. As a result, we have maintained our investments in the energy sector.

A POSITIVE OUTLOOK WITH REDUCED EXPECTATIONS
Small-company stocks staged a remarkable turnaround during the past 12 months. Still, we remain cautiously optimistic about the prospects for small company growth stocks for the coming year. We believe that prices of smaller-company stocks have the potential to increase if the economy continues to improve and if earnings continue to grow faster than for large company stocks, which we expect them to do. However, even in a positive environment we expect more modest gains for the year ahead.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence.

Investing in small-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Holdings are disclosed as of December 31, 2003, and are subject to change.

PERFORMANCE INFORMATION
Liberty Small Company Growth Fund, Variable Series / December 31, 2003

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2003(%)

                                      1-YEAR   5-YEAR   10-YEAR
---------------------------------------------------------------
Class A (1/1/89)                      44.33     6.58     5.82
Russell 2000 Growth Index             48.54     0.86     5.43

Inception date of share class is in parentheses.

NET ASSET VALUE PER SHARE ($)              12/31/02    12/31/03
---------------------------------------------------------------
Class A                                     6.88        9.93

[CHART]

VALUE OF A $10,000 INVESTMENT, 1/1/94 - 12/31/03

Class A: $17,602

                CLASS A SHARES        RUSSELL 2000 GROWTH INDEX
  1/1/1994            $ 10,000                         $ 10,000
 3/31/1994            $  9,475                         $  9,592
 6/30/1994            $  9,328                         $  8,988
 9/30/1994            $ 10,201                         $  9,827
12/31/1994            $ 10,119                         $  9,756
 3/31/1995            $ 10,119                         $ 10,291
 6/30/1995            $  9,919                         $ 11,312
 9/30/1995            $ 11,038                         $ 12,598
12/31/1995            $ 11,308                         $ 12,785
 3/31/1996            $ 12,277                         $ 13,518
 6/30/1996            $ 13,184                         $ 14,308
 9/30/1996            $ 14,050                         $ 14,186
12/31/1996            $ 14,355                         $ 14,223
 3/31/1997            $ 13,310                         $ 12,731
 6/30/1997            $ 15,382                         $ 14,965
 9/30/1997            $ 16,757                         $ 17,498
12/31/1997            $ 15,477                         $ 16,063
 3/31/1998            $ 16,728                         $ 17,971
 6/30/1998            $ 14,510                         $ 16,939
 9/30/1998            $ 11,447                         $ 13,152
12/31/1998            $ 12,800                         $ 16,261
 3/31/1999            $ 11,813                         $ 15,988
 6/30/1999            $ 13,570                         $ 18,346
 9/30/1999            $ 13,994                         $ 17,443
12/31/1999            $ 18,946                         $ 23,268
 3/31/2000            $ 23,524                         $ 25,427
 6/30/2000            $ 22,143                         $ 23,553
 9/30/2000            $ 22,942                         $ 22,618
12/31/2000            $ 17,932                         $ 18,049
 3/31/2001            $ 14,840                         $ 15,306
 6/30/2001            $ 17,747                         $ 18,056
 9/30/2001            $ 13,263                         $ 12,986
12/31/2001            $ 16,135                         $ 16,384
 3/31/2002            $ 16,189                         $ 16,063
 6/30/2002            $ 14,256                         $ 13,541
 9/30/2002            $ 11,578                         $ 10,627
12/31/2002            $ 12,199                         $ 11,425
 3/31/2003            $ 11,667                         $ 10,982
 6/30/2003            $ 14,291                         $ 13,634
 9/30/2003            $ 15,160                         $ 15,062
12/31/2003            $ 17,602                         $ 16,976

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PROVIDED. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

Total return performance includes changes in share price and reinvestment of all distributions. The Russell 2000 Growth Index comprises securities in the Russell 2000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

INVESTMENT PORTFOLIO
Liberty Small Company Growth Fund, Variable Series / December 31, 2003

                                                        SHARES          VALUE
                                                     ------------   --------------
COMMON STOCKS--99.3%
CONSUMER DISCRETIONARY--17.1%
HOTELS, RESTAURANTS & LEISURE--5.7%
Alliance Gaming Corp. (a)                                  23,600   $      581,740
Applebee's International, Inc.                             11,500          451,605
Dave & Busters, Inc. (a)                                   12,300          155,964
Gaylord Entertainment Co. (a)                              17,000          507,450
Scientific Games Corp., Class A (a)                        36,600          622,566
Station Casinos, Inc.                                      44,100        1,350,783
                                                                    --------------
                                                                         3,670,108
                                                                    --------------
HOUSEHOLD DURABLES--1.0%
Meritage Corp. (a)                                          9,700          643,207
                                                                    --------------
MEDIA--4.7%
Cumulus Media, Inc., Class A (a)                           18,000          396,000
Journal Communications, Inc.,
  Class A                                                   9,700          179,741
Lin TV Corp., Class A (a)                                  27,700          714,937
Radio One, Inc., Class D (a)                               22,200          428,460
Sinclair Broadcast Group, Inc.,
  Class A (a)                                              62,000          925,040
TiVo, Inc. (a)                                             49,300          364,820
                                                                    --------------
                                                                         3,008,998
                                                                    --------------
SPECIALTY RETAIL--4.7%
Bombay Co, Inc. (a)                                        64,800          527,472
Cost Plus, Inc. (a)                                        16,800          688,800
Party City Corp. (a)                                       15,500          196,695
Petco Animal Supplies, Inc. (a)                            24,900          758,205
Sharper Image Corp. (a)                                    24,800          809,720
                                                                    --------------
                                                                         2,980,892
                                                                    --------------
TEXTILES, APPAREL & LUXURY GOODS--1.0%
Quiksilver, Inc. (a)                                       37,000          656,010
                                                                    --------------

CONSUMER STAPLES--1.4%
FOOD & DRUG RETAILING--0.6%
Performance Food Group Co. (a)                             10,200          368,934
                                                                    --------------
FOOD PRODUCTS--0.8%
American Italian Pasta Co.,
  Class A (a)                                              12,900          540,510
                                                                    --------------

ENERGY--5.8%
ENERGY EQUIPMENT & SERVICES--2.6%
Key Energy Services, Inc. (a)                              44,200          455,702
Maverick Tube Corp. (a)                                    30,000          577,500
Unit Corp. (a)                                             26,000          612,300
                                                                    --------------
                                                                         1,645,502
                                                                    --------------
OIL & GAS--3.2%
Patina Oil & Gas Corp.                                     15,025          736,075
Tom Brown, Inc. (a)                                        10,000          322,500
Ultra Petroleum Corp. (a)                                  17,000          418,540
Western Gas Resources, Inc.                                12,300          581,175
                                                                    --------------
                                                                         2,058,290
                                                                    --------------

FINANCIALS --9.7%
BANKS--4.9%
Boston Private Financial Holdings, Inc.                    19,600   $      486,864
East-West Bancorp, Inc.                                    13,100          703,208
Investors Financial Services Corp.                         23,400          898,794
Mercantile Bank Corp.                                      15,100          551,150
Prosperity Bancshares, Inc.                                23,000          517,960
                                                                    --------------
                                                                         3,157,976
                                                                    --------------
DIVERSIFIED FINANCIALS--2.7%
Commercial Capital BanCorp, Inc. (a)                       23,000          492,430
Jefferies Group, Inc.                                      20,000          660,400
MTC Technologies, Inc. (a)                                 17,300          557,406
                                                                    --------------
                                                                         1,710,236
                                                                    --------------
INSURANCE--2.1%
Infinity Property & Casualty Corp.                         24,000          793,200
Philadelphia Consolidated
  Holding Co. (a)                                          11,100          542,013
                                                                    --------------
                                                                         1,335,213
                                                                    --------------

HEALTH CARE--21.7%
BIOTECHNOLOGY--6.6%
BioMarin Pharmaceuticals, Inc. (a)                         58,200          452,156
Ciphergen Biosystems, Inc. (a)                             29,600          332,704
Cytogen Corp. (a)                                          26,500          288,320
Harvard Bioscience, Inc. (a)                               10,676           95,016
Ilex Oncology, Inc. (a)                                    22,700          482,375
Neurocrine Biosciences, Inc. (a)                           10,500          572,670
Protein Design Labs, Inc. (a)                              30,900          553,110
Serologicals Corp. (a)                                     48,100          894,660
Telik, Inc. (a)                                            25,600          589,056
                                                                    --------------
                                                                         4,260,067
                                                                    --------------
HEALTH CARE EQUIPMENT & SUPPLIES--6.7%
Bio-Rad Laboratories, Inc.,
  Class A (a)                                              12,700          732,409
Conceptus, Inc. (a)                                        20,600          218,772
Cytyc Corp. (a)                                            32,700          449,952
Integra LifeSciences
  Holdings Corp. (a)                                       18,400          526,792
LCA-Vision, Inc. (a)                                        7,200          152,424
Medical Action Industries, Inc. (a)                        39,100          731,561
Merit Medical Systems, Inc. (a)                                --(b)             7
Noven Pharmaceuticals, Inc. (a)                            41,300          628,173
SonoSite, Inc. (a)                                         24,200          518,848
Zoll Medical Corp. (a)                                      8,600          305,128
                                                                    --------------
                                                                         4,264,066
                                                                    --------------
HEALTH CARE PROVIDERS & SERVICES--3.1%
Advisory Board Co. (a)                                     10,400          363,064
America Services Group, Inc. (a)                            8,400          259,636
LifePoint Hospitals, Inc. (a)                              14,100          415,245
Priority Healthcare Corp., Class B (a)                     12,300          296,553
U.S. Physical Therapy, Inc. (a)                            13,400          210,782
WellChoice, Inc. (a)                                       12,700          438,150
                                                                    --------------
                                                                         1,983,430
                                                                    --------------

                       See Notes to Investment Portfolio.

                                                        SHARES          VALUE
                                                     ------------   --------------
PHARMACEUTICALS--5.3%
Advancis Pharmaceutical Corp. (a)                          39,600   $      297,000
Atrix Laboratories, Inc. (a)                               15,700          377,428
Caraco Pharmaceutical
  Laboratories Ltd. (a)                                    13,800          103,224
DepoMed, Inc. (a)                                          42,700          302,743
DOV Pharmaceutical, Inc. (a)                               32,400          436,428
Nektar Therapeutics (a)                                    43,700          594,757
Salix Pharmaceuticals Ltd. (a)                             28,700          650,629
Taro Pharmaceuticals
  Industries Ltd. (a)                                       9,800          632,100
                                                                    --------------
                                                                         3,394,309
                                                                    --------------

INDUSTRIALS--10.9%
AEROSPACE & DEFENSE--0.9%
DRS Technologies, Inc. (a)                                 20,200          561,156
                                                                    --------------
AIR FREIGHT & LOGISTICS--1.8%
EGL, Inc. (a)                                              44,800          786,688
UTI Worldwide, Inc.                                        10,000          379,300
                                                                    --------------
                                                                         1,165,988
                                                                    --------------
COMMERCIAL SERVICES & SUPPLIES--3.6%
Arbitron, Inc. (a)                                         15,300          638,316
Corporate Executive Board Co. (a)                           6,500          303,355
Exult, Inc. (a)                                            24,800          176,576
Navigant Consulting, Inc. (a)                              20,200          380,972
NCO Group, Inc. (a)                                        19,300          439,461
Sylvan Learning Systems, Inc. (a)                          13,100          377,149
                                                                    --------------
                                                                         2,315,829
                                                                    --------------
MACHINERY--1.5%
AGCO Corp. (a)                                             24,600          495,444
Cuno, Inc. (a)                                              9,875          444,671
                                                                    --------------
                                                                           940,115
                                                                    --------------
ROAD & RAIL--3.1%
Central Freight Lines, Inc. (a)                             2,556           45,369
Genesee & Wyoming, Inc., Class A (a)                       23,100          727,650
Heartland Express, Inc.                                    19,700          476,543
Old Dominion Freight Line, Inc. (a)                        11,450          390,216
Sirva, Inc. (a)                                            19,000          371,260
                                                                    --------------
                                                                         2,011,038
                                                                    --------------

INFORMATION TECHNOLOGY--29.6%
COMMUNICATIONS EQUIPMENT--2.1%
Brocade Communications
  Systems, Inc. (a)                                        42,700          246,806
DSP Group, Inc. (a)                                        13,500          336,285
F5 Networks, Inc. (a)                                      14,400          361,440
Finisar Corp. (a)                                         120,400          376,852
                                                                    --------------
                                                                         1,321,383
                                                                    --------------
COMPUTERS & PERIPHERALS--3.1%
Applied Films Corp. (a)                                    22,200          733,044
Cray, Inc. (a)                                             50,500          501,465
Mercury Computer Systems, Inc. (a)                         11,500          286,350
Pinnacle Systems, Inc. (a)                                 56,200          479,386
                                                                    --------------
                                                                         2,000,245
                                                                    --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--3.5%
Anixter International, Inc. (a)                            13,900   $      359,732
Coherent, Inc. (a)                                         16,000          380,800
Global Imaging Systems, Inc. (a)                           21,800          692,150
Itron, Inc. (a)                                            26,400          484,704
Planar Systems, Inc. (a)                                   12,800          311,296
                                                                    --------------
                                                                         2,228,682
                                                                    --------------
INFORMATION TECHNOLOGY CONSULTING &
  SERVICES--0.3%
GRIC Communications, Inc. (a)                              40,000          216,000
                                                                    --------------
INTERNET SOFTWARE & SERVICES--2.3%
Digital River, Inc. (a)                                    15,600          344,760
Digitas, Inc. (a)                                          61,500          573,180
Modem Media, Inc. (a)                                       9,300           75,981
PEC Solutions, Inc. (a)                                    14,600          247,470
Quovadx, Inc. (a)                                          43,800          214,620
                                                                    --------------
                                                                         1,456,011
                                                                    --------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS--11.7%
Artisan Components, Inc. (a)                               36,700          752,350
August Technology Corp. (a)                                14,200          263,410
Brooks Automation, Inc. (a)                                29,600          715,432
Cymer, Inc. (a)                                            10,100          466,519
Entegris, Inc. (a)                                         68,500          880,225
Integrated Circuit Systems, Inc. (a)                       12,300          350,427
IXYS Corp. (a)                                             47,700          445,995
Lattice Semiconductor Corp. (a)                            51,400          497,552
Monolithic System
  Technology, Inc. (a)                                     52,900          452,295
Mykrolis Corp. (a)                                         34,500          554,760
Silicon Image, Inc. (a)                                    98,300          710,709
Silicon Storage Technology, Inc. (a)                       60,200          662,200
Skyworks Solutions, Inc. (a)                               28,500          247,950
Transmeta Corp. (a)                                        91,755          311,967
Zoran Corp. (a)                                            12,400          215,636
                                                                    --------------
                                                                         7,527,427
                                                                    --------------
SOFTWARE--6.6%
Activision, Inc. (a)                                       20,635          375,557
Borland Software Corp. (a)                                 48,100          468,013
Captiva Software Corp. (a)                                 43,000          544,380
Epicor Software Corp. (a)                                  25,800          329,208
Magma Design Automation, Inc. (a)                          20,000          466,800
Manhattan Associates, Inc. (a)                             23,900          660,596
Micromuse, Inc. (a)                                        64,300          443,670
OpenTV Corp., Class A (a)                                 104,200          349,070
Take-Two Interactive
  Software, Inc. (a)                                        9,000          259,290
Verity, Inc. (a)                                           22,300          372,187
                                                                    --------------
                                                                         4,268,771
                                                                    --------------

MATERIALS--3.1%
CONSTRUCTION MATERIALS--1.2%
AMCOL International Corp.                                  10,700          217,210
Chicago Bridge & Iron Co. NV,
  NY Registered Shares, ADR                                18,500          534,650
                                                                    --------------
                                                                           751,860
                                                                    --------------

                       See Notes to Investment Portfolio.

                                                        SHARES          VALUE
                                                     ------------   --------------
CONTAINERS & PACKAGING--1.9%
Jarden Corp. (a)                                           45,750   $    1,250,805
                                                                    --------------
TOTAL COMMON STOCKS
  (cost of $51,003,782)                                                 63,693,058
                                                                    --------------

                                                         PAR
                                                     ------------
SHORT-TERM OBLIGATION--0.9%
Repurchase agreement with
  State Street Bank & Trust Co.,
  dated 12/31/03, due 01/02/04 at
  0.780%, collateralized by a
  U.S. Treasury Bond
  maturing 08/15/28,
  market value $621,197
  (repurchase proceeds $609,026)
  (cost of $609,000)                                 $    609,000          609,000
                                                                    --------------
TOTAL INVESTMENTS--100.2%
  (cost of $51,612,782) (c)                                             64,302,058
                                                                    --------------
OTHER ASSETS & LIABILITIES, NET--(0.2)%                                   (144,344)
                                                                    --------------
NET ASSETS--100.0%                                                  $   64,157,714
                                                                    ==============

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Rounds to less than 1 share.
(c) Cost for federal income tax purposes is $51,713,765.

         ACRONYM              NAME
         -------              ----
           ADR     American Depositary Receipt

                       See Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES
Liberty Small Company Growth Fund, Variable Series / December 31, 2003

ASSETS:
Investments, at cost                                                               $    51,612,782
                                                                                   ---------------
Investments, at value                                                              $    64,302,058
Cash                                                                                           892
Receivable for:
   Investments sold                                                                        182,524
   Interest                                                                                     13
   Dividends                                                                                 3,861
   Expense reimbursement due from Investment Advisor                                         2,524
Deferred Trustees' compensation plan                                                         1,968
                                                                                   ---------------
     TOTAL ASSETS                                                                       64,493,840
                                                                                   ---------------
LIABILITIES:
Payable for:
   Investments purchased                                                                   104,427
   Fund shares repurchased                                                                 152,123
   Investment advisory fee                                                                  26,711
   Administration fee                                                                        7,764
   Transfer agent fee                                                                          625
   Pricing and bookkeeping fees                                                              6,520
   Trustees' fees                                                                              956
   Audit fee                                                                                24,520
   Custody fee                                                                                 435
Deferred Trustees' fees                                                                      1,968
Other liabilities                                                                           10,077
                                                                                   ---------------
     TOTAL LIABILITIES                                                                     336,126
                                                                                   ---------------
NET ASSETS                                                                         $    64,157,714
                                                                                   ===============
COMPOSITION OF NET ASSETS:
Paid-in capital                                                                    $    88,562,947
Accumulated net investment loss                                                             (1,918)
Accumulated net realized loss                                                          (37,092,591)
Net unrealized appreciation on investments                                              12,689,276
                                                                                   ---------------
NET ASSETS                                                                         $    64,157,714
                                                                                   ===============
CLASS A:
Net assets                                                                         $    64,156,749
Shares outstanding                                                                       6,463,223
                                                                                   ===============
Net asset value per share                                                          $          9.93
                                                                                   ===============
CLASS B:
Net assets                                                                         $           965
Shares outstanding                                                                              98
                                                                                   ===============
Net asset value per share                                                          $          9.85
                                                                                   ===============

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Liberty Small Company Growth Fund, Variable Series
For the Year Ended December 31, 2003

INVESTMENT INCOME:
Dividends                                                                          $        80,471
Interest                                                                                    13,780
                                                                                   ---------------
   Total Investment Income (net of foreign taxes withheld of $611)                          94,251
                                                                                   ---------------
EXPENSES:
Investment advisory fee                                                                    274,018
Administration fee                                                                          82,143
Distribution fee--Class B                                                                        2
Transfer agent fee                                                                           7,500
Pricing and bookkeeping fees                                                                22,514
Trustees' fees                                                                               6,682
Custody fee                                                                                 13,047
Audit fee                                                                                   27,660
Other expenses                                                                              20,009
                                                                                   ---------------
   Total Expenses                                                                          453,575
Fees and expenses waived or reimbursed by Invesment Advisor                                (12,253)
Custody earnings credit                                                                        (51)
                                                                                   ---------------
   Net Expenses                                                                            441,271
                                                                                   ---------------
Net Investment Loss                                                                       (347,020)
                                                                                   ---------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                                                         3,318,354
Net change in unrealized appreciation/depreciation on investments                       17,840,827
                                                                                   ---------------
Net Gain                                                                                21,159,181
                                                                                   ---------------
Net Increase in Net Assets from Operations                                         $    20,812,161
                                                                                   ===============

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Liberty Small Company Growth Fund, Variable Series

                                                                                 YEAR ENDED          YEAR ENDED
                                                                                DECEMBER 31,        DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                                  2003                2002
----------------------------------                                            ----------------    ----------------
OPERATIONS:
Net investment loss                                                           $       (347,020)   $       (350,644)
Net realized gain (loss) on investments                                              3,318,354          (7,350,449)
Net change in unrealized appreciation/depreciation on investments                   17,840,827         (10,352,594)
                                                                              ----------------    ----------------
        Net Increase (Decrease) from Operations                                     20,812,161         (18,053,687)
                                                                              ----------------    ----------------
SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                                     3,883,501           5,528,253
   Proceeds received in connection with merger                                       2,419,589                  --
   Redemptions                                                                     (11,890,253)        (17,837,585)
                                                                              ----------------    ----------------
Net Decrease from Share Transactions                                                (5,587,163)        (12,309,332)
                                                                              ----------------    ----------------
Total Increase (Decrease) in Net Assets                                             15,224,998         (30,363,019)
NET ASSETS:
Beginning of period                                                                 48,932,716          79,295,735
                                                                              ----------------    ----------------
End of period (including accumulated net investment loss of $(1,918) and
   $(1,118), respectively)                                                    $     64,157,714    $     48,932,716
                                                                              ================    ================
CHANGES IN SHARES:
Class A:
   Subscriptions                                                                       484,182             696,301
   Issued in connection with merger                                                    368,840                  --
   Redemptions                                                                      (1,497,850)         (2,304,947)
                                                                              ----------------    ----------------
        Net Decrease                                                                  (644,828)         (1,608,646)
                                                                              ----------------    ----------------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Liberty Small Company Growth Fund, Variable Series / December 31, 2003

NOTE 1. ORGANIZATION

Liberty Small Company Growth Fund, Variable Series (formerly Stein Roe Small Company Growth Fund, Variable Series) (the "Fund"), a series of SteinRoe Variable Investment Trust (the "Trust") is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   INVESTMENT GOAL--The Fund seeks long-term growth by investing at least 80% of its net assets in common stocks of small-cap companies.

   FUND SHARES--The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION--Equity securities are valued at the last sale price at the close of the principal exchange on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

   SECURITY TRANSACTIONS--Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   REPURCHASE AGREEMENTS--The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   INCOME RECOGNITION--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

   DETERMINATION OF CLASS NET ASSET VALUES--All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

   FEDERAL INCOME TAX STATUS--The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

   DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually. Income and capital gains dividends are determined in accordance with income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2003, permanent differences resulting primarily from differing treatments for Real Estate Investment Trust ("REIT") adjustments, net operating loss, capital loss carryforwards from the merger, capital loss carryforwards permanently lost from the merger and wash sales from the merger were identified and reclassified among the components of the Fund's net assets as follows:

     ACCUMULATED NET           ACCUMULATED        PAID-IN
     INVESTMENT LOSS        NET REALIZED LOSS     CAPITAL
     ---------------        -----------------     -------
       $ 346,220               $ (862,986)       $ 516,766

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2003 and December 31, 2002 was as follows:

                                  DECEMBER 31,    DECEMBER 31,
                                     2003            2002
                                  ------------    ------------
Distributions paid from:
     Ordinary Income*                 $ --           $ --
     Long-Term Capital Gains            --             --

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

    UNDISTRIBUTED       UNDISTRIBUTED
      ORDINARY            LONG-TERM          NET UNREALIZED
       INCOME           CAPITAL GAINS         APPRECIATION*
    ------------       --------------        --------------
        $ --                $ --              $ 12,588,293

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2003, based on cost of investments for federal income tax purposes was:

     Unrealized appreciation               $ 14,316,534
     Unrealized depreciation                 (1,728,241)
                                           ------------
       Net unrealized appreciation         $ 12,588,293
                                           ============

The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

      YEAR OF                           CAPITAL LOSS
    EXPIRATION                          CARRYFORWARD
    ----------                          ------------
       2008                             $    295,699
       2009                               26,615,658
       2010                               10,080,251
                                        ------------
                                        $ 36,991,608
                                        ============

Of the capital loss carryforwards attributable to the Fund, $775,124 was obtained upon the Fund's merger with Galaxy VIP Small Company Growth Fund (See
Note 7).

Capital loss carryforwards of $3,372,847 were utilized and/or expired during the year ended December 31, 2003 for the Fund. Any capital loss carryforwards acquired as part of a merger that are permanently lost due to provisions under Internal Revenue Code are included as being expired. Expired capital loss carryfowards are recorded as a reduction of paid-in capital.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

   INVESTMENT ADVISOR MERGER--On April 1, 2003, Stein Roe & Farnham Incorporated, the previous investment advisor to the Fund, merged into Columbia Management Advisors, Inc. ("Columbia"), formerly known as Columbia Management Co., an indirect, wholly owned subsidiary of FleetBoston Financial Corporation. As a result of the merger, Columbia now serves as the Fund's investment advisor. The merger did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

   INVESTMENT ADVISORY FEE--Columbia is the investment advisor to the Fund and receives a monthly fee based on the Fund's average daily net assets at the following annual rates:

AVERAGE DAILY NET ASSETS                       FEE RATE
------------------------                       --------
First $1 billion                                0.50%
Next $500 million                               0.45%
Over $1.5 billion                               0.40%

Prior to November 1, 2003, Columbia received a monthly investment advisory fee at the annual rate of 0.50% of the Fund's average daily net assets.

For the year ended December 31, 2003, the Fund's effective investment advisory fee rate was 0.50%.

   ADMINISTRATION FEE--Columbia provides administrative and other services for a monthly fee, at the annual rate of 0.15% of the Fund's average daily net assets.

   PRICING AND BOOKKEEPING FEES--Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services. For the year ended December 31, 2003, the effective pricing and bookkeeping fee rate was 0.041%.

   TRANSFER AGENT FEE--Columbia Funds Services, Inc. (the "Transfer Agent"), formerly Liberty Funds Services, Inc., an affiliate of Columbia, provides shareholder services for a monthly fee at an annual rate of $7,500.

Effective October 13, 2003, Liberty Funds Services, Inc. changed its name to Columbia Funds Services, Inc.

   DISTRIBUTION FEES--Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. Prior to October 13, 2003, Columbia Funds Distributor, Inc. was known as Liberty Funds Distributor, Inc. The Fund has adopted a 12b-1 plan which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of Class B average daily net assets.

   FEE WAIVERS--Effective April 14, 2003, Columbia has agreed to reimburse fees at the annual rate of 0.02% of the Fund's average daily net assets. This agreement will continue until April 13, 2004, after which it may be revised or discontinued any time.

   Prior to April 14, 2003, Stein Roe & Farnham Incorporated had voluntarily agreed to reimburse the Fund for certain expenses so that total expenses (exclusive of distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) would not exceed 0.80% annually of the Fund's average daily net assets.

   CUSTODY CREDITS--The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

   FEES PAID TO OFFICERS AND TRUSTEES--The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 5. PORTFOLIO INFORMATION

   PURCHASES AND SALES OF SECURITIES--For the year ended December 31, 2003, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $62,856,598 and $70,162,248, respectively.

NOTE 6. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

   INDUSTRY FOCUS--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

   LEGAL PROCEEDINGS--Columbia, the Distributor and certain of their affiliates (collectively, "the Columbia Group") have received information requests and subpoenas from various regulatory authorities, including the Securities and Exchange Commission ("SEC") and the New York Attorney General, in connection with their investigations of late trading and market timing in mutual funds. The Columbia Group has not uncovered any instances where Columbia or the Distributor was knowingly involved in late trading of mutual fund shares. The Columbia Group has identified a limited number of investors who had informal arrangements for trading certain Columbia Fund shares between 1998 and 2003. A substantial majority of the trading had ended by October 2002. None of these arrangements exists today. Information relating to those trading arrangements has been supplied to various regulatory authorities. To the extent that any Columbia Fund, whose shares were involved in those trading activities, was harmed by them, the Columbia Group has undertaken to reimburse such fund.

The SEC staff has issued notices to the effect that it has made a preliminary determination to recommend that the SEC bring civil enforcement actions, including injunctive proceedings, against Columbia and the Distributor, alleging that they have violated certain provisions of the federal securities laws. The Columbia Group believes that those allegations are based principally on the trading arrangements referred to above. Columbia and the

Distributor are engaged in discussions with the SEC staff in an effort to reach a satisfactory resolution of these matters. However, there can be no assurance that such a resolution will be reached. Any potential resolution of these matters may include, but not be limited to, sanctions, financial penalties, damages or injunctions regarding Columbia or the Distributor, and structural changes in the conduct of their business.

Although the Columbia Group does not believe that these regulatory developments or their resolution will have a material adverse effect on the Columbia Funds, or on the ability of Columbia and the Distributor to provide services to the Columbia Funds, there can be no assurance that these matters or any adverse publicity or other developments resulting from them will not result in increased redemptions or reduced sales of Columbia Fund shares, which could increase transactions costs or operating expenses, or other consequences for the Columbia Funds.

NOTE 7. BUSINESS COMBINATIONS AND MERGERS

   FUND MERGERS--On April 14, 2003, the Galaxy VIP Small Company Growth Fund, previously a single class fund of Galaxy VIP Fund, a separate Massachusetts business trust, merged into the Stein Roe Small Company Growth Fund, Variable Series Class A shares. The Stein Roe Small Company Growth Fund, Variable Series received a tax-free transfer of assets from the Galaxy VIP Small Company Growth Fund as follows:

    SHARES             NET ASSETS            UNREALIZED
    ISSUED              RECEIVED            DEPRECIATION(1)
    ------             ----------           ---------------
   368,840            $ 2,419,589             $ 86,415

                                              NET ASSETS
     NET ASSETS          NET ASSETS          OF STEIN ROE
    OF STEIN ROE        OF GALAXY VIP        SMALL COMPANY
    SMALL COMPANY       SMALL COMPANY        GROWTH FUND,
    GROWTH FUND,         GROWTH FUND        VARIABLE SERIES
   VARIABLE SERIES       IMMEDIATELY          IMMEDIATELY
      PRIOR TO            PRIOR TO               AFTER
     COMBINATION         COMBINATION          COMBINATION
   ---------------      -------------       ---------------
    $ 44,410,684         $ 2,419,589         $ 46,830,273

(1) Unrealized depreciation is included in the Net Assets Received amount shown above.

Also on April 14, 2003, subsequent to the merger described above, the Stein Roe Small Company Growth Fund, Variable Series was renamed the Liberty Small Company Growth Fund, Variable Series.

FINANCIAL HIGHLIGHTS
Liberty Small Company Growth Fund, Variable Series--Class A Shares

Selected data for a share outstanding throughout each period is as follows:

                                                                           YEAR ENDED DECEMBER 31,
                                                ------------------------------------------------------------------------------
                                                    2003           2002             2001             2000            1999
                                                -----------      -----------      -----------      -----------     -----------
NET ASSET VALUE, BEGINNING OF PERIOD            $      6.88      $      9.10      $     19.08      $     20.16     $     13.62
                                                -----------      -----------      -----------      -----------     -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (a)                               (0.05)           (0.04)           (0.03)           (0.05)          (0.03)
Net realized and unrealized gain (loss) on
  investments                                          3.10            (2.18)           (2.31)           (1.03)           6.57
                                                -----------      -----------      -----------      -----------     -----------
     Total from Investment Operations                  3.05            (2.22)           (2.34)           (1.08)           6.54
                                                -----------      -----------      -----------      -----------     -----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                  --               --            (7.64)              --              --
                                                -----------      -----------      -----------      -----------     -----------
NET ASSET VALUE, END OF PERIOD                  $      9.93      $      6.88      $      9.10      $     19.08     $     20.16
                                                ===========      ===========      ===========      ===========     ===========
Total return (b)(c)                                   44.33%(d)       (24.40)%(d)      (10.03)%(d)       (5.36)%         48.02%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Expenses (e)                                           0.80%            0.80%            0.82%            0.73%           0.72%(f)
Net investment loss (e)                               (0.62)%          (0.57)%          (0.32)%          (0.24)%         (0.27)%(f)
Waiver/reimbursement                                   0.03%            0.02%            0.04%              --              --
Portfolio turnover rate                                 117%             117%             146%             155%            110%
Net assets, end of period (000's)               $    64,157      $    48,932      $    79,295      $   109,856     $   139,849

(a) Per share data was calculated using average shares outstanding during the period.
(b)  Total return at net asset value assuming all distributions reinvested.
(c) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(d) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(f) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of five basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year without the reduction.

REPORT OF INDEPENDENT AUDITORS

To the Trustees of SteinRoe Variable Investment Trust and the Class A Shareholders of Liberty Small Company Growth Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Liberty Small Company Growth Fund, Variable Series (formerly Stein Roe Small Company Growth Fund, Variable Series) (the "Fund") (a series of SteinRoe Variable Investment Trust) at December 31, 2003, and the results of its operations, the changes in its net assets and the Class A financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2004

PORTFOLIO MANAGER'S DISCUSSION
Stein Roe Growth Stock Fund, Variable Series / December 31, 2003

Stein Roe Growth Stock Fund, Variable Series seeks long-term growth.

Paul Blaustein has managed the fund since he joined Columbia Management Advisors, Inc. in October 2003. Previously, the fund was managed by Erik Gustafson.

The fund generated a strong absolute return for the year ended December 31, 2003, but did not perform as well as its new benchmark, the Russell 1000 Growth Index. It also underperformed its previous benchmark, the S&P 500 Index. We changed the fund's benchmark to the Russell 1000 Growth Index because we believe it is a better match with the fund's emphasis on long-term growth. During the period, the fund's emphasis on large-cap, high-quality holdings restrained performance somewhat during a bull market led by sharp gains in the most aggressive companies in the indices.

   On November 1, 2003, new managers assumed responsibility for the fund and made changes to the portfolio. The portfolio continues to concentrate on a relatively small number of large company growth stocks, diversified across a broad range of sectors with a targeted holding period of three years or longer.

TURNAROUND YEAR FOR GROWTH STOCKS
After three years of disappointing performance, the stock market roared back to life with double-digit returns for all major indices in 2003. The market rally began in April when the major military campaigns in Iraq ended successfully. With an economic recovery looking more likely, investors began to favor stocks with strong earnings growth prospects. This pattern continued throughout the year, bolstered by historically low interest rates and a recovery in corporate earnings.

STRONG RETURNS FROM TECHNOLOGY
The fund benefited from its above-average weight in technology stocks, such as Analog Devices and ASML Holdings (1.9% and 3.3% of net assets, respectively). Analog Devices is a leading manufacturer of integrated circuits used in communications, industrial, medical aerospace and automotive applications. ASML Holdings manufactures complex lithography equipment used to print the patterns of semiconductors. In the biotech industry, Amgen's share price rose strongly (2.9% of net assets) as a result of strong sales growth of its three core bio-pharmaceutical products.

RECENT INVESTMENTS IN PORTFOLIO
In keeping with our emphasis on companies with above-average, sustainable growth prospects, we added Xilinx to the portfolio and increased our holdings of Cisco Systems and Time Warner (3.5%, 3.8% and 2.2% of net assets, respectively). Xilinx designs programmable logic devices (PLDs), semiconductor devices that can be programmed to perform specific tasks within its customers' products. Programming PLDs takes considerably less time than custom-designing new circuits. This allows Xilinx's customers to reduce the time it takes to bring their new products to market. As the cost of designing custom chips continues to increase at a rapid rate, we expect PLDs to be used in an increasing number of applications. Cisco Systems Inc. is the dominant supplier of data communications equipment that powers corporate networks and the Internet. Cisco Systems excels by providing end-to-end assurance for its customers' communications systems and provides system upgrades to meet customers' requirements. Time Warner creates and distributes highly differentiated entertainment products that offer attractive growth and profitability potential.

A FAVORABLE ENVIRONMENT AT THE END OF THE PERIOD
At the period's end, ample liquidity, low interest rates and moderate inflation created a favorable environment for the stock market. If corporate profits continue to rise rapidly, we believe there will be additional momentum in the economic cycle. These could be positive conditions for the fast-growing companies with competitive market positions that make up the fund's portfolio.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence.

An investment in Stein Roe Growth Stock Fund, Variable Series offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments. The fund may also invest up to 25% of its assets in foreign stocks. There are also specific risks involved when investing in foreign stocks, such as currency exchange rate fluctuations, economic change, instability of emerging countries and political developments.

Holdings are disclosed as of December 31, 2003, and are subject to change.

PERFORMANCE INFORMATION
Stein Roe Growth Stock Fund, Variable Series / December 31, 2003

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2003(%)

                                      1-YEAR   5-YEAR   10-YEAR
---------------------------------------------------------------
 Class A (1/1/89)                      25.24    -4.50      7.72
 Russell 1000 Growth Index             29.75    -5.11      9.21
 S&P 500 Index                         28.68    -0.57     11.07

Inception date of share class is in parentheses.

NET ASSET VALUE PER SHARE ($)           12/31/02     12/31/03
-------------------------------------------------------------
 Class A                                  19.48       24.28

[CHART]

VALUE OF A $10,000 INVESTMENT, 1/1/94 - 12/31/03

Class A: $21,028

              CLASS A SHARES       S&P 500 INDEX         RUSSELL 1000 GROWTH INDEX
  1/1/1994          $ 10,000            $ 10,000                         $ 10,000
 3/31/1994          $  9,366            $  9,621                         $  9,559
 6/30/1994          $  9,076            $  9,661                         $  9,460
 9/30/1994          $  9,492            $ 10,134                         $ 10,188
12/31/1994          $  9,365            $ 10,132                         $ 10,262
 3/31/1995          $ 10,048            $ 11,119                         $ 11,239
 6/30/1995          $ 11,051            $ 12,180                         $ 12,344
 9/30/1995          $ 12,162            $ 13,149                         $ 13,465
12/31/1995          $ 12,898            $ 13,940                         $ 14,078
 3/31/1996          $ 13,499            $ 14,689                         $ 14,834
 6/30/1996          $ 14,422            $ 15,349                         $ 15,777
 9/30/1996          $ 14,859            $ 15,823                         $ 16,345
12/31/1996          $ 15,641            $ 17,142                         $ 17,332
 3/31/1997          $ 15,558            $ 17,602                         $ 17,426
 6/30/1997          $ 18,702            $ 20,675                         $ 20,721
 9/30/1997          $ 19,802            $ 22,224                         $ 22,279
12/31/1997          $ 20,689            $ 22,862                         $ 22,618
 3/31/1998          $ 23,089            $ 26,051                         $ 26,045
 6/30/1998          $ 24,555            $ 26,910                         $ 27,227
 9/30/1998          $ 20,931            $ 24,233                         $ 24,755
12/31/1998          $ 26,463            $ 29,394                         $ 31,374
 3/31/1999          $ 29,519            $ 30,858                         $ 33,370
 6/30/1999          $ 30,420            $ 33,034                         $ 34,654
 9/30/1999          $ 28,792            $ 30,972                         $ 33,386
12/31/1999          $ 36,235            $ 35,581                         $ 41,779
 3/31/2000          $ 41,656            $ 36,396                         $ 44,758
 6/30/2000          $ 39,769            $ 35,428                         $ 43,550
 9/30/2000          $ 38,492            $ 35,084                         $ 41,207
12/31/2000          $ 31,879            $ 32,341                         $ 32,409
 3/31/2001          $ 26,425            $ 28,505                         $ 25,636
 6/30/2001          $ 27,157            $ 30,173                         $ 27,794
 9/30/2001          $ 21,712            $ 25,743                         $ 22,399
12/31/2001          $ 24,026            $ 28,495                         $ 25,790
 3/31/2002          $ 23,104            $ 28,572                         $ 25,122
 6/30/2002          $ 19,587            $ 24,743                         $ 20,432
 9/30/2002          $ 16,020            $ 20,468                         $ 17,357
12/31/2002          $ 16,788            $ 22,195                         $ 18,598
 3/31/2003          $ 16,323            $ 21,496                         $ 18,399
 6/30/2003          $ 18,610            $ 24,804                         $ 21,032
 9/30/2003          $ 18,965            $ 25,462                         $ 21,854
12/31/2003          $ 21,028            $ 28,563                         $ 24,129

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PROVIDED. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

Total return performance includes changes in share price and reinvestment of all distributions. The S&P (Standard & Poor's) 500 Index is an unmanaged index that tracks the performance of 500 widely held large-capitalization US stocks. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

INVESTMENT PORTFOLIO
Stein Roe Growth Stock Fund, Variable Series / December 31, 2003

                                                        SHARES          VALUE
                                                     ------------   --------------
COMMON STOCKS--97.7%
CONSUMER DISCRETIONARY--19.0%
MEDIA--11.2%
Comcast Corp., Class A (a)                                131,900   $    4,335,553
Liberty Media Corp., Class A (a)                          217,000        2,580,130
News Corp Ltd., ADR                                        61,700        2,227,370
Time Warner, Inc. (a)                                     190,600        3,428,894
Viacom, Inc., Class B                                     111,100        4,930,618
                                                                    --------------
                                                                        17,502,565
                                                                    --------------
MULTI-LINE RETAIL--6.4%
Costco Wholesale Corp. (a)                                126,100        4,688,398
Wal-Mart Stores, Inc.                                      99,900        5,299,695
                                                                    --------------
                                                                         9,988,093
                                                                    --------------
SPECIALTY RETAIL--1.4%
Home Depot, Inc.                                           59,400        2,108,106
                                                                    --------------

CONSUMER STAPLES--5.2%
HOUSEHOLD PRODUCTS--5.2%
Colgate-Palmolive Co.                                      85,300        4,269,265
Procter & Gamble Co.                                       37,500        3,745,500
                                                                    --------------
                                                                         8,014,765
                                                                    --------------

ENERGY--2.8%
ENERGY EQUIPMENT & SERVICES--2.8%
Schlumberger Ltd.                                          79,400        4,344,768
                                                                    --------------

FINANCIALS--7.5%
BANKS--3.0%
Wells Fargo & Co.                                          79,500        4,681,755
                                                                    --------------
DIVERSIFIED FINANCIALS--1.4%
Merrill Lynch & Co., Inc.                                  37,400        2,193,510
                                                                    --------------
INSURANCE--3.1%
American International Group, Inc.                         72,700        4,818,556
                                                                    --------------

HEALTH CARE--20.0%
BIOTECHNOLOGY--2.9%
Amgen, Inc. (a)                                            72,300        4,468,140
                                                                    --------------
HEALTH CARE EQUIPMENT & SUPPLIES--4.0%
Medtronic, Inc.                                           128,800        6,260,968
                                                                    --------------
HEALTH CARE PROVIDERS & SERVICES--2.9%
Cardinal Health, Inc.                                      74,400        4,550,304
                                                                    --------------
PHARMACEUTICALS--10.2%
Johnson & Johnson                                          89,000        4,597,740
Novartis AG, ADR                                          115,700        5,309,473
Pfizer, Inc.                                              166,400        5,878,912
                                                                    --------------
                                                                        15,786,125
                                                                    --------------

INDUSTRIALS--6.4%
COMMERCIAL SERVICES & SUPPLIES--1.8%
Paychex, Inc.                                              76,800        2,856,960
                                                                    --------------
INDUSTRIAL CONGLOMERATES--4.6%
General Electric Co.                                      228,800   $    7,088,224
                                                                    --------------

INFORMATION TECHNOLOGY--36.8%
COMMUNICATIONS EQUIPMENT--3.8%
Cisco Systems, Inc. (a)                                   246,400        5,985,056
                                                                    --------------
COMPUTERS & PERIPHERALS--2.7%
Dell, Inc. (a)                                            121,700        4,132,932
                                                                    --------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS--22.7%
Altera Corp. (a)                                          218,700        4,964,490
Analog Devices, Inc.                                       65,600        2,994,640
Applied Materials, Inc. (a)                               189,100        4,245,295
ASML Holding NV,
   Registered Shares (a)                                  254,800        5,108,740
Intel Corp.                                               156,100        5,026,420
Microchip Technology, Inc.                                 90,800        3,029,088
Novellus Systems, Inc. (a)                                108,500        4,562,425
Xilinx, Inc. (a)                                          140,500        5,442,970
                                                                    --------------
                                                                        35,374,068
                                                                    --------------
SOFTWARE--7.6%
Microsoft Corp.                                           281,200        7,744,248
SAP AG, ADR                                                60,800        2,526,848
VERITAS Software Corp. (a)                                 40,300        1,497,548
                                                                    --------------
                                                                        11,768,644
                                                                    --------------
TOTAL COMMON STOCKS
   (cost of $138,052,721)                                              151,923,539
                                                                    --------------

                                                         PAR
                                                     ------------
SHORT-TERM OBLIGATION--2.6%
Repurchase agreement with State
   Street Bank & Trust Co.,
   dated 12/31/03, due 01/02/04
   at 0.780%, collateralized by a
   U.S. Treasury Bond
   maturing 08/15/28, market
   value $4,104,147
   (repurchase proceeds
   $4,020,174)
   (cost of $4,020,000)                              $  4,020,000        4,020,000
                                                                    --------------
TOTAL INVESTMENTS--100.3%
   (cost of $142,072,721) (b)                                          155,943,539
                                                                    --------------
OTHER ASSETS & LIABILITIES, NET--(0.3)%                                   (413,355)
                                                                    --------------
NET ASSETS--100.0%                                                  $  155,530,184
                                                                    ==============

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Cost for federal income tax purposes is $142,261,671.

         ACRONYM              NAME
         -------              ----
           ADR     American Depositary Receipt

                       See Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES
Stein Roe Growth Stock Fund, Variable Series / December 31, 2003

ASSETS:
Investments, at cost                                                               $   142,072,721
                                                                                   ---------------
Investments, at value                                                              $   155,943,539
Cash                                                                                           875
Receivable for:
   Fund shares sold                                                                         10,991
   Interest                                                                                     87
   Dividends                                                                                87,875
   Expense reimbursement due from Investment Advisor                                            98
Deferred Trustees' compensation plan                                                         3,573
                                                                                   ---------------
     TOTAL ASSETS                                                                      156,047,038
                                                                                   ---------------
LIABILITIES:
Payable for:
   Fund shares repurchased                                                                 358,199
   Investment advisory fee                                                                  69,380
   Administration fee                                                                       19,932
   Transfer agent fee                                                                          625
   Pricing and bookkeeping fees                                                              7,678
   Trustees' fees                                                                              284
   Audit fee                                                                                27,940
   Custody fee                                                                               1,722
   Reports to shareholders                                                                  19,719
   Distribution fee--Class B                                                                 5,529
Deferred Trustees' fees                                                                      3,573
Other liabilities                                                                            2,273
                                                                                   ---------------
     TOTAL LIABILITIES                                                                     516,854
                                                                                   ---------------
NET ASSETS                                                                         $   155,530,184
                                                                                   ===============
COMPOSITION OF NET ASSETS:
Paid-in capital                                                                    $   208,263,637
Undistributed net investment income                                                        185,315
Accumulated net realized loss                                                          (66,789,586)
Net unrealized appreciation on investments                                              13,870,818
                                                                                   ---------------
NET ASSETS                                                                         $   155,530,184
                                                                                   ===============
CLASS A:
Net assets                                                                         $   129,800,653
Shares outstanding                                                                       5,346,765
                                                                                   ===============
Net asset value per share                                                          $         24.28
                                                                                   ===============
CLASS B:
Net assets                                                                         $    25,729,531
Shares outstanding                                                                       1,063,804
                                                                                   ===============
Net asset value per share                                                          $         24.19
                                                                                   ===============

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Stein Roe Growth Stock Fund, Variable Series
For the Year Ended December 31, 2003

INVESTMENT INCOME:
Dividends                                                                          $     1,319,916
Interest                                                                                    24,442
                                                                                   ---------------
   Total Investment Income (net of foreign taxes withheld of $15,471)                    1,344,358
                                                                                   ---------------
EXPENSES:
Investment advisory fee                                                                    725,278
Administration fee                                                                         217,583
Distribution fee--Class B                                                                   57,418
Transfer agent fee                                                                           7,500
Pricing and bookkeeping fees                                                                52,508
Trustees' fees                                                                               8,978
Custody fee                                                                                 10,674
Other expenses                                                                              84,229
                                                                                   ---------------
   Total Expenses                                                                        1,164,168
Fees reimbursed by the Distributor--Class B                                                (13,789)
Custody earnings credit                                                                       (192)
                                                                                   ---------------
   Net Expenses                                                                          1,150,187
                                                                                   ---------------
Net Investment Income                                                                      194,171
                                                                                   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments                                                        (9,818,581)
                                                                                   ---------------
Net change in unrealized appreciation/depreciation on investments                       42,042,532
                                                                                   ---------------
Net Gain                                                                                32,223,951
                                                                                   ---------------
Net Increase in Net Assets from Operations                                         $    32,418,122
                                                                                   ===============

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Stein Roe Growth Stock Fund, Variable Series

                                                                                 YEAR ENDED          YEAR ENDED
                                                                                DECEMBER 31,        DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                                  2003                2002
----------------------------------                                            ----------------    ----------------
OPERATIONS:
Net investment income                                                         $        194,171    $        567,697
Net realized loss on investments                                                    (9,818,581)        (17,315,003)
Net change in unrealized appreciation/depreciation on investments                   42,042,532         (55,764,886)
                                                                              ----------------    ----------------
        Net Increase (Decrease) from Operations                                     32,418,122         (72,512,192)
                                                                              ----------------    ----------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
    Class A                                                                           (506,499)           (370,940)
    Class B                                                                            (55,280)                 --
                                                                              ----------------    ----------------
    Total Distributions Declared to Shareholders                                      (561,779)           (370,940)
                                                                              ----------------    ----------------
SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                                     3,816,103           6,190,686
   Distributions reinvested                                                            506,499             370,940
   Redemptions                                                                     (24,305,714)        (45,952,620)
                                                                              ----------------    ----------------
        Net Decrease                                                               (19,983,112)        (39,390,994)
                                                                              ----------------    ----------------
Class B:
   Subscriptions                                                                     2,725,601           5,347,058
   Distributions reinvested                                                             55,280                  --
   Redemptions                                                                      (4,181,212)         (5,774,260)
                                                                              ----------------    ----------------
        Net Decrease                                                                (1,400,331)           (427,202)
                                                                              ----------------    ----------------
Net Decrease from Share Transactions                                               (21,383,443)        (39,818,196)
                                                                              ----------------    ----------------
Total Increase (Decrease) in Net Assets                                             10,472,900        (112,701,328)
NET ASSETS:
Beginning of period                                                                145,057,284         257,758,612
                                                                              ----------------    ----------------
End of period (including undistributed net investment income of $185,315 and
   $552,923, respectively)                                                    $    155,530,184    $    145,057,284
                                                                              ================    ================
CHANGES IN SHARES:
Class A:
   Subscriptions                                                                       175,052             264,894
   Issued for distributions reinvested                                                  28,632              13,805
   Redemptions                                                                      (1,172,892)         (2,015,798)
                                                                              ----------------    ----------------
        Net Decrease                                                                  (969,208)         (1,737,099)
                                                                              ----------------    ----------------
Class B:
   Subscriptions                                                                       125,961             224,649
   Issued for distributions reinvested                                                   3,130                  --
   Redemptions                                                                        (201,282)           (268,599)
                                                                              ----------------    ----------------
        Net Decrease                                                                   (72,191)            (43,950)
                                                                              ----------------    ----------------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Stein Roe Growth Stock Fund, Variable Series / December 31, 2003

NOTE 1. ORGANIZATION

Stein Roe Growth Stock Fund, Variable Series (the "Fund"), a series of Stein Roe Variable Investment Trust (the "Trust") is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   INVESTMENT GOAL--The Fund seeks long-term growth.

   FUND SHARES--The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION--Equity securities are valued at the last sale price at the close of the principal exchange on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, which tend to be more thinly traded and of lesser quality are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Foreign markets close each day at various times prior to the close of the New York Stock Exchange ("NYSE"). Foreign currency exchange rates are generally determined prior to the close of the NYSE at 12:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the value of a foreign security may occur subsequent to the close of the exchange or market which would not be reflected in the computation of the Fund's net asset value. In such an event, the foreign security will be valued at the fair value.

   SECURITY TRANSACTIONS--Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   REPURCHASE AGREEMENTS--The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   INCOME RECOGNITION--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date. Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

   DETERMINATION OF CLASS NET ASSET VALUES--All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

   FEDERAL INCOME TAX STATUS--The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

   DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually. Income and capital gains dividends are determined in accordance with income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The tax character of distributions paid during the years ended December 31, 2003 and December 31, 2002 was as follows:

                                DECEMBER 31,   DECEMBER 31,
                                   2003           2002
                                ------------   ------------
Distributions paid from:
     Ordinary Income*            $  561,779     $  370,940
     Long-Term Capital Gains             --             --

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

  UNDISTRIBUTED        UNDISTRIBUTED
    ORDINARY            LONG-TERM            NET UNREALIZED
     INCOME            CAPITAL GAINS          APPRECIATION*
 -------------        --------------         --------------
   $ 188,595               $ --               $ 13,681,868

* The differences between book-basis and tax-basis netunrealized appreciation/depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2003, based on cost of investments for federal income tax purposes was:

     Unrealized appreciation               $ 20,855,120
     Unrealized depreciation                 (7,173,252)
                                           ------------
       Net unrealized appreciation         $ 13,681,868
                                           ============

The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

      YEAR OF                            CAPITAL LOSS
    EXPIRATION                           CARRYFORWARD
    ----------                           ------------
       2009                              $ 28,434,611
       2010                                28,364,195
       2011                                 9,801,830
                                         ------------
                                         $ 66,600,636
                                         ============

No capital loss carryforwards were utilized and/or expired during the year ended December 31, 2003 for the Fund.

Expired capital loss carryfowards are recorded as a reduction of paid-in capital.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

   INVESTMENT ADVISOR MERGER--On April 1, 2003, Stein Roe & Farnham Incorporated, the previous investment advisor to the Fund, merged into Columbia Management Advisors, Inc. ("Columbia"), formerly known as Columbia Management Co., an indirect, wholly owned subsidiary of FleetBoston Financial Corporation. As a result of the merger, Columbia now serves as the Fund's investment advisor. The merger did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

   INVESTMENT ADVISORY FEE--Columbia is the investment advisor to the Fund and receives a monthly fee based on the Fund's average daily net assets at the following annual rates:

AVERAGE DAILY NET ASSETS                       FEE RATE
------------------------                       --------
First $1 billion                                 0.50%
Over $1 billion                                  0.45%

For the year ended December 31, 2003, the Fund's effective investment advisory fee rate was 0.50%.

   ADMINISTRATION FEE--Columbia provides administrative and other services for a monthly fee, at the annual rate of 0.15% of the Fund's average daily net assets.

   PRICING AND BOOKKEEPING FEES--Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services. For the year ended December 31, 2003, the effective pricing and bookkeeping fee rate was 0.036%.

   TRANSFER AGENT FEE--Columbia Funds Services, Inc. (the "Transfer Agent"), formerly Liberty Funds Services, Inc., an affiliate of Columbia, provides shareholder services for a monthly fee at an annual rate of $7,500.

Effective October 13, 2003, Liberty Funds Services, Inc. changed its name to Columbia Funds Services, Inc.

   DISTRIBUTION FEES--Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. Prior to October 13, 2003, Columbia Funds Distributor, Inc., was known as Liberty Funds Distributor, Inc. The Fund has adopted a 12b-1 plan which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of Class B average daily net assets.

   FEE WAIVERS--Columbia has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) would not exceed 0.80% annually of the Fund's average daily net assets. The Distributor has voluntarily agreed to reimburse the Fund's Class B distribution fee in excess of 0.15% when the total operating expenses of the Fund applicable to Class B shares, including distribution fees, are in excess of 0.95% annually of the Class B average daily net assets. Columbia or the Distributor, at their discretion, may revise or discontinue this arrangement any time.

   CUSTODY CREDITS--The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

   FEES PAID TO OFFICERS AND TRUSTEES--The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 5. PORTFOLIO INFORMATION

   PURCHASES AND SALES OF SECURITIES--For the year ended December 31, 2003, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $196,134,294 and $219,350,207, respectively.

NOTE 6. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

   FOREIGN SECURITIES--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

   INDUSTRY FOCUS--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

   LEGAL PROCEEDINGS--Columbia, the Distributor and certain of their affiliates (collectively, "the Columbia Group") have received information requests and subpoenas from various regulatory authorities, including the Securities and Exchange Commission ("SEC") and the New York Attorney General, in connection with their investigations of late trading and market timing in mutual funds. The Columbia Group has not uncovered any instances where Columbia or the Distributor was knowingly involved in late trading of mutual fund shares. The Columbia Group has identified a limited number of investors who had informal arrangements for trading certain Columbia Fund shares between 1998 and 2003. A substantial majority of the trading had ended by October 2002. None of these arrangements exists today. Information relating to those trading arrangements has been supplied to various regulatory authorities. To the extent that any Columbia Fund, whose shares were involved in those trading activities, was harmed by them, the Columbia Group has undertaken to reimburse such fund.

The SEC staff has issued notices to the effect that it has made a preliminary determination to recommend that the SEC bring civil enforcement actions, including injunctive proceedings, against Columbia and the Distributor, alleging that they have violated certain provisions of the federal securities laws. The Columbia Group believes that those allegations are based principally on the trading arrangements referred to above. Columbia and the Distributor are engaged in discussions with the SEC staff in an effort to reach a satisfactory resolution of these matters. However, there can be no assurance that such a resolution will be reached. Any potential resolution of these matters may include, but not be limited to, sanctions, financial penalties, damages or injunctions regarding Columbia or the Distributor, and structural changes in the conduct of their business.

Although the Columbia Group does not believe that these regulatory developments or their resolution will have a material adverse effect on the Columbia Funds, or on the ability of Columbia and the Distributor to provide services to the Columbia Funds, there can be no assurance that these matters or any adverse publicity or other developments resulting from them will not result in increased redemptions or reduced sales of Columbia Fund shares, which could increase transactions costs or operating expenses, or other consequences for the Columbia Funds.

FINANCIAL HIGHLIGHTS
Stein Roe Growth Stock Fund, Variable Series--Class A Shares

Selected data for a share outstanding throughout each period is as follows:

                                                                              YEAR ENDED DECEMBER 31,
                                                    ---------------------------------------------------------------------------
                                                       2003            2002            2001            2000            1999
                                                    -----------     -----------     -----------     -----------     -----------
NET ASSET VALUE, BEGINNING OF PERIOD                $     19.48     $     27.93     $     44.65     $     57.93     $     43.53
                                                    -----------     -----------     -----------     -----------     -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (a)                           0.04            0.07            0.04           (0.11)          (0.03)
Net realized and unrealized gain (loss) on
  investments                                              4.85           (8.47)         (10.28)          (5.13)          15.79
                                                    -----------     -----------     -----------     -----------     -----------
     Total from Investment Operations                      4.89           (8.40)         (10.24)          (5.24)          15.76
                                                    -----------     -----------     -----------     -----------     -----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                (0.09)          (0.05)             --(b)           --           (0.08)
From net realized gains                                      --              --           (6.48)          (8.04)          (1.28)
                                                    -----------     -----------     -----------     -----------     -----------
     Total Distributions Declared to Shareholders         (0.09)          (0.05)          (6.48)          (8.04)          (1.36)
                                                    -----------     -----------     -----------     -----------     -----------
NET ASSET VALUE, END OF PERIOD                      $     24.28     $     19.48     $     27.93     $     44.65     $     57.93
                                                    ===========     ===========     ===========     ===========     ===========
Total return (c)(d)                                       25.24%         (30.13)%        (24.64)%        (12.02)%         36.94%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (e)                                               0.76%           0.77%           0.76%           0.68%           0.67%
Net investment income (loss) (e)                           0.16%           0.32%           0.13%          (0.20)%         (0.05)%
Portfolio turnover rate                                     138%             68%             57%             65%             70%
Net assets, end of period (000's)                   $   129,801     $   123,015     $   224,928     $   376,243     $   403,836

(a) Per share data was calculated using average shares outstanding during the period.
(b)  Rounds to less than $0.01 per share.
(c)  Total return at net asset value assuming all distribution reinvested.
(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

REPORT OF INDEPENDENT AUDITORS

To the Trustees of SteinRoe Variable Investment Trust and the Class A Shareholders of Stein Roe Growth Stock Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Stein Roe Growth Stock Fund, Variable Series (the "Fund") (a series of SteinRoe Variable Investment Trust) at December 31, 2003, and the results of its operations, the changes in its net assets, and the Class A financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2004

UNAUDITED INFORMATION

FEDERAL INCOME TAX INFORMATION

100% of the ordinary income distributed by the Fund, for the year ended December 31, 2003, qualifies for the corporate dividends received deduction.

TRUSTEES
SteinRoe Variable Investment Trust

Effective October 8, 2003, Patrick J. Simpson and Richard L. Woolworth were appointed to the Board of Trustees of the Fund. Messrs. Simpson and Woolworth had been directors of 15 Columbia Funds and 20 funds in the CMG Fund Trust. Also effective October 8, 2003, the incumbent trustees of the Fund were elected as directors of the 15 Columbia Funds and as trustees of the 20 funds in the CMG Fund Trust. The new combined Board of Trustees/Directors of the Fund now oversees 119 funds in the Columbia Funds Complex (including the former Liberty Funds, former Stein Roe Funds, Columbia Funds and CMG Funds). Several of these trustees/directors also serve on the Boards of other funds in the Columbia Funds Complex.

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

                                                                                                   NUMBER OF
                                              YEAR FIRST                                         PORTFOLIOS IN
                                              ELECTED OR                                        COLUMBIA FUNDS          OTHER
                              POSITION WITH   APPOINTED        PRINCIPAL OCCUPATION(S)         COMPLEX OVERSEEN     DIRECTORSHIPS
    NAME, ADDRESS AND AGE         FUNDS      TO OFFICE(1)      DURING PAST FIVE YEARS         BY TRUSTEE/DIRECTOR       HELD
-----------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES

Douglas A. Hacker (age 48)       Trustee        1996      Executive Vice President--Strategy           119              Orbitz
P.O. Box 66100                                            of United Airlines (airline) since                            (online
Chicago, IL 60666                                         December, 2002 (formerly President                        travel company)
                                                          of UAL Loyalty Services (airline)
                                                          from September, 2001 to December,
                                                          2002; Executive Vice President and
                                                          Chief Financial Officer of United
                                                          Airlines from March, 1993 to
                                                          September, 2001).

Janet Langford Kelly (age 45)    Trustee        1996      Chief Administrative Officer and             119               None
3100 West Beaver Road                                     Senior Vice President, Kmart
Troy, MI 48084-3163                                       Holding Corporation (consumer
                                                          goods) since September, 2003
                                                          (formerly Executive Vice
                                                          President-- Corporate Development
                                                          and Administration, General Counsel
                                                          and Secretary, Kellogg Company
                                                          (food manufacturer), from
                                                          September, 1999 to August, 2003;
                                                          Senior Vice President, Secretary
                                                          and General Counsel, Sara Lee
                                                          Corporation (branded, packaged,
                                                          consumer-products manufacturer)
                                                          from January, 1995 to September,
                                                          1999).

Richard W. Lowry (age 67)        Trustee        1995      Private Investor since August, 1987        121(3)              None
10701 Charleston Drive                                    (formerly Chairman and Chief
Vero Beach, FL 32963                                      Executive Officer, U.S. Plywood
                                                          Corporation (building products
                                                          manufacturer)).

Charles R. Nelson (age 61)       Trustee        1981      Professor of Economics, University           119               None
Department of Economics                                   of Washington, since January, 1976;
University of Washington                                  Ford and Louisa Van Voorhis
Seattle, WA 98195                                         Professor of Political Economy,
                                                          University of Washington, since
                                                          September, 1993; Director,
                                                          Institute for Economic Research,
                                                          University of Washington, since
                                                          September, 2001; Adjunct Professor
                                                          of Statistics, University of
                                                          Washington, since September, 1980;
                                                          Associate Editor, Journal of Money
                                                          Credit and Banking, since
                                                          September, 1993; consultant on
                                                          econometric and statistical
                                                          matters.

John J. Neuhauser (age 60)       Trustee        1985      Academic Vice President and Dean of      122(3),(4)        Saucony, Inc.
84 College Road                                           Faculties since August, 1999,                                (athletic
Chestnut Hill, MA 02467-3838                              Boston College (formerly Dean,                              footwear);
                                                          Boston College School of Management                       SkillSoft Corp.
                                                          from September, 1977 to September,                         (e-learning)
                                                          1999).

                                                                                                   NUMBER OF
                                              YEAR FIRST                                         PORTFOLIOS IN
                                              ELECTED OR                                        COLUMBIA FUNDS          OTHER
                              POSITION WITH   APPOINTED        PRINCIPAL OCCUPATION(S)         COMPLEX OVERSEEN     DIRECTORSHIPS
    NAME, ADDRESS AND AGE         FUNDS      TO OFFICE(1)      DURING PAST FIVE YEARS         BY TRUSTEE/DIRECTOR       HELD
-----------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES (CONTINUED)

Patrick J. Simpson (age 58)      Trustee        2000      Partner, Perkins Coie L.L.P.                 119               None
1211 S.W. 5th Avenue                                      (law firm).
Suite 1500
Portland, OR 97204

Thomas E. Stitzel (age 67)       Trustee        1998      Business Consultant since 1999               119               None
2208 Tawny Woods Place                                    (formerly Professor of Finance
Boise, ID 83706                                           from 1975 to 1999, College of
                                                          Business, Boise State University);
                                                          Chartered Financial Analyst.

Thomas C. Theobald (age 66)      Trustee        1996      Managing Director, William Blair             119              Anixter
27 West Monroe Street,             and                    Capital Partners (private equity                           International
Suite 3500                     Chairman of                investing) since September, 1994.                            (network
Chicago, IL 60606              the Board(6)                                                                             support
                                                                                                                       equipment
                                                                                                                     distributor),
                                                                                                                      Jones Lang
                                                                                                                     LaSalle (real
                                                                                                                        estate
                                                                                                                      management
                                                                                                                     services) and
                                                                                                                      MONY Group
                                                                                                                   (life insurance)

Anne-Lee Verville (age 58)       Trustee        1998      Author and speaker on educational           120(4)          Chairman of
359 Stickney Hill Road                                    systems needs (formerly General                            the Board of
Hopkinton, NH 03229                                       Manager, Global Education Industry,                         Directors,
                                                          IBM Corporation (computer and                              Enesco Group,
                                                          technology) from 1994 to 1997).                            Inc. (designer,
                                                                                                                     importer and
                                                                                                                     distributor of
                                                                                                                     giftware and
                                                                                                                     collectibles)

Richard L. Woolworth (age 62)    Trustee        1991      Retired since December 2003                  119            NW Natural
100 S.W. Market Street #1500                              (formerly Chairman and Chief                              (a natural gas
Portland, OR 97207                                        Executive Officer, The Regence                           service provider)
                                                          Group (regional health insurer);
                                                          Chairman and Chief Executive
                                                          Officer, BlueCross BlueShield of
                                                          Oregon; Certified Public
                                                          Accountant, Arthur Young &
                                                          Company).

                                                                                                   NUMBER OF
                                              YEAR FIRST                                         PORTFOLIOS IN
                                              ELECTED OR                                        COLUMBIA FUNDS          OTHER
                              POSITION WITH   APPOINTED        PRINCIPAL OCCUPATION(S)         COMPLEX OVERSEEN     DIRECTORSHIPS
    NAME, ADDRESS AND AGE         FUNDS      TO OFFICE(1)      DURING PAST FIVE YEARS         BY TRUSTEE/DIRECTOR       HELD
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

William E. Mayer(2) (age 63)     Trustee        1994      Managing Partner, Park Avenue               121(3)        Lee Enterprises
399 Park Avenue                                           Equity Partners (private equity)                          (print media),
Suite 3204                                                since February, 1999 (formerly                             WR Hambrecht +
New York, NY 10022                                        Founding Partner, Development                             Co. (financial
                                                          Capital LLC from November 1996 to                        service provider)
                                                          February, 1999).                                         and First Health
                                                                                                                     (healthcare)

Joseph R. Palombo(2) (age 50)  Trustee and      2000      Executive Vice President and Chief          120(5)             None
One Financial Center            President                 Operating Officer of Columbia
Boston, MA 02111                                          Management Group, Inc. since
                                                          December, 2001 and Director,
                                                          Executive Vice President and Chief
                                                          Operating Officer of Columbia
                                                          Management Advisors, Inc. (Advisor)
                                                          since April, 2003 (formerly Chief
                                                          Operations Officer of Mutual Funds,
                                                          Liberty Financial Companies, Inc.
                                                          from August, 2000 to November,
                                                          2001; Executive Vice President of
                                                          Stein Roe & Farnham Incorporated
                                                          (Stein Roe) from April, 1999 to
                                                          April, 2003; Director of Colonial
                                                          Management Associates, Inc.
                                                          (Colonial) from April, 1999 to
                                                          April, 2003; Director of Stein Roe
                                                          from September, 2000 to April,
                                                          2003) President of Columbia Funds
                                                          and Galaxy Funds since February,
                                                          2003 (formerly Vice President from
                                                          September 2002 to February 2003);
                                                          Manager of Columbia Floating Rate
                                                          Limited Liability Company since
                                                          October, 2000; (formerly Vice
                                                          President of the Columbia Funds
                                                          from April, 1999 to August, 2000;
                                                          Chief Operating Officer and Chief
                                                          Compliance Officer, Putnam Mutual
                                                          Funds from December, 1993 to March,
                                                          1999).

(1) In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds complex.

(2) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co. Mr. Palombo is an interested person as an employee of the Advisor.

(3) Messrs. Lowry, Neuhauser and Mayer each also serve as a director/trustee of the All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.

(4) Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.

(5) Mr. Palombo also serves as an interested director of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.

(6) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003. Prior to that date, Mr. Palombo was Chairman of the Board.

OFFICERS
SteinRoe Variable Investment Trust

                                                       YEAR FIRST
                                                       ELECTED OR
                                     POSITION WITH      APPOINTED                        PRINCIPAL OCCUPATION(S)
    NAME, ADDRESS AND AGE           COLUMBIA FUNDS      TO OFFICE                        DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------------
Vicki L. Benjamin (Age 42)               Chief            2001       Controller of the Columbia Funds and of the Liberty All-Star
One Financial Center                  Accounting                     Funds since May, 2002; Chief Accounting Officer of the
Boston, MA 02111                      Officer and                    Columbia Funds and Liberty All-Star Funds since June, 2001;
                                      Controller                     Controller and Chief Accounting Officer of the Galaxy Funds
                                                                     since September, 2002 (formerly Vice President, Corporate
                                                                     Audit, State Street Bank and Trust Company from May, 1998 to
                                                                     April, 2001).

J. Kevin Connaughton (Age 39)          Treasurer          2000       Treasurer of the Columbia Funds and of the Liberty All-Star
One Financial Center                                                 Funds since December, 2000; Vice President of the Advisor
Boston, MA 02111                                                     since April, 2003 (formerly Controller of the Liberty Funds and of the Liberty All-Star Funds from February, 1998 to
                                                                     October, 2000); Treasurer of the Galaxy Funds since September
                                                                     2002; Treasurer, Columbia Management Multi-Strategy Hedge
                                                                     Fund, LLC since December, 2002 (formerly Vice President of
                                                                     Colonial from February, 1998 to October, 2000).

David A. Rozenson (Age 49)             Secretary          2003       Secretary of the Columbia Funds and of the Liberty All-Star
One Financial Center                                                 Funds since December, 2003; Senior Counsel, FleetBoston
Boston, MA 02111                                                     Financial Corporation since January, 1996; Associate General
                                                                     Counsel, Columbia Management Group since November, 2002.

STEINROE VARIABLE INVESTMENT TRUST

      INVESTMENT MANAGER AND ADMINISTRATOR
      Columbia Management Advisors, Inc.
      100 Federal Street
      Boston, MA 02110

      TRANSFER AGENT
      Columbia Funds Services, Inc.
      PO Box 8081
      Boston, MA 02266-8081

[KEYPORT LOGO]

P.O. Box 9133
Wellesley Hills, MA 02481


                                                ANN-02/727Q-1203 (02/04) 04/0389

ITEM 2. CODE OF ETHICS.

   (a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

   (b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

   (c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that Douglas A. Hacker, Thomas
E. Stitzel, Anne-Lee Verville and Richard L. Woolworth, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Stitzel, Ms. Verville and Mr. Woolworth are each independent trustees, as defined in paragraph (a)(2) of this item's instructions and collectively constitute the entire Audit Committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

4(a) Aggregate Audit Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2003 and December 31, 2002 are as follows:

                   2003              2002
                   $129,000          $117,900

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2003 and December 31, 2002 are as follows:

                   2003              2002
                   $28,100           $10,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above. In fiscal year 2003, Audit-Related Fees primarily consist of certain agreed-upon procedures performed for semi-annual shareholder reports, as well as agreed-upon procedures relating to fund mergers. Audit-Related fees in fiscal year 2002 relate to certain agreed-upon procedures conducted during the conversion of the registrant's accounting system.

The "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. The percentage of Audit-Related services to the registrant that were approved under the "de minimis" exception during the fiscal years ended December 31, 2003 and December 31, 2002 are as follows:

                   2003              2002
                   0%                N/A

The pre-approval requirements for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. During the fiscal year ended December 31, 2003, there were no Audit-Related Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

The percentage of Audit-Related fees required to be approved under paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during the fiscal years ended December 31, 2003 and December 31, 2002 are as follows:

                   2003              2002
                   0%                N/A

(c) Aggregate Tax Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2003 and December 31, 2002 are as follows:

                   2003              2002
                   $11,600           $10,200

Tax Fees include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Tax Fees in both fiscal years 2003 and 2002 relate to the review of annual tax returns.

The "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. The percentage of Tax Fees billed to the registrant that were approved under the "de minimis" exception during the fiscal years ended December 31, 2003 and December 31, 2002 are as follows:

                   2003              2002
                   0%                N/A

The pre-approval requirements for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. During the fiscal year ended December 31, 2003, there were no Tax Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

The percentage of Tax Fees required to be approved under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during the fiscal years ended December 31, 2003 and December 31, 2002 are as follows:

                   2003              2002
                   0%                N/A

(d) Aggregate All Other Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2003 and December 31, 2002 are as follows:

                   2003              2002
                   $0                $0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in (a)-(c) above.

The "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. The percentage of All Other Fees billed to the registrant that were approved under the "de minimis" exception during the fiscal years ended December 31, 2003 and December 31, 2002 are as follows:

                   2003              2002
                   0%                N/A

The pre-approval requirements for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. During the fiscal year ended December 31, 2003, All Other Fees that were approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X were approximately $95,000. During the fiscal year ended December 31, 2002, All Other Fees that would have been subject to pre-approval had paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X been applicable at the time, were approximately $95,000. For both fiscal years, All Other Fees relate to internal controls reviews of the registrant's transfer agent.

The percentage of All Other Fees required to be approved under paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during the fiscal years ended December 31, 2003 and December 31, 2002 are as follows:

                   2003              2002
                   0%                N/A

(e)(1) Audit Committee Pre-Approval Policies and Procedures

I. GENERAL OVERVIEW

The Audit Committee of the registrant has adopted a formal policy (the "Policy") which sets forth the procedures and the conditions pursuant to which the Audit Committee will pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant's independent auditor to the registrant and individual funds (collectively "Fund Services"), and (ii) all non-audit services provided by the registrant's independent auditor to the funds' adviser or a control affiliate of the adviser, that relate directly to the funds' operations and financial reporting (collectively "Fund-related Adviser Services"). A "control affiliate" is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term "adviser" is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser.

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The Audit Committee uses a combination of specific (on a case-by-case basis as potential services are contemplated) and general (pre-determined list of permitted services) pre-approvals. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

The Policy does not delegate the Audit Committee's responsibilities to pre-approve services performed by the independent auditor to management.

II. GENERAL PROCEDURES

On an annual basis, the Fund Treasurer and/or Director of Trustee Administration shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to general pre-approval.

These services will provide a description of each type of service that is subject to general pre-approval and, where possible, will provide projected fees for each instance of providing each service. This general pre-approval and related fees (where provided) will generally cover the period from July 1 through June 30 of the following year. The Audit Committee will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time, based on subsequent determinations. This approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform. The fee amounts will be updated to the extent necessary at other regularly scheduled meetings of the Audit Committee.

In addition to the fees for each individual service, the Audit Committee has the authority to implement a fee cap on the aggregate amount of non-audit services provided to an individual fund.

If, subsequent to general pre-approval, a fund, adviser or control affiliate determines that it would like to engage the independent auditor to perform a service that requires pre-approval and that is not included in the general pre-approval list, the specific pre-approval procedure shall be as follows:

     o A brief written request shall be prepared by management detailing the proposed engagement with explanation as to why the work is proposed to be performed by the independent auditor;
     o The request should be addressed to the Audit Committee with copies to the Fund Treasurer and/or Director of Trustee Administration;
     o The Fund Treasurer and/or Director of Trustee Administration will arrange for a discussion of the service to be included on the agenda for the next regularly scheduled Audit Committee meeting, when the Committee will discuss the proposed engagement and approve or deny the request.

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     o   If the timing of the project is critical and the project needs to commence before the next regularly scheduled meeting, the Chairperson of the Audit Committee may approve or deny the request on behalf of the Audit Committee, or, in the Chairperson's discretion, determine to call a special meeting of the Audit Committee for the purpose of considering the proposal. Should the Chairperson of the Audit Committee be unavailable, any other member of the Audit Committee may serve as an alternate for the purpose of approving or denying the request. Discussion with the Chairperson (or alternate, if necessary) will be arranged by the Fund Treasurer and/or Director of Trustee Administration. The independent auditor will not commence any such project unless and until specific approval has been given.

III. ADDITIONAL PRE-APPROVAL INFORMATION

The engagement of the independent auditor to provide Fund Services and Fund-related Adviser Services shall be approved by the Audit Committee prior to the commencement of any such engagement.

         A.   AUDIT SERVICES TO THE FUNDS

The Audit Committee will monitor the Audit services engagement throughout the year and will also approve, if necessary, any changes in terms and conditions resulting from changes in audit scope, fund structure or other items.

         B. AUDIT-RELATED SERVICES TO THE FUNDS

The Audit Committee believes that the provision of Audit-related Services is consistent with the SEC's rules on auditor independence, and will grant general pre-approval to specific Audit-related Services.

         C. TAX SERVICES TO THE FUNDS

The Audit Committee will grant general pre-approval to those specific Tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC's rules on auditor independence.

         D. ALL OTHER SERVICES TO THE FUNDS

The Audit Committee will grant general pre-approval to those specific permissible non-audit services classified as All Other Services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

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         E.  FUND-RELATED ADVISER SERVICES

The Audit Committee will grant general pre-approval to provide specific non-audit services to the funds' investment adviser, or any control affiliates, that relate directly to the funds' operations and financial statements. This includes services customarily required by one or more adviser entities or control affiliates in the ordinary course of their operations.

         F. CERTAIN OTHER SERVICES PROVIDED TO ADVISER ENTITIES

The Audit Committee recognizes that there are cases where services proposed to be provided by the independent auditor to the adviser or control affiliates are not Fund-related Adviser Services within the meaning of the Policy, but nonetheless may be relevant to the Audit Committee's ongoing evaluation of the auditor's independence and objectivity with respect to its audit services to the funds. As a result, in all cases where an adviser or control affiliate engages the independent auditor to provide audit or non-audit services that are not Fund Services or Fund-related Adviser Services, were not subject to pre-approval by the Audit Committee, and the projected fees for any such engagement (or the aggregate of all such engagements) exceeds a pre-determined threshold established by the Audit Committee, the independent auditor, Fund Treasurer and/or Director of Trustee Administration will notify the Audit Committee not later than its next meeting. Such notification shall include a general description of the services provided, the entity that is to be the recipient of such services, the timing of the engagement, the entity's reasons for selecting the independent auditor, and the projected fees. Such information will allow the Audit Committee to consider whether non-audit services provided to the adviser and Adviser Entities, which were not subject to Audit Committee pre-approval, are compatible with maintaining the auditor's independence.

IV.      REPORTING TO THE AUDIT COMMITTEE

The Fund Treasurer or Director of Trustee Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including:

     o   A general description of the services, and
     o   Actual billed and projected fees, and
     o The means by which such Fund Services or Fund-related Adviser Services were approved by the Audit Committee.

In addition, in accordance with Section 208-5 of the Sarbanes-Oxley Act of 2002, the independent auditor shall report to the Audit Committee annually, and no more than 90 days prior to the filing of audit reports with the SEC, all non-audit services provided to entities in the funds' "investment company complex," as defined by SEC rules. In addition, the independent auditor must annually disclose to the Audit Committee all relationships with the funds of which the independent auditor is aware that may be reasonably thought to bear on the auditor's independence. The independent auditor shall tabulate, calculate and disclose its fees annually for such relationships.

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V.   AMENDMENTS; ANNUAL APPROVAL BY AUDIT COMMITTEE

The Policy may be amended from time to time by the Audit Committee. Prompt notice of any amendments will be provided to the independent auditor, Fund Treasurer and Director of Trustee Administration. The Policy shall be reviewed and approved at least annually by the Audit Committee.

                                      *****

(f) Not applicable.

(g) All non-audit fees billed by the registrant's accountant for services rendered to the registrant for the fiscal years ended December 31, 2003 and December 31, 2002 are disclosed in 4(b)-(d) above.

All non-audit fees billed by the registrant's accountant for services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2003 and December 31, 2002 are also disclosed in 4(b)-(d) above. Such fees were approximately $95,000 and $95,000, respectively.

(h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. RESERVED.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

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ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 10. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

   (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                  SteinRoe Variable Investment Trust
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By (Signature and Title)      /s/ J. Kevin Connaughton
                        ------------------------------------------------------
                              J. Kevin Connaughton, President and Treasurer

Date                          March 4, 2004
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Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/ J. Kevin Connaughton
                        ------------------------------------------------------
                              J. Kevin Connaughton, President and Treasurer

Date                          March 4, 2004
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